UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-04719

                         The TETON Westwood Funds

(Exact name of registrant as specified in charter)

One Corporate Center

                           Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Teton Advisors, Inc.

One Corporate Center

                           Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code:  1-800-422-3554

Date of fiscal year end:  September 30

Date of reporting period:  September 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

TETON WESTWOOD FUNDS

Mighty MitesSM Fund

SmallCap Equity Fund

Convertible Securities Fund

Equity Fund

Balanced Fund

Intermediate Bond Fund

Annual Report

September 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.tetonadv.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Funds, you may call 800-937-8966 or send an email request to info@tetonadv.com.

TETON WESTWOOD FUNDS

(Unaudited)

	Class AAA Shares							Class A Shares
	Average Annual Returns – September 30, 2019 (a)							Average Annual Returns – September 30, 2019 (a)(b)(c)
	1 Year	5 Year	10 Year	15 Year	Since Inception	Gross Expense Ratio	Expense Ratio after Adviser Reimbursements	1 Year	5 Year	10 Year	15 Year	Since Inception	Gross Expense Ratio	Expense Ratio after Adviser Reimbursements
Mighty Mites	(8.00)%	6.00%	10.07%	9.33%	10.44%	1.40%	1.40%	(11.93)%	4.88%	9.34%	8.77%	10.00%	1.65%	1.65%
SmallCap Equity	(5.56)	8.55	10.60	8.79	7.48	1.72	1.25	(9.52)	7.40	9.88	8.24	7.11	1.97	1.50
Convertible Securities	5.08	6.28	9.37	6.62	7.56	2.03	1.15	0.63	5.16	8.65	6.07	7.14	2.28	1.40
Equity	5.84	9.24	11.06	8.31	10.03	1.60	1.60	1.37	8.10	10.34	7.75	9.66	1.85	1.85
Balanced	6.44	6.87	7.94	6.62	8.33	1.34	1.34	1.88	5.74	7.24	6.06	7.91	1.59	1.59
Intermediate Bond	4.97	1.63	1.93	2.66	4.34	2.22	1.00	0.68	0.71	1.41	2.26	4.12	2.32	1.10

	Class C Shares							Class I Shares
	Average Annual Returns – September 30, 2019 (a)(c)(d)							Average Annual Returns – September 30, 2019 (a)(c)
	1 Year	5 Year	10 Year	15 Year	Since Inception	Gross Expense Ratio	Expense Ratio after Adviser Reimbursements	1 Year	5 Year	10 Year	15 Year	Since Inception	Gross Expense Ratio	Expense Ratio after Adviser Reimbursements
Mighty Mites	(9.61)%	5.22%	9.25%	8.52%	9.74%	2.15%	2.15%	(7.80)%	6.27%	10.34%	9.54%	10.59%	1.15%	1.15%
SmallCap Equity	(7.14)	7.74	9.78	7.85	6.81	2.47	2.00	(5.27)	8.82	10.88	9.01	7.62	1.47	1.00
Convertible Securities	3.30	5.49	8.55	5.82	6.97	2.78	1.90	5.33	6.57	9.64	6.84	7.71	1.78	0.90
Equity	3.99	8.42	10.23	7.50	9.50	2.35	2.35	6.08	9.50	11.32	8.51	10.12	1.35	1.35
Balanced	4.58	6.08	7.15	5.82	7.75	2.09	2.09	6.63	7.13	8.22	6.82	8.45	1.09	1.09
Intermediate Bond	3.15	0.88	1.16	1.89	3.84	2.97	1.75	5.14	1.86	2.18	2.84	4.44	1.97	0.75

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.tetonadv.com for performance information as of the most recent month end. For the SmallCap Equity, Convertible Securities, and Intermediate Bond Funds (and for the Mighty Mites Fund through September 30, 2005), Teton Advisors, Inc. (the Adviser) reimbursed expenses to limit the expense ratio. Had such limitations not been in place, returns would have been lower. The contractual expense limitations are in effect through January 31, 2021 and are renewable annually by the Adviser. The Funds, except for the Equity, Balanced, and Intermediate Bond Funds, impose a 2.00% redemption fee on shares sold or exchanged within seven days after the date of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of a Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.tetonadv.com.

(b)	Includes the effect of the maximum 4.00% sales charge at the beginning of the period.
(c)

The performance of the Class AAA Shares is used to calculate performance for the periods prior to the issuance of Class A Shares, Class C Shares, and Class I Shares. The performance for the Class A Shares and Class C Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The performance for the Class I Shares would have been higher due to the lower expenses associated with this class of shares. The inception dates for the Class AAA Shares and the initial issuance dates for the Class A Shares, Class C Shares, and Class I Shares after which shares remained continuously outstanding are listed below.

(d)	Assuming payment of the 1.00% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

Inception Dates
	Class AAA Shares	Class A Shares	Class C Shares	Class I Shares
Mighty Mites	05/11/98	11/26/01	08/03/01	01/11/08
SmallCap Equity	04/15/97	11/26/01	11/26/01	01/11/08
Convertible Securities	09/30/97	05/09/01	11/26/01	01/11/08
Equity	01/02/87	01/28/94	02/13/01	01/11/08
Balanced	10/01/91	04/06/93	09/25/01	01/11/08
Intermediate Bond	10/01/91	07/26/01	10/22/01	01/11/08

The TETON Westwood Funds file complete schedules of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.tetonadv.com or by calling the Funds at 800-WESTWOOD (800-937-8966). The Funds’ Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

Each Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Funds’ proxy voting policies, procedures, and how the Funds voted proxies relating to portfolio securities are available without charge, upon request, by (i) calling 800-WESTWOOD (800-937-8966); (ii) writing to The TETON Westwood Funds at One Corporate Center, Rye, NY 10580-1422; and (iii) visiting the SEC’s website at www.sec.gov.

Performance Discussion (Unaudited)

Mighty Mites Fund

For the fiscal year ended September 30, 2019, the TETON Westwood Mighty Mites Fund net asset value (NAV) per Class AAA Share depreciated (8.0)% versus a loss of (8.9)% for the Russell 2000 Index. See the next page for additional performance information.

The Fund primarily invests in small and micro-cap equity securities that have a market capitalization of $500 million or less at time of initial investment. The portfolio management team focuses on bottom up stock selection, seeking bite sized companies with excellent management teams, strong balance sheets, and superior long term fundamentals. As bottom up, fundamental, research driven investors, the team seeks to purchase the inefficiently priced stocks of excellent companies selling at a discount to their Private Market Value (PMV), and possess a catalyst that can unlock hidden value within the enterprise. As such, (y)our portfolio is diversified across a broad cross section of companies sharing these valuation characteristics.

U.S. equity markets declined sharply in the fourth quarter of 2018 as investor sentiment turned negative in the face of an increasingly conflicted set of economic indicators. On one hand, the broad U.S. economy and consumer remained healthy with low unemployment, persistent job and wage growth, manageable inflation, and robust corporate profits. On the other, pockets of the economy such as housing and autos showed signs of slowing, global commodity prices, led by oil, declined steeply, and growth in many international markets stalled. Added to these factors was a fiercely divided U.S. government, intensifying trade disputes with China and other nations, and mounting (but now dissipating) concerns that the Federal Reserve might move too aggressively to raise interest rates, and the results were extensive pessimism and widespread selling as the year came to an end.

U.S. stock market indices rebounded during the first quarter of 2019 following sharp declines at year-end as economic indicators slowed, but data suggested the U.S. economy was still on a solid foundation. Additionally, fourth quarter earnings reports were exceptional, as double-digit earnings growth including the benefit of the Tax Cut and Jobs Act and multiple expansion supported the recovery in share prices.

The U.S. economic data were mixed in the first quarter; consequently, the Federal Open Market Committee maintained the federal funds rate at 2.25%-2.50% following four rate hikes in 2018. The pause eased concerns that the committee would raise rates too quickly; however, the yield curve temporarily inverted, which raised recession fears.

The U.S. consumer remained resilient as employment and household wealth were at healthy levels and near historical highs. According to the Bureau of Labor Statistics (BLS) report, the March unemployment rate was 3.8% and wages increased over 3%. Household wealth was $104 trillion including the impact of equity losses in the fourth quarter.

Markets strengthened in the second quarter of 2019 despite continued deceleration in global growth and weakening indicators in key segments of the U.S. economy. The U.S. unemployment rate through June stood near record lows (3.7%) and domestic GDP growth remained solid through the first quarter (increased 3.1%).

Over the course of the third quarter of 2019, U.S. equity markets fluctuated widely as investors worked to discount an increasingly divergent set of macroeconomic indicators. As expected, The Federal Reserve acted to reduce interest rates for the first time in a decade with two 25 basis point cuts in July and September, but stopped short of communicating an ongoing policy towards lower rates. Lower unemployment and persistent wage growth suggested a strengthening U.S. consumer, but consumer confidence declined more than anticipated in both August and September. Second quarter earnings were broadly ahead of expectations and U.S. corporate profits continued to rise.

Among our stronger performing stocks for the year were Aerojet Rocketdyne Holdings (5.8% of net assets as of September 30, 2019), a technology-based company providing solutions to customers in the aerospace, defense, and real estate markets; Casella Waste Systems, Inc. (1.8%), which serves customers with integrated services beyond the traditional waste disposal model; and Federal Signal Corp. (1.9%), a designer and manufacturer of products and integrated solutions for municipal, governmental, industrial, and commercial customers.

Some of the weaker holdings in the portfolio included Ferro Corp. (1.3%), a leading provider of functional coatings and color solutions; Marine Products Corp. (1.2%), a manufacturer of fiberglass motorized boats distributed through its independent dealer network; and Twin Disc, Inc. (0.6%), which provides transmission technology for drivelines and powertrains for tractors, trucks, turbines, work boats, and pleasure craft.

We appreciate your continued confidence and trust.

Average Annual Returns through September 30, 2019 (a) (Unaudited)
	1 Year	5 Year	10 Year	15 Year	Since Inception (5/11/98)
Mighty Mites Fund Class AAA	(8.00)%	6.00%	10.07%	9.33%	10.44%
Dow Jones U.S. Micro-Cap Total Stock Market Index	(17.33)	4.90	9.16	6.20	7.67	(b)
Russell 2000 Index	(8.89)	8.19	11.19	8.19	6.99
Lipper Small Cap Value Fund Average	(8.99)	5.41	9.45	7.26	7.51	(b)

In the current prospectuses dated January 28, 2019, as amended March 18, 2019, the expense ratio for Class AAA Shares is 1.40%. See page 38 for the expense ratios for the year ended September 30, 2019. Class AAA Shares do not have a sales charge.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.tetonadv.com for performance information as of the most recent month end. Teton Advisors, Inc., (the Adviser) reimbursed expenses through September 30, 2005 to limit the expense ratios. Had such limitations not been in place, returns would have been lower. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.tetonadv.com. Other share classes are available and have different performance characteristics. See page 2 for performance of other classes of shares. The Dow Jones U.S. Micro-Cap Total Stock Market Index is designed to provide a comprehensive measure of the micro-cap segment of the U.S. stock market. The Russell 2000 Index is an unmanaged indicator which measures the performance of the small cap segment of the U.S. equity market. The Lipper Small Cap Value Fund Average reflects the average performance of mutual funds classified in this particular category. Investing in small capitalization securities involves special challenges because these securities may trade less frequently and experience more abrupt price movements than large capitalization securities. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	Dow Jones U.S. Micro-Cap Total Stock Market Index and Lipper Small Cap Value Fund Average since inception performance is as of April 30, 1998.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE MIGHTY MITES FUND CLASS AAA, THE RUSSELL 2000 INDEX,

AND THE DOW JONES U.S. MICRO-CAP TOTAL STOCK MARKET INDEX (Unaudited)

*Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

SmallCap Equity Fund (Unaudited)

For the fiscal year ended September 30, 2019, the TETON Westwood SmallCap Equity Fund NAV per Class AAA Share decreased (5.6)% compared with a loss of (8.9)% for the Russell 2000 Index. See the next page for additional performance information.

The Fund invests primarily in small cap companies that, through bottom-up fundamental research, the portfolio manager believes are attractively priced relative to their earnings growth potential or Private Market Value. The Fund characterizes small capitalization companies as those companies with a market capitalization between $100 million and $2.5 billion at the time of the Fund’s initial investment.

U.S. equity markets declined sharply in the fourth quarter of 2018 as investor sentiment turned negative in the face of an increasingly conflicted set of economic indicators. A year that began on a strong note of optimism, confidence and synchronized global growth violently reversed to close out with doubt and concern over potential global growth. The sharp market decline in the fourth quarter was caused by a host of factors: U.S. Federal Reserve monetary tightening, fears over a trade war with China, slowing global growth, collapsing oil prices, and a federal government shutdown.

The first quarter of 2019 saw stocks post their strongest first quarter in over a decade. Major indexes have recouped almost all of the losses sustained in the final months of 2018, when fears over a potential economic slowdown sent global markets tumbling. Much of the rally was driven by relief that central banks were backing off rate hike campaigns amidst slowing growth from the Eurozone to China. Consequently, long term interest rates have declined, with three-month U.S. Treasury bills slightly higher than the yield on ten-year U.S. treasury notes.

The two primary fears which gripped the market in December — escalating trade disputes and steadily rising interest rates — abruptly turned around in the first quarter. Firstly, U.S. and Chinese officials placed a stay on added tariffs while negotiating towards a solution. Concurrently, earnings reports continued to reflect the absorption of inflation (provoked by an initial round of tariffs last fall) via pass-through pricing. In still another dramatic reversal, the Federal Reserve acknowledged market concerns by signaling a hold to further interest rate hikes for the year, citing a diminished inflation outlook and slowing global growth (namely Europe). With both of those exogenous threats receding, the focus returned to economic growth, albeit at a moderating pace.

Stocks posted solid gains in the quarter amidst volatility wrought by headlines and emotion. Stocks sharply reversed course twice over fears that China trade sanctions would impede global economic growth. The S&P 500 gained 17%, so far this year, its best first half performance since 1997, while the Russell 2000 small-cap benchmark has lagged. We view this environment as ripe with opportunity. Such markets overlay our active investment style of combining cumulative research that identifies quality companies with our disciplined pricing approach of using both upside and downside price targets to guide our entry and exit points. Having already identified which stocks we would like to own and at what price serves to quickly highlight opportunities during exaggerated market swings, we look to deploy capital following a record year of takeout activity within the portfolio.

The second quarter of 2019 began on a stable economic note as the Purchasing Manager Index (PMI) marked a rebound in March for both the U.S. (rising from 54.2 to 55.3) and China (from 49.3 to 50.5) after easing in prior months. Even the Eurozone and Germany, both already at contraction levels below a reading of 50, halted their declines. The month of May began with President Trump’s escalation of trade tensions, coming in the form of a Sunday morning “tweet” (May 5) threatening a spike in tariffs to 25% on Chinese goods by the end of the week. May closed out with another “tweet” (May 30) that threatened to upend the USMCA Agreement (NAFTA 2.0) by imposing an arbitrary 5% tariff that would accelerate to 25% unless illegal immigration was deemed solved. This injection of uncertainty caused a sustained decline in the market. Alongside investors, corporate leaders responded to uncertainty, reflected in durable goods orders (excluding aircraft) which declined sequentially for three out of the last four months.

In September of last year, President Trump decisively intensified the trade battle against China with the publication of “U.S. Section 301 Final List 3”, outlining additional tariffs on a broader swath of goods. Since late last summer, small capitalization stocks (as measured by the Russell 2000 Index and the Russell 2000 Value Index) have declined while the larger cap S&P 500 Index remains slightly higher. Domestic-orientation was expected to shield small cap companies from potential tariff-driven overseas weakness. But it became clear that increased trade actions have extended that pressure to the domestic economy. At the moment, recession forecasts have frequented news headlines along with debates around “stall speed”, the lowest level of growth which the economy can sustain.

At the end of the fund’s final fiscal quarter, macro data points were undeniably gloomier than at the start. Chief among these are the manufacturing indices — those which directly correlate with the impact of tariff actions upon the production of goods. Though the U.S. purchasing managers index (PMI) appeared to stabilize earlier in the year, it turned downwards following additional tariff actions and has now marked two months below a reading of 50 (seen as contractionary). Similar PMI measurements in the Eurozone have continued 18 months of freefall readings, with Germany marking a reading of 41.7 in September and linked quarter GDP of -0.1% in Q2.

In response, The Federal Reserve is attempting to extend the economic expansion, with two 25 basis point cuts during the quarter. While the Fed forecast no further rate cuts for the year, Chairman Powell stated “we’re prepared to be aggressive” if the economy weakens more. Market expectations rose for a third cut by the end of the year based upon interpretation of recent data.

Among our stronger performing stocks for the year were: Entegris Inc. (3.0% of net assets as of September 30, 2019), a global leader in advanced materials science, including filtration products, gas delivery systems, and specialty coatings; Cypress Semiconductor Corp. (1.9%), whose products include programmable systems-on-chips, general-purpose microcontrollers, and USB-based connectivity solutions; and Winnebago Industries Inc. (2.0%), a U.S. manufacturer of outdoor lifestyle products whose brands include Winnebago, Grand Design, and Chris-Craft.

Some of the weaker holdings in the portfolio included Centennial Resource Development (0.6%), an independent oil producer focused in the southern Delaware Basin; Patterson-UTI Energy Inc. (2.1%), which provides drilling and pressure pumping services, directional drilling, and rental equipment for oil fields; and Ferro Corp. (0.9%), a global supplier of technology-based functional coatings and color solutions for glass, metal, ceramic, and other substrates.

We thank you for your continued confidence and trust.

Average Annual Returns through September 30, 2019 (a) (Unaudited)					Since
					Inception
	1 Year	5 Year	10 Year	15 Year	(4/15/97)
SmallCap Equity Fund Class AAA	(5.56)%	8.55%	10.60%	8.79%	7.48%
Russell 2000 Index	(8.89)	8.19	11.19	8.19	8.32
Russell 2000 Value Index	(8.24)	7.17	10.06	7.23	8.90

In the current prospectuses dated January 28, 2019, the gross expense ratio for Class AAA Shares is 1.72%, and the net expense ratio is 1.25% after contractual reimbursements by Teton Advisors, Inc. (the Adviser) in place through January 31, 2020. See page 39 for the expense ratios for the year ended September 30, 2019. Class AAA Shares do not have a sales charge.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.tetonadv.com for performance information as of the most recent month end. The Adviser reimbursed expenses to limit the expense ratio. Had such limitation not been in place, returns would have been lower. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.tetonadv.com. Other share classes are available and have different performance characteristics. See page 2 for performance of other classes of shares. The Russell 2000 Index is an unmanaged indicator which measures the performance of the small cap segment of the U.S. equity market. The Russell 2000 Value Index measures the performance of the small capitalization sector of the U.S. equity market and is a subset of the Russell 2000 Index. Investing in small capitalization securities involves special challenges because these securities may trade less frequently and experience more abrupt price movements than large capitalization securities. Dividends are considered reinvested. You cannot invest directly in an index.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SMALLCAP EQUITY FUND

CLASS AAA AND THE RUSSELL 2000 INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Convertible Securities Fund (Unaudited)

For the fiscal year ended September 30, 2019, the TETON Convertible Securities Fund NAV per Class AAA Share appreciated 5.1% compared with gains of 4.3% and 4.0% for the Standard & Poor’s (S&P) 500 Index and the ICE Bank of America Merrill Lynch U.S. Convertibles Index, respectively. See the next page for additional performance information.

The Fund invests in convertible securities. By investing in convertible securities, the portfolio managers seek the opportunity to participate in the capital appreciation of underlying stocks, while at the same time relying on the fixed income aspect of the convertible securities to provide current income and reduced price volatility, which can limit the risk of loss in a down equity market. The Fund may invest in securities of any market capitalization or credit quality, and may from time to time invest a significant amount of its assets in securities of smaller companies.

U.S. equity markets, including the convertible market, declined sharply in the fourth quarter of 2018 as investor sentiment turned negative in the face of an increasingly conflicted set of economic indicators. A year that began on a strong note of optimism, confidence and synchronized global growth violently reversed to close out with doubt and concern over potential global growth. The sharp market decline in the fourth quarter was caused by a host of factors: U.S. Federal Reserve monetary tightening, fears over a trade war with China, slowing global growth, collapsing oil prices, and a federal government shutdown.

The first quarter of 2019 was a quarter of reversals. There was a reversal of equity prices as the poor performance of the fourth quarter of 2018 was replaced by a strong upward move. There was a reversal of interest rate expectations as 10-year treasury bonds, once expected to move above 3.5% traded below 2.5%. We saw a reversal of expectations for Federal Reserve Board tightening of monetary policy. Through all of this, convertible securities performed well and participated in most of the rise in the equity market. For the quarter, the S&P 500 Index was up 13.6%.

Among U.S. convertible issues, the Technology and Energy sectors had the strongest performance for the quarter, while Transports and Finance underperformed. Equity sensitive convertibles drove returns, outperforming balanced convertibles and the credit sensitive (yield alternative) segment of the Index. By keeping pace with equity markets during the strong start to the year, we saw the benefits of using convertibles as a reduced volatility equity alternative. The asymmetrical return structure allowed us to outperform falling equity markets in 2018 while remaining invested so as not to miss the rebound at the beginning of 2019.

The second quarter of 2019 was a quarter of continuation. There was a continuation of rising equity prices, as the strong bounce back from the poor performance of the fourth quarter of 2018 brought equity prices back to near record levels. The Federal Reserve Board continued to raise expectation of a loosening of monetary policy. Through all of this, convertible securities performed well, and participated in most of the rise in the equity market. Among U.S. convertible issues, the Technology and Communications sectors had the strongest performance during the quarter, while Consumer Staples and Transports underperformed. Equity sensitive convertibles drove returns, outperforming balanced convertibles and the credit sensitive (yield alternative) segment of the Index.

Mixed signals in the U.S. economy caused more volatility in the markets during the third quarter of 2019, the final quarter of the Fund’s fiscal year. There was strong performance in stocks in July followed by a pullback in August and September. The Federal Reserve cut interest rates for a second time, citing a global business slowdown caused by the ongoing trade negotiations. Disruption in the oil markets caused by disputes in the Middle East and the attack on the Saudi Aramco oil facility also raised concern, while manufacturing in the U.S. showed some weakness.

After a strong start to the year, the Convertible securities market was down marginally in the third quarter of 2019. The U.S. convertible market ended the quarter with 456 issues and $219 billion in market capitalization. Issuance was strong, driven by declining interest rates and strong equity markets providing an opportunity for issuers to raise capital at attractive rates. September alone saw issuance of $17 billion globally including $11.4 billion in the U.S.

Among our stronger performing positions for the year were: MercadoLibre 2.0%, 8/15/28 (1.5% of net assets as of September 30, 3019), which hosts the largest online commerce and payments ecosystem in Latin America; Pros Holdings Inc. 2.0%, 6/01/47 (1.1%), a provider of AI-based solutions for conducting commerce in the digital economy; and Coupa Software Inc. 0.375%, 1/15/23 (1.3%), a cloud platform for business spending which helps customers achieve cost savings and drive profitability.

Some of the weaker holdings in the portfolio included Bristow Group Inc. 4.5%, 6/01/23 (0.1%), a provider of industrial aviation services offering helicopter transportation, search and rescue, and aircraft support services to government and civil organizations; Evolent Health Inc. 1.5%, 10/15/25 (0.9%), which partners with health systems and health care providers to gain operational scale and improve clinical performance; and Teladoc 3.0%, 12/15/22 (1.0%), a provider of virtual health care solutions serving businesses and individuals.

We appreciate your continued confidence and trust.

Average Annual Returns through September 30, 2019 (a) (Unaudited)
	1 Year	5 Year	10 Year	15 Year	Since Inception (9/30/97)
Convertible Securities Fund Class AAA	5.08%	6.28%	9.37%	6.62%	7.56%
S&P 500 Index	4.25	10.84	13.24	9.01	7.35
ICE Bank of America Merrill Lynch U.S. Convertibles Index	4.01	7.29	9.94	7.51	7.17

In the current prospectuses dated January 28, 2019, the gross expense ratio for Class AAA Shares is 2.03%, and the net expense ratio is 1.15%, after contractual reimbursements by Teton Advisors, Inc. (the Adviser) in place through January 31, 2020. See page 40 for the expense ratios for the year ended September 30, 2019. Class AAA Shares do not have a sales charge.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.tetonadv.com for performance information as of the most recent month end. The Adviser reimbursed expenses to limit the expense ratio. Had such limitation not been in place, returns would have been lower. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.tetonadv.com. Other share classes are available and have different performance characteristics. See page 2 for performance of other classes of shares. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. The ICE Bank of America Merrill Lynch U.S. Convertibles Index is a market value weighted index of all dollar denominated convertible securities that are exchangeable into U.S. equities that have a market value of more than $50 million. Dividends are considered reinvested. You cannot invest directly in an index.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE CONVERTIBLE SECURITIES FUND

CLASS AAA, THE S&P 500 INDEX AND

THE ICE BANK OF AMERICA MERRILL LYNCH U.S. CONVERTIBLES INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Equity Fund (Unaudited)

The TETON Westwood Equity Fund outperformed the benchmark S&P 500 Index over the fiscal year. For the twelve months ended September 30, 2019, the Equity Fund Class AAA shares posted a gain of 5.8%, net of expenses, versus the S&P 500 Index gain of 4.3%. See the next page for additional performance information.

The Fund seeks to provide capital appreciation. The Fund’s secondary goal is to produce current income.

The fourth quarter of 2018 saw the S&P 500 Index suffered one of the worst quarters in the last 50 years, having fallen over 13% and ending the year with pessimism reigning supreme. Small caps fared worse, down over 20%, with growth declining moderately more than value for both small and large cap stocks. Global equity markets declined as well, adding to their losses for the year. The same fears generally throughout the year were cited as causes — trade wars, slowing growth, and higher interest rates. Making progress with China in resolving the on-going trade dispute seemed challenging; earnings reports weighed on sentiment as results were underwhelming. The Federal Reserve raised the federal funds rate, as expected, though its commentary shifted to be more balanced regarding future actions. Volatility reemerged and remained elevated for the quarter.

In the first quarter of 2019 the S&P 500 Index reversed course from the end of the year and rallied for one of the best first quarters to start the year in two decades. The major worries of the market that pressured shares turned into tailwinds. Fears over growth were placated for the majority of companies when they reported earnings. This optimism drove small cap stocks to outpace large caps and growth stocks to rally over value stocks. Optimism also rose for a potential trade deal with China, as some progress appeared to have been made which helped bolster both domestic and global markets during the quarter.

Markets remained volatile during the second quarter of 2019, after one of the strongest starts to the year, as investor sentiment oscillated with each passing headline. Growth concerns were temporarily placated with the initial U.S. GDP estimate exceeding forecasts at 3.2% for the first quarter of 2019, though that marked the high point for expectations. Corporations reported better than expected earnings, with management teams expressing caution regarding implications from moderating growth and disruptions from the trade dispute. Optimism around a potential trade deal was crushed as negotiations collapsed, with little progress made during the quarter. Hope rested on the G-20 meeting that happened over the last weekend in June which produced some progress towards a resolution. These headwinds culminated in pressures on interest rates, as investors moved into safe haven assets, which sent the yield on the 10-year treasury to multi-year lows below 2%. Inflation remained relatively tame, further bolstering confidence in the Federal Reserve’s pivot towards easier monetary policy.

Equity markets ended the third quarter of 2019 in positive territory despite continued concerns over the ongoing trade dispute and future economic growth given the deterioration of economic data. The U.S. market outperformed international equities and large caps fared far better than small caps. GDP growth for the second quarter remained steady at 2%, though several economic indicators such as the ISM’s PMI for the manufacturing segment fell into contraction. Investors continued to look for additional clues regarding the health of the economy given the longevity of the business cycle. The Federal Reserve cut rates twice during the quarter, marking the first time for such actions in over a decade. Interest rates fell sharply during the quarter, notably the yield on the 10-year U.S. treasury declined to 1.66%, falling 34 basis points over increasing demand for safe-haven assets amidst the uncertainty. The impact from macroeconomic uncertainty clearly weighed on business confidence, though company fundamentals have so far remained relatively resilient.

Among our stronger performing positions for the year were: Motorola Solutions, Inc. (2.1% of net assets as of September 30, 2019), a leader in mission-critical communications, including command center software, video security, and managed and support services; WEC Energy Group Inc. (2.0%), a Midwest electric and natural gas holding company serving 4.5 million customers in Wisconsin, Illinois, Michigan, and Minnesota; and NextEra Energy, Inc. (2.0%), a clean energy company headquartered in Florida, and which owns Florida Power & Light Company and Gulf Power Company, which together serve more than five million customers in Florida.

Some of the weaker holdings in the portfolio included: EOG Resources, Inc. (2.0%), a crude oil and natural gas exploration and production company with reserves in the U.S., Trinidad, and China; FedEx Corporation (no longer held), which provides customers and businesses worldwide with a portfolio of transportation, e-commerce, and business services; and CVS Health Corporation (3.8%), a health care company that provides retail pharmacy, pharmacy benefits management, clinical services, and specialty pharmacy services.

We appreciate your continued confidence and trust.

Average Annual Returns through September 30, 2019 (a) (Unaudited)
					Since
	1 Year	5 Year	10 Year	15 Year	Inception (1/2/87)
Equity Fund Class AAA	5.84%	9.24%	11.06%	8.31%	10.03%
S&P 500 Index	4.25	10.84	13.24	9.01	10.41 (b)

In the current prospectuses dated January 28, 2019, the expense ratio for Class AAA Shares is 1.60%. See page 41 for the expense ratios for the year ended September 30, 2019. Class AAA Shares do not have a sales charge.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.tetonadv.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.tetonadv.com. Other share classes are available and have different performance characteristics. See page 2 for performance of other classes of shares. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	S&P 500 Index since inception performance is as of December 31, 1986.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE EQUITY FUND CLASS AAA AND THE S&P 500 INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Balanced Fund (Unaudited)

For fiscal year ended September 30, 2019, the TETON Westwood Balanced Fund Class AAA Shares posted a return of 6.4%, net of expenses, versus the Bloomberg Barclays Government/Credit Bond Index return of 11.3%. The Fund’s return was less than a common balanced benchmark comprised of 60% S&P 500 Index and 40% of the Bloomberg Barclays Capital Government/Credit Bond Index which returned 7.1%. See the next page for additional performance information.

The Fund invests in a combination of equity and debt securities. The Fund is primarily equity-oriented, and uses a top-down approach in seeking to provide equity-like returns but with lower volatility than a fully invested equity portfolio. Westwood Management Corp., the Fund’s sub-adviser (the “Westwood Sub-Adviser”) will typically invest 30% to 70% of the Fund’s assets in equity securities and 70% to 30% in debt securities, and the balance of the Fund’s assets in cash or cash equivalents. The actual mix of assets will vary depending on the Westwood Sub-Adviser’s analysis of market and economic conditions.

The Fund invests in stocks of seasoned companies. Seasoned companies generally have market capitalizations of $1 billion or more and have been operating for at least three years. The Westwood Sub-Adviser chooses stocks of seasoned companies with proven records and above-average earnings growth potential. The Westwood Sub-Adviser has disciplines in place that serve as sell signals such as a security reaching a predetermined price target, a change to a company’s fundamentals that make the risk/reward profile unattractive, or a need to improve the overall risk/reward profile of the Fund.

The debt securities held by the Fund are investment grade securities of corporate and government issuers and commercial paper and mortgage and asset-backed securities. Investment grade debt securities are securities rated in one of the four highest ratings categories by a Nationally Recognized Statistical Rating Organization (“NRSRO”). The Fund may invest in fixed income securities of any maturity.

The Fund may also invest up to 25% of its total assets in foreign equity securities and in European Depositary Receipts (“EDRs”) or American Depositary Receipts (“ADRs”), including in those of companies located in emerging markets. The Fund may also invest in foreign debt securities.

The fourth quarter of 2018 saw the S&P 500 Index suffered one of the worst quarters in the last 50 years, having fallen over 13% and ending the year with pessimism reigning supreme. Small caps fared worse, down over 20%, with growth declining moderately more than value for both small and large cap stocks. Global equity markets declined as well, adding to their losses for the year. The same fears generally throughout the year were cited as causes — trade wars, slowing growth, and higher interest rates. Making progress with China in resolving the on-going trade dispute seemed challenging; earnings reports weighed on sentiment as results were underwhelming. Yields on intermediate Treasuries fell, and total returns on investment grade bonds were mixed for the period. Yields on the 5-year Treasury note fell by 44 basis points from 2.95% to 2.51%, while the 10 year Treasury note fell by 38 basis points from 3.06% to 2.68% during the quarter. Notwithstanding some inter-period volatility, the trend was clearly down. The U.S. Treasury Yield Curve continued to flatten as the yield differential between 10-year and 2-year Treasuries slightly narrowed. Investment grade credit spreads widened by approximately 48 basis points during the quarter causing U.S. Treasury and Agencies to outperform duration matched corporates. The higher the quality and longer the duration the more these debt securities participated in the December rally.

In the first quarter of 2019 the S&P 500 Index reversed course from the end of the year and rallied for one of the best first quarters to start the year in two decades. The major worries of the market that pressured shares turned into tailwinds. Fears over growth were placated for the majority of companies when they reported earnings. This optimism drove small cap stocks to outpace large caps and growth stocks to rally over value stocks. Optimism also rose for a potential trade deal with China, as some progress appeared to have been made which helped bolster both domestic and global markets during the quarter. Credit in general benefitted from the Fed’s perceived “dovish” shift in policy guidance early in the first quarter of 2019. Hence yields on intermediate Treasuries fell, and total returns on investment grade bonds rebounded smartly for the period. Yields on the 5-year Treasury note fell by 28 basis points from 2.51% to 2.23%, while the 10-year Treasury note fell by 27 basis points from 2.68% to 2.41% during the quarter.

Markets remained volatile during the second quarter of 2019, after one of the strongest starts to the year, as investor sentiment oscillated with each passing headline. Growth concerns were temporarily placated with the initial U.S. GDP estimate exceeding forecasts at 3.2% for the first quarter of 2019, though that marked the high point for expectations. Corporations reported better than expected earnings, with management teams expressing caution regarding implications from moderating growth and disruptions from the trade dispute. After a reported collapse of trade negotiations in May damaged market sentiment, optimism increased at the end of June with progress toward a resolution at the G-20 meeting in Japan. Interest rates moved significantly lower during the quarter reflecting the concerns regarding economic strength and the flight to quality in Treasuries the increased uncertainty and volatility brings. The 10-year Treasury, which had begun the quarter in the 2.40%-2.50% range and peaked at about 2.60% in April, traded below 2.00% in June and settled in.

Equity markets ended the third quarter of 2019 in positive territory despite continued concerns over the ongoing trade dispute and future economic growth given the deterioration of economic data. The U.S. market outperformed international equities and large caps fared far better than small caps. GDP growth for the second quarter remained steady at 2%, though several economic indicators such as the ISM’s PMI for the manufacturing segment fell into contraction. Investors continued to look for additional clues regarding the health of the economy given the longevity of the business cycle. The Federal Reserve cut rates twice during the quarter, marking the first time for such actions in over a decade. Interest rates fell sharply during the quarter, notably the yield on the 10-year U.S. treasury declined to 1.66%, falling 34 basis points over increasing demand for safe-haven assets amidst the uncertainty. The impact from macroeconomic uncertainty clearly weighed on business confidence, though company fundamentals have so far remained relatively resilient.

We appreciate your confidence and trust.

Average Annual Returns through September 30, 2019 (a) (Unaudited)
					Since
					Inception
	1 Year	5 Year	10 Year	15 Year	(10/1/91)
Balanced Fund Class AAA	6.44%	6.87%	7.94%	6.62%	8.33%
Bloomberg Barclays Government/Credit Bond Index	11.32	3.61	3.94	4.26	5.74 (b)
S&P 500 Index	4.25	10.84	13.24	9.01	9.76 (b)
60% S&P 500 Index and 40% Bloomberg Barclays Government/Credit Bond Index(c)	7.08	7.95	9.52	7.11	8.15

In the current prospectuses dated January 28, 2019, the expense ratio for Class AAA Shares is 1.34%. See page 42 for the expense ratios for the year ended September 30, 2019. Class AAA Shares do not have a sales charge.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.tetonadv.com for performance information as of the most recent month end. Teton Advisors, Inc. (the Adviser) reimbursed expenses in years prior to 1998 to limit the expense ratio. Had such limitation not been in place, returns would have been lower. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.tetonadv.com. Other share classes are available and have different performance characteristics. See page 2 for performance of other classes of shares. The Bloomberg Barclays Government/Credit Bond Index is a market value weighted index that tracks the performance of fixed rate, publicly placed, dollar denominated obligations. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	S&P 500 Index and Bloomberg Barclays Government/Credit Bond Index since inception performances are as of September 30, 1991.
(c)	The Blended Index consists of a blend of 60% of the S&P 500 Index and 40% of the Bloomberg Barclays Government/Credit Bond Index.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE BALANCED FUND CLASS AAA,

THE S&P 500 INDEX, AND A COMPOSITE OF 60% OF THE S&P 500 INDEX AND 40% OF

THE BLOOMBERG BARCLAYS GOVERNMENT/CREDIT BOND INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Intermediate Bond Fund (Unaudited)

For the fiscal year ended September 30, 2019, the TETON Westwood Intermediate Bond Fund NAV per Class AAA Share increased 5.0% compared with the Bloomberg Barclays Government/Credit Bond Index which was up 11.3%. See page 14 for additional performance information.

Under normal market conditions the Fund invests at least 80% of its net assets (which includes, for purposes of this test, the amount of any borrowings for investment purposes) in bonds of various types and with various maturities. The Intermediate Bond Fund focuses on investment grade bonds of domestic corporations and governments. Investment grade debt securities are securities rated in the four highest ratings categories by a Nationally Recognized Statistical Rating Organization.

The fourth quarter of 2018 saw global uncertainty and volatility in the equity markets, and the reversal of performance for higher quality fixed income assets. Yields on intermediate Treasuries fell, and total returns on investment grade bonds were mixed for the period. Yields on the 5-year Treasury note fell by 44 basis points from 2.95% to 2.51%, while the 10 year Treasury note fell by 38 basis points from 3.06% to 2.68% during the quarter. Notwithstanding some inter-period volatility, the trend was clearly down. The U.S. Treasury Yield Curve continued to flatten as the yield differential between 10-year and 2-year Treasuries slightly narrowed. Investment grade credit spreads widened by approximately 48 basis points during the quarter causing U.S. Treasury and Agencies to outperform duration matched corporates. The higher the quality and longer the duration the more these debt securities participated in the December rally.

Credit in general benefitted from the Fed’s perceived “dovish” shift in policy guidance early in the first quarter of 2019. Hence yields on intermediate Treasuries fell, and total returns on investment grade bonds rebounded smartly for the period. Yields on the 5-year Treasury note fell by 28 basis points from 2.51% to 2.23%, while the 10-year Treasury note fell by 28 basis points from 2.68% to 2.41% during the quarter. Notwithstanding some mild inter-period volatility, the trend was clearly down. The U.S. Treasury Yield Curve continued to flatten as the yield differential between 10-year and 2-year Treasuries slightly narrowed. Investment grade credit spreads tightened by approximately 32 basis points during the quarter causing corporate bonds to outperform duration matched U.S. Agency and U.S. Treasury securities. Longer duration fixed income securities participated more fully in the quarter’s rally, significantly outperforming shorter dated bonds.

The markets were volatile during the second quarter of 2019, after one of the strongest first quarters in decades for equities. Daily headlines, tweets and the game of “Deal or No Deal” in trade negotiations, put investors on a bit of a rollercoaster. While corporate earnings were generally better than expected, indications of moderating domestic growth and the aforementioned trade “wars” kept traders and investors cautious and reactive. Growth concerns were temporarily placated with the initial U.S. GDP estimate exceeding forecasts at 3.2% for the first quarter of 2019, though that marked the high point for expectations. After a reported collapse of trade negotiations in May damaged market sentiment, optimism increased at the end of June with progress toward a resolution at the G-20 meeting in Japan. Interest rates moved significantly lower during the quarter reflecting the concerns regarding economic strength and the flight to quality in Treasuries the increased uncertainty and volatility brings. The 10-year Treasury, which had begun the quarter in the 2.40%-2.50% range and peaked at about 2.60% in April, traded below 2.00% in June and settled in.

Equity markets ended the third quarter of 2019 in positive territory despite continued concerns over the ongoing trade dispute and future economic growth given the deterioration of economic data. The U.S. market outperformed international equities and large caps fared far better than small caps. GDP growth for the second quarter remained steady at 2%, though several economic indicators such as the ISM’s PMI for the manufacturing segment fell into contraction. Investors continue to look for additional clues regarding the health of the economy given the longevity of the business cycle. The Federal Reserve cut rates twice during the quarter, marking the first time for such actions in over a decade. Interest rates fell sharply during the quarter, notably the yield on the 10-year U.S. treasury declined to 1.66%, falling 34 basis points over increasing demand for safe-haven assets amidst the uncertainty. The impact from macroeconomic uncertainty clearly weighed on business confidence.

We appreciate your continued confidence and trust.

Average Annual Returns through September 30, 2019 (a) (Unaudited)
					Since
					Inception
	1 Year	5 Year	10 Year	15 Year	(10/1/91)
Intermediate Bond Fund Class AAA	4.97%	1.63%	1.93%	2.66%	4.34%
Bloomberg Barclays Government/Credit Bond Index	11.32	3.61	3.94	4.26	5.74 (b)

In the current prospectuses dated January 28, 2019, the gross expense ratio for AAA Shares is 2.22%, and the net expense ratio is 1.00% after contractual reimbursements by Teton Advisors, Inc., (the Adviser) in place through January 31, 2020. See page 43 for the expense ratios for the year ended September 30, 2019. Class AAA Shares do not have a sales charge.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.tetonadv.com for performance information as of the most recent month end. The Adviser reimbursed expenses to limit the expense ratio. Had such limitation not been in place, returns would have been lower. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.tetonadv.com. Other share classes are available and have different performance characteristics. See page 2 for performance of other classes of shares. The Bloomberg Barclays Government/Credit Bond Index is a market value weighted index that tracks the performance of fixed rate, publicly placed, dollar denominated obligations. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	The Bloomberg Barclays Government/Credit Bond Index since inception performance is as of September 30, 1991.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE

INTERMEDIATE BOND FUND CLASS AAA AND

THE BLOOMBERG BARCLAYS GOVERNMENT/CREDIT BOND INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TETON Westwood Funds

Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from April 1, 2019 through September 30, 2019

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table on page 16 illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the fiscal year ended September 30, 2019.

TETON Westwood Funds

Disclosure of Fund Expenses (Unaudited) (Continued)

For the Six Month Period from April 1, 2019 through September 30, 2019

Expense Table

	Actual Fund Return				Hypothetical 5% Return
	Beginning	Ending	Annualized	Expenses	Beginning	Ending	Annualized	Expenses
	Account Value	Account Value	Expense	Paid During	Account Value	Account Value	Expense	Paid During
	04/01/19	09/30/19	Ratio	Period*	04/01/19	09/30/19	Ratio	Period*
TETON Westwood Mighty Mites Fund
Class AAA	$1,000.00	$1,001.20	1.39%	$6.97	$1,000.00	$1,018.10	1.39%	$7.03
Class A	$1,000.00	$1,000.00	1.64%	$8.22	$1,000.00	$1,016.85	1.64%	$8.29
Class C	$1,000.00	$997.70	2.14%	$10.72	$1,000.00	$1,014.34	2.14%	$10.81
Class I	$1,000.00	$1,002.70	1.14%	$5.72	$1,000.00	$1,019.35	1.14%	$5.77
TETON Westwood SmallCap Equity Fund
Class AAA	$1,000.00	$1,005.60	1.25%	$6.28	$1,000.00	$1,018.80	1.25%	$6.33
Class A	$1,000.00	$1,004.70	1.50%	$7.54	$1,000.00	$1,017.55	1.50%	$7.59
Class C	$1,000.00	$1,002.10	2.00%	$10.04	$1,000.00	$1,015.04	2.00%	$10.10
Class I	$1,000.00	$1,007.50	1.00%	$5.03	$1,000.00	$1,020.05	1.00%	$5.06
TETON Convertible Securities Fund
Class AAA	$1,000.00	$1,057.40	1.15%	$5.93	$1,000.00	$1,019.30	1.15%	$5.82
Class A	$1,000.00	$1,055.70	1.40%	$7.21	$1,000.00	$1,018.05	1.40%	$7.08
Class C	$1,000.00	$1,053.00	1.90%	$9.78	$1,000.00	$1,015.54	1.90%	$9.60
Class I	$1,000.00	$1,058.50	0.90%	$4.64	$1,000.00	$1,020.56	0.90%	$4.56
TETON Westwood Equity Fund
Class AAA	$1,000.00	$1,088.60	1.65%	$8.64	$1,000.00	$1,016.80	1.65%	$8.34
Class A	$1,000.00	$1,087.90	1.90%	$9.94	$1,000.00	$1,015.54	1.90%	$9.60
Class C	$1,000.00	$1,084.90	2.41%	$12.60	$1,000.00	$1,012.99	2.41%	$12.16
Class I	$1,000.00	$1,089.80	1.40%	$7.33	$1,000.00	$1,018.05	1.40%	$7.08
TETON Westwood Balanced Fund
Class AAA	$1,000.00	$1,072.30	1.39%	$7.22	$1,000.00	$1,018.10	1.39%	$7.03
Class A	$1,000.00	$1,071.40	1.63%	$8.46	$1,000.00	$1,016.90	1.63%	$8.24
Class C	$1,000.00	$1,068.50	2.15%	$11.15	$1,000.00	$1,014.29	2.15%	$10.86
Class I	$1,000.00	$1,073.80	1.14%	$5.93	$1,000.00	$1,019.35	1.14%	$5.77
TETON Westwood Intermediate Bond Fund
Class AAA	$1,000.00	$1,027.20	1.02%	$5.18	$1,000.00	$1,019.95	1.02%	$5.16
Class A	$1,000.00	$1,026.70	1.12%	$5.69	$1,000.00	$1,019.45	1.12%	$5.67
Class C	$1,000.00	$1,023.20	1.78%	$9.03	$1,000.00	$1,016.14	1.78%	$9.00
Class I	$1,000.00	$1,027.60	0.77%	$3.91	$1,000.00	$1,021.21	0.77%	$3.90

*

Expenses are equal to the Funds’ annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183 days), then divided by 365.

Summary of Portfolio Holdings (Unaudited)

The following tables present portfolio holdings as a percent of net assets as of September 30, 2019:

TETON Westwood Mighty Mites Fund
Diversified Industrial	11.8%	Automotive	1.2%
Financial Services	9.6%	Metals and Mining	1.2%
Health Care	8.7%	Consumer Services	0.8%
Equipment and Supplies	6.9%	Semiconductors	0.8%
Aerospace and Defense	6.6%	Energy and Utilities: Natural Gas	0.8%
Hotels and Gaming	4.6%	Entertainment	0.7%
Electronics	3.7%	Agriculture	0.6%
Real Estate	3.5%	Communications Equipment	0.4%
Food and Beverage	3.2%	U.S. Government Obligations	0.4%
Business Services	3.1%	Energy and Utilities: Integrated	0.2%
Consumer Products	3.0%	Energy and Utilities: Services	0.2%
Machinery	2.8%	Wireless Communications	0.2%
Specialty Chemicals	2.2%	Paper and Forest Products	0.2%
Telecommunications	2.2%	Closed-End Funds	0.1%
Aviation: Parts and Services	2.2%	Airlines	0.1%
Computer Software and Services	2.1%	Educational Services	0.1%
Restaurants	2.1%	Miscellaneous	0.1%
Manufactured Housing and Recreational Vehicles	2.1%	Energy and Utilities	0.1%
Building and Construction	2.1%	Transportation	0.0%*
Environmental Control	1.9%	Energy and Utilities: Oil	0.0%*
Retail	1.8%	Other Assets and Liabilities (Net)	(0.1)%

Automotive: Parts and Accessories	1.7%		100.0%

Energy and Utilities: Water	1.5%
Publishing	1.3%	* Amount represents less than 0.05%.
Broadcasting	1.2%
TETON Westwood SmallCap Equity Fund
Banking	24.3%	Consumer Products	2.2%
Semiconductors	11.4%	Diversified Industrial	1.7%
Energy and Utilities	8.2%	Communications	1.5%
U.S. Government Obligations	7.2%	Machinery	1.2%
Computer Software and Services	6.5%	Equipment and Supplies	1.1%
Health Care	5.8%	Real Estate	1.1%
Electronics	4.9%	Environmental Control	1.0%
Communications Equipment	4.9%	Aviation: Parts and Services	0.8%
Business Services	4.5%	Broadcasting	0.8%
Financial Services	3.5%	Aerospace	0.8%
Automotive	3.4%	Transportation	0.6%
Specialty Chemicals	3.3%	Other Assets and Liabilities (Net)	(5.8)%

Retail	2.8%		100.0%

Building and Construction	2.3%
TETON Convertible Securities Fund
Computer Software and Services	23.2%	Energy and Utilities: Water	1.2%
Health Care	16.4%	Aviation: Parts and Services	1.1%
Semiconductors	8.8%	Equipment and Supplies	1.1%
Energy and Utilities: Integrated	7.4%	Publishing	1.1%
Energy and Utilities: Services	5.9%	Aerospace and Defense	1.0%
Financial Services	4.5%	Consumer Products	1.0%
Telecommunications	4.3%	Consumer Services	0.8%
U.S. Government Obligations	4.2%	Agriculture	0.2%
Communications Equipment	3.6%	Other Assets and Liabilities (Net)	(1.4)%

Business Services	3.5%		100.0%

Real Estate Investment Trusts	3.1%
Diversified Industrial	2.9%
Transportation	2.1%
Cable and Satellite	1.5%
Industrials	1.3%
Automotive	1.2%

Summary of Portfolio Holdings (Unaudited) (Continued)

TETON Westwood Equity Fund
Health Care	12.1%	Entertainment	2.7%
Banking	11.7%	Business Services	2.2%
Financial Services	8.5%	Consumer Products	2.1%
Retail	8.4%	Energy and Energy Services	2.0%
Computer Software and Services	8.2%	Diversified Industrial	1.9%
Energy: Integrated	8.0%	Transportation	1.7%
Food and Beverage	6.4%	Other Investment Companies	1.1%
Aerospace	6.1%	Semiconductors	1.0%
Telecommunications	5.5%	Other Assets and Liabilities (Net)	0.3%

Real Estate	5.2%		100.0%

Energy: Oil	4.9%
TETON Westwood Balanced Fund
U.S. Treasury Notes	10.9%	Energy: Oil	2.9%
Financial Services	10.5%	Transportation	2.5%
Health Care	10.4%	Diversified Industrial	2.0%
Banking	9.1%	U.S. Treasury Inflation Indexed Notes	2.0%
Retail	5.9%	Federal National Mortgage Association	1.9%
Computer Software and Services	5.5%	Federal Home Loan Mortgage Corp.	1.9%
Aerospace	5.0%	Entertainment	1.6%
Energy: Integrated	4.8%	Business Services	1.2%
U.S. Treasury Bonds	3.7%	Energy and Energy Services	1.2%
Food and Beverage	3.7%	Semiconductors	0.6%
Consumer Products	3.4%	Other Assets and Liabilities (Net)	(0.3)%

Telecommunications	3.3%		100.0%

Other Investment Companies	3.3%
Real Estate	3.0%
TETON Westwood Intermediate Bond Fund
Corporate Bonds	85.9%
U.S. Government Obligations	12.2%
Convertible Corporate Bonds	1.8%
U.S. Government Agency Obligations	0.3%
Other Assets and Liabilities (Net)	(0.2)%

	100.0%

TETON Westwood Mighty Mites Fund

Summary Schedule of Investments — September 30, 2019

Shares		Cost	Market Value
	COMMON STOCKS* — 98.8%
	Aerospace and Defense — 6.6%
1,108,900	Aerojet Rocketdyne Holdings Inc.†	$5,098,958	$56,010,539
438,040	Various Securities	7,233,061	7,481,314

		12,332,019	63,491,853

	Agriculture — 0.6%
728,690	Various Securities	6,092,176	5,378,492

	Airlines — 0.1%
265,000	Various Securities	15,815	1,119,300

	Automotive — 1.2%
297,790	Various Securities	3,706,776	11,853,437

	Automotive: Parts and Accessories — 1.6%
1,360,757	Various Securities	18,686,396	15,535,619

	Aviation: Parts and Services — 2.2%
188,040	Ducommun Inc.†	4,760,004	7,972,896
196,200	Kaman Corp.	4,994,792	11,666,052
37,396	Various Securities	228,168	1,097,022

		9,982,964	20,735,970

	Broadcasting — 1.2%
902,000	Beasley Broadcast Group Inc., Cl. A(a)	4,965,303	2,796,200
1,332,028	Various Securities	4,016,891	9,172,501

		8,982,194	11,968,701

	Building and Construction — 2.1%
133,000	Gibraltar Industries Inc.†	3,133,522	6,110,020
98,400	The Monarch Cement Co.	2,612,568	6,051,600
1,098,074	Various Securities	8,455,116	7,793,415

		14,201,206	19,955,035

	Business Services — 3.1%
402,451	Team Inc.†	6,327,227	7,264,241
28,792	Trans-Lux Corp.†(a)(b)(c)	25,123	14,756
941,292	Trans-Lux Corp.†(a)	821,332	482,412
1,871,561	Various Securities	14,698,126	22,172,407

		21,871,808	29,933,816

	Communications Equipment — 0.4%
719,000	Various Securities	4,614,058	4,029,705

	Computer Software and Services — 2.1%
2,590,792	Various Securities	15,799,952	20,703,250

	Consumer Products — 3.0%
800,000	Marine Products Corp.	5,766,933	11,328,000
5,969,212	Various Securities	16,214,919	17,526,334

		21,981,852	28,854,334

	Consumer Services — 0.8%
445,320	1-800-Flowers.com Inc., Cl. A†	1,653,925	6,588,509
118,800	Various Securities	1,103,912	1,273,434

		2,757,837	7,861,943

	Diversified Industrial — 11.8%
270,000	Burnham Holdings Inc., Cl. A(a)	4,323,837	3,847,500
84,673	Chase Corp.	1,320,157	9,262,379
516,579	Griffon Corp.	5,735,883	10,832,662
65,120	John Bean Technologies Corp.	1,905,047	6,474,882
287,170	Lawson Products Inc.†	4,302,426	11,122,094
1,022,900	Myers Industries Inc.	15,911,250	18,054,185
215,431	Park-Ohio Holdings Corp.	4,957,445	6,432,770
640,000	Steel Partners Holdings LP†	10,328,342	8,192,000
519,000	Tredegar Corp.	8,837,769	10,130,880
522,554	Twin Disc Inc.†	9,615,851	5,533,847
3,076,308	Various Securities	23,299,571	24,401,181

		90,537,578	114,284,380

Shares		Cost	Market Value
	Educational Services — 0.1%
125,000	Various Securities	$615,524	$680,000

	Electronics — 3.7%
169,999	Bel Fuse Inc., Cl. A(a)	3,107,228	2,330,686
339,500	CTS Corp.	2,824,101	10,986,220
63,771	EMRISE Corp.†(d)	0	0
700,000	Schmitt Industries Inc.†(a)	1,612,360	1,599,500
188,038	Stoneridge Inc.†	1,977,743	5,823,537
773,174	Various Securities	5,808,088	14,767,115

		15,329,520	35,507,058

	Energy and Utilities: Integrated — 0.2%
29,000	Various Securities	683,833	2,316,230

	Energy and Utilities: Natural Gas — 0.8%
1,237,784	Various Securities	2,772,380	7,231,837

	Energy and Utilities: Oil — 0.0%
71,830	Various Securities	468,742	311,742

	Energy and Utilities: Services — 0.2%
1,761,550	Various Securities	5,098,198	2,300,173

	Energy and Utilities: Water — 1.5%
81,304	SJW Group	2,054,236	5,552,250
333,156	Various Securities	4,533,732	9,197,408

		6,587,968	14,749,658

	Entertainment — 0.7%
1,519,130	Various Securities	5,207,608	7,173,599

	Environmental Control — 1.9%
407,853	Casella Waste Systems Inc., Cl. A†	2,022,942	17,513,208
45,621	Various Securities	689,128	792,601

		2,712,070	18,305,809

	Equipment and Supplies — 6.9%
192,766	CIRCOR International Inc.†	6,300,943	7,238,363
571,000	Federal Signal Corp.	3,734,986	18,694,540
210,000	Interpump Group SpA	1,523,486	6,637,819
490,000	Kimball International Inc., Cl. B	5,071,210	9,457,000
360,431	The Eastern Co.(a)	6,673,582	8,945,897
337,820	The L.S. Starrett Co., Cl. A†(a)	3,705,434	1,959,356
1,092,178	Various Securities	12,175,256	14,110,099

		39,184,897	67,043,074

	Financial Services — 9.1%
302,158	Atlantic Capital Bancshares Inc.†	5,339,986	5,239,420
1,120	Farmers & Merchants Bank of Long Beach	6,157,165	8,904,000
657,872	Flushing Financial Corp.	11,253,397	13,292,304
10	Guaranty Corp., Cl. A†(d)	137,500	75,000
4,061,185	Various Securities	48,157,484	60,483,265

		71,045,532	87,993,989

	Food and Beverage — 3.2%
2,260,562	Various Securities	26,524,853	31,207,587

	Health Care — 8.7%
130,000	BioTelemetry Inc.†	908,156	5,294,900
384,940	Cutera Inc.†	5,778,772	11,251,796
154,000	Neogen Corp.†	476,321	10,488,940
114,000	Quidel Corp.†	1,394,874	6,993,900
117,934	SurModics Inc.†	2,409,935	5,394,301
2,000	Targanta Therapeutics Corp., Escrow†(d)	0	0
278,000	Zealand Pharma A/S†	3,494,481	7,077,891
2,617,920	Various Securities	16,399,868	37,472,956

		30,862,407	83,974,684

	Hotels and Gaming — 4.6%
66,620	Churchill Downs Inc.	1,086,907	8,224,572

See accompanying notes to financial statements.

TETON Westwood Mighty Mites Fund

Summary Schedule of Investments (Continued) — September 30, 2019

Shares		Cost	Market Value
	COMMON STOCKS* (Continued)
	Hotels and Gaming (Continued)
641,210	Golden Entertainment Inc.†	$6,807,644	$8,521,681
353,812	The Marcus Corp.	4,455,756	13,094,582
2,019,240	Various Securities	10,853,034	14,745,624

		23,203,341	44,586,459

	Machinery — 2.8%
326,000	Astec Industries Inc.	11,457,875	10,138,600
559,000	Gencor Industries Inc.†	3,819,715	6,489,990
151,334	Various Securities	2,733,575	10,121,673

		18,011,165	26,750,263

	Manufactured Housing and Recreational Vehicles — 2.1%
55,555	Cavco Industries Inc.†	3,142,786	10,671,560
338,750	Various Securities	3,479,255	9,552,465

		6,622,041	20,224,025

	Metals and Mining — 1.2%
717,000	Osisko Gold Royalties Ltd.	10,420,098	6,662,090
1,103,540	Various Securities	2,669,519	4,411,387

		13,089,617	11,073,477

	Paper and Forest Products — 0.2%
26,800	Various Securities	2,281,278	1,876,000

	Publishing — 1.3%
852,600	The E.W. Scripps Co., Cl. A	5,156,637	11,322,528
279,057	Various Securities	1,187,290	899,909

		6,343,927	12,222,437

	Real Estate — 3.5%
281,450	Griffin Industrial Realty Inc.(a)	8,150,899	10,681,028
527,269	Reading International Inc., Cl. A†	4,919,287	6,306,137
2,508	Royalty LLC†(d)	0	255
1,444,907	Various Securities	13,634,450	16,645,740

		26,704,636	33,633,160

	Restaurants — 2.1%
222,234	Nathan’s Famous Inc.(a)	3,237,026	15,967,513
109,639	Various Securities	3,147,040	4,324,144

		6,384,066	20,291,657

	Retail — 1.8%
172,240	Ingles Markets Inc., Cl. A	2,977,603	6,693,246
907,584	Various Securities	11,172,431	10,222,162

		14,150,034	16,915,408

	Semiconductors — 0.8%
162,740	Entegris Inc.	1,088,226	7,658,544
2,000	Various Securities	23,663	23,360

		1,111,889	7,681,904

	Specialty Chemicals — 2.2%
1,086,593	Ferro Corp.†	5,209,733	12,886,993
267,226	General Chemical Group Inc.†(a)	59,859	2,138
713,301	Various Securities	7,984,840	8,531,898

		13,254,432	21,421,029

	Telecommunications — 2.2%
278,000	Shenandoah Telecommunications Co.	1,472,162	8,832,060
1,881,491	Various Securities	14,397,561	11,910,097

		15,869,723	20,742,157

	Transportation — 0.0%
17,000	Various Securities	374,911	323,000

Shares		Cost	Market Value
	Wireless Communications — 0.2%
1,100,000	Various Securities	$1,366,361	$2,156,000

	TOTAL COMMON STOCKS	587,423,584	954,398,251

	CLOSED-END FUNDS* — 0.1%
127,800	Various Securities	1,152,872	1,137,420

	PREFERRED STOCKS* — 0.6%
	Automotive: Parts and Accessories — 0.1%
46,300	Various Securities	186,816	998,195

	Financial Services — 0.5%
233,000	Various Securities	7,323,349	4,932,610

	TOTAL PREFERRED STOCKS	7,510,165	5,930,805

	CONVERTIBLE PREFERRED STOCKS* — 0.1%
	Energy and Utilities — 0.1%
15,095	Various Securities	313,221	332,090

	Food and Beverage — 0.0%
500	Various Securities	7,625	15,590

	TOTAL CONVERTIBLE PREFERRED STOCKS	320,846	347,680

	RIGHTS* — 0.0%
	Entertainment — 0.0%
550,000	Media General Inc., CVR†(d)	1	1

	Health Care — 0.0%
200,000	Teva Pharmaceutical Industries Ltd., CCCP, expire 02/20/23†(d)	103,591	0
400,000	Various Securities	137,800	228,000

		241,391	228,000

	Specialty Chemicals — 0.0%
30,000	A. Schulman Inc., CVR†(d)	15,690	15,690

	TOTAL RIGHTS	257,082	243,691

	WARRANTS* — 0.0%
	Energy and Utilities — 0.0%
86	Key Energy Services Inc., expire 12/15/21†(d)	0	17
86	Key Energy Services Inc., expire 12/15/20†(d)	0	4

		0	21

	Environmental Control — 0.0%
200	Various Securities	58	43

	Health Care — 0.0%
17,474	Various Securities	15,533	5,846

	TOTAL WARRANTS	15,591	5,910

See accompanying notes to financial statements.

TETON Westwood Mighty Mites Fund

Summary Schedule of Investments (Continued) — September 30, 2019

Principal Amount		Cost	Market Value

	CONVERTIBLE CORPORATE BONDS* — 0.0%
	Telecommunications — 0.0%
$ 180,000	Various Securities	$180,000	$215,308

	U.S. GOVERNMENT OBLIGATIONS* — 0.4%
3,796,000	Various Securities	3,783,123	3,784,099

	TOTAL MISCELLANEOUS INVESTMENTS — 0.1%(e)	568,202	559,073

	TOTAL INVESTMENTS — 100.1%	$601,211,465	966,622,237

	Other Assets and Liabilities (Net) — (0.1)%		(906,592)

	NET ASSETS — 100.0%		$965,715,645

This Summary Schedule of Investments does not reflect the complete portfolio holdings of the Fund. It includes the Fund’s 50 largest holdings, each investment of any issuer that exceeds 1% of the Fund’s net assets, and affiliated or Level 3 securities, if any.

*

“Various Securities” consist of issuers not identified as a top 50 holding, issues or issuers not exceeding 1% of net assets individually or in the aggregate, any issuers that are not affiliated or level 3 securities, if any as of September 30, 2019. The complete Schedule of Investments is available (i) without charge, upon request, by calling 800-GABELLI (800-422-3554); and (ii) on the SEC’S website at http://www.sec.gov.

(a)	Security considered an affiliated holding because the Fund owns at least 5% of its outstanding shares.
(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(c)

At September 30, 2019, the Fund held an investment in a restricted and illiquid security amounting to $14,756 or 0.00% of net assets., which was valued under methods approved by the Board of Trustees as follows:

Acquisition Shares	Issuer	Acquisition Date	Acquisition Cost	09/30/19 Carrying Value Per Share
		06/01/09-
28,792	Trans-Lux Corp.	09/25/18	$25,123	$0.5125

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Represents previously undisclosed, unrestricted securities which the Fund has held for less than one year.
†	Non-income producing security.

See accompanying notes to financial statements.

TETON Westwood SmallCap Equity Fund

Schedule of Investments — September 30, 2019

Shares		Cost	Market Value

	COMMON STOCKS — 98.6%
	Aerospace — 0.8%
3,600	Hexcel Corp.	$109,475	$295,668

	Automotive — 3.4%
14,100	Rush Enterprises Inc., Cl. A	359,374	543,978
19,700	Winnebago Industries Inc.	598,273	755,495

		957,647	1,299,473

	Aviation: Parts and Services — 0.8%
8,000	AAR Corp.	267,789	329,680

	Banking — 24.3%
22,600	Atlantic Capital Bancshares Inc.†	410,019	391,884
9,433	Atlantic Union Bankshares Corp.	223,128	351,332
15,600	Banc of California Inc.	288,439	220,584
13,200	BankUnited Inc.	364,856	443,784
5,900	Berkshire Hills Bancorp Inc.	153,535	172,811
21,662	Cadence BanCorp	342,301	379,951
13,400	CenterState Bank Corp.	309,741	321,399
8,400	Columbia Banking System Inc.	257,223	309,960
3,200	Financial Institutions Inc.	56,688	96,576
34,400	First Foundation Inc.	531,613	525,460
10,200	Flushing Financial Corp.	164,000	206,091
9,300	Glacier Bancorp Inc.	175,557	376,278
20,100	Heritage Commerce Corp.	186,247	236,276
52,050	Investors Bancorp Inc.	561,191	591,288
19,000	LegacyTexas Financial Group Inc.	451,549	827,070
6,500	Live Oak Bancshares Inc.	114,239	117,650
12,150	OceanFirst Financial Corp.	261,398	286,740
17,350	OFG Bancorp	174,937	379,965
8,200	Oritani Financial Corp.	123,867	145,099
17,000	PCSB Financial Corp.	286,964	339,830
29,206	Sterling Bancorp	320,389	585,872
22,200	TrustCo Bank Corp.	147,725	180,930
19,050	Umpqua Holdings Corp.	280,046	313,563
24,600	Valley National Bancorp	244,266	267,402
23,700	Veritex Holdings Inc.	632,717	575,081
14,000	Washington Federal Inc.	300,174	517,860
4,700	Washington Trust Bancorp Inc.	125,134	227,057

		7,487,943	9,387,793

	Broadcasting — 0.8%
11,800	Chicken Soup For The Soul
	Entertainment Inc.†	120,542	114,460
17,600	Hemisphere Media Group Inc.†	206,059	215,072

		326,601	329,532

	Building and Construction — 2.3%
6,300	EMCOR Group Inc.	295,185	542,556
10,900	MYR Group Inc.†	185,196	341,061

		480,381	883,617

	Business Services — 4.5%
21,000	ABM Industries Inc.	654,558	762,720
4,850	FTI Consulting Inc.†	153,369	514,051
6,600	McGrath RentCorp	210,364	459,294

		1,018,291	1,736,065

	Communications — 1.5%
16,100	Meredith Corp.	588,589	590,226

	Communications Equipment — 4.9%
94,500	Extreme Networks Inc.†	563,293	687,487
122,800	Infinera Corp.†	850,952	669,260
5,722	Lumentum Holdings Inc.†	246,293	306,470
15,500	Switch Inc., Cl. A	111,834	242,110

		1,772,372	1,905,327

	Computer Software and Services — 6.5%
8,300	Bottomline Technologies Inc.†	225,173	326,605
31,300	Cloudera Inc.†	169,562	277,318

Shares		Cost	Market Value

4,100	LogMeIn Inc.	$282,556	$290,936
44,000	NetScout Systems Inc.†	973,417	1,014,640
15,600	Progress Software Corp.	358,726	593,736

		2,009,434	2,503,235

	Consumer Products — 2.2%
21,900	Hanesbrands Inc.	354,390	335,508
7,300	Oxford Industries Inc.	444,262	523,410

		798,652	858,918

	Diversified Industrial — 1.7%
3,900	Fabrinet†	142,528	203,970
24,300	Steelcase Inc., Cl. A	340,140	447,120

		482,668	651,090

	Electronics — 4.9%
13,300	Advanced Energy Industries Inc.†	614,276	763,553
5,800	FARO Technologies Inc.†	184,846	280,430
12,100	Plantronics Inc.	470,296	451,572
25,700	TTM Technologies Inc.†	299,653	313,412
900	Woodward Inc.	55,787	97,047

		1,624,858	1,906,014

	Energy and Utilities — 8.2%
9,300	Apergy Corp.†	285,750	251,565
55,200	Centennial Resource Development Inc., Cl. A†	765,408	249,228
41,200	Magnolia Oil & Gas Corp., Cl. A†	487,727	457,320
27,000	Matador Resources Co.†	515,467	446,310
23,700	Oceaneering International Inc.†	442,687	321,135
34,500	Parsley Energy Inc., Cl. A	822,353	579,600
94,200	Patterson-UTI Energy Inc.	1,500,341	805,410
2,100	Penn Virginia Corp.†	88,616	61,047

		4,908,349	3,171,615

	Environmental Control — 1.0%
22,600	Evoqua Water Technologies Corp.†	212,104	384,652

	Equipment and Supplies — 1.1%
11,300	CIRCOR International Inc.†	447,379	424,315

	Financial Services — 3.5%
3,703	Brookfield Asset Management Inc., Cl. A	196,926	196,592
16,600	Brown & Brown Inc.	250,019	598,596
11,800	Coastal Financial Corp.†	168,394	178,298
6,500	Stifel Financial Corp.	262,650	372,970

		877,989	1,346,456

	Health Care — 5.8%
2,700	AMN Healthcare Services Inc.†	133,553	155,412
1,780	ICU Medical Inc.†	129,303	284,088
12,800	Natus Medical Inc.†	362,734	407,552
6,550	Omnicell Inc.†	163,674	473,369
44,900	Patterson Cos. Inc.	796,800	800,118
4,100	Supernus Pharmaceuticals Inc.†	121,200	112,668

		1,707,264	2,233,207

	Machinery — 1.2%
42,300	Mueller Water Products Inc., Cl. A	471,820	475,452

	Real Estate — 1.1%
6,000	Equity Commonwealth, REIT	181,068	205,500
15,200	Paramount Group Inc., REIT	234,541	202,920

		415,609	408,420

	Retail — 2.8%
3,550	American Eagle Outfitters Inc.	45,213	57,581
38,000	Ethan Allen Interiors Inc.	721,833	725,800
14,100	The Hain Celestial Group Inc.†	253,723	302,797

		1,020,769	1,086,178

See accompanying notes to financial statements.

TETON Westwood SmallCap Equity Fund

Schedule of Investments (Continued) — September 30, 2019

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Semiconductors — 11.4%
2,600	Cabot Microelectronics Corp.	$123,045	$367,146
30,900	Cypress Semiconductor Corp.	278,213	721,206
24,300	Entegris Inc.	375,870	1,143,558
28,100	FormFactor Inc.†	281,699	523,925
12,600	MACOM Technology Solutions Holdings Inc.†	231,736	270,837
20,600	Marvell Technology Group Ltd.	288,418	514,382
8,400	Nanometrics Inc.†	252,067	274,008
10,861	Versum Materials Inc.	285,361	574,873

		2,116,409	4,389,935

	Specialty Chemicals — 3.3%
41,400	Darling Ingredients Inc.†	684,837	791,982
29,100	Ferro Corp.†	442,466	345,126
4,700	PolyOne Corp.	137,107	153,455

		1,264,410	1,290,563

	Transportation — 0.6%
7,800	The Greenbrier Companies Inc.	213,945	234,936

	TOTAL COMMON STOCKS	31,580,747	38,122,367

	RIGHTS — 0.0%
	Specialty Chemicals — 0.0%
22,200	A. Schulman Inc., CVR†(a)	11,611	11,611

Principal Amount		Cost	Market Value
	U.S. GOVERNMENT OBLIGATIONS — 7.2%
$2,787,000	U.S. Treasury Bills, 1.938% to 2.034%††, 10/17/19 to 11/21/19	$2,779,706	$2,780,246

	TOTAL INVESTMENTS — 105.8%	$34,372,064	40,914,224

	Other Assets and Liabilities (Net) — (5.8)%		(2,245,383)

	NET ASSETS — 100.0%		$38,668,841

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
†	Non-income producing security.
††	Represents annualized yields at dates of purchase.
CVR	Contingent Value Right REIT
Real	Estate Investment Trust

See accompanying notes to financial statements.

TETON Convertible Securities Fund

Schedule of Investments — September 30, 2019

Principal Amount		Cost	Market Value

	CONVERTIBLE CORPORATE BONDS — 71.4%
	Aerospace and Defense — 1.0%
$250,000	Aerojet Rocketdyne Holdings Inc.,
	2.250%, 12/15/23	$253,359	$499,219

	Automotive — 1.2%
615,000	Tesla Inc.,
	2.000%, 05/15/24	603,949	626,181

	Aviation: Parts and Services — 1.1%
500,000	Kaman Corp.,
	3.250%, 05/01/24	529,688	572,897

	Business Services — 3.5%
509,000	Bristow Group Inc.,
	4.500%, 06/01/23	545,113	63,625
750,000	Perficient Inc.,
	2.375%, 09/15/23	751,303	896,841
310,000	RingCentral Inc.,
	Zero Coupon, 03/15/23	320,572	501,360
292,000	Team Inc.,
	5.000%, 08/01/23	291,448	323,408

		1,908,436	1,785,234

	Cable and Satellite — 1.5%
800,000	DISH Network Corp.,
	3.375%, 08/15/26	805,282	734,965

	Communications Equipment — 3.6%
985,000	InterDigital Inc.,
	2.000%, 06/01/24(a)	987,869	970,839
712,000	Lumentum Holdings Inc.,
	0.250%, 03/15/24	784,773	827,708

		1,772,642	1,798,547
	Computer Software and Services — 22.7%
500,000	Blackline Inc.,
	0.125%, 08/01/24(a)	501,217	479,276
840,000	Boingo Wireless Inc.,
	1.000%, 10/01/23(a)	759,341	694,125
590,000	Coupa Software Inc.,
	0.125%, 06/15/25(a)	605,413	646,787
550,000	CSG Systems International Inc.,
	4.250%, 03/15/36(a)	569,938	624,512
700,000	Evolent Health Inc.,
	1.500%, 10/15/25(a)	661,680	453,250
523,000	GDS Holdings Ltd.,
	2.000%, 06/01/25	438,735	544,759
750,000	IAC Financeco 3 Inc.,
	2.000%, 01/15/30(a)	751,937	811,850
440,000	LivePerson Inc.,
	0.750%, 03/01/24(a)	443,177	514,074
500,000	MercadoLibre Inc.,
	2.000%, 08/15/28	491,658	736,491
305,000	Nice Systems Inc.,
	1.250%, 01/15/24	319,373	545,520
100,000	Okta Inc.,
	0.250%, 02/15/23	104,348	210,470
	0.125%, 09/01/25(a)	380,206	359,118
500,000	PAR Technology Corp.,
	4.500%, 04/15/24(a)	530,442	556,277
570,000	Pluralsight Inc.,
	0.375%, 03/01/24(a)	499,514	490,181

Principal Amount		Cost	Market Value

$500,000	Proofpoint Inc.,
	0.250%, 08/15/24(a)	$528,897	$542,570
500,000	PROS Holdings Inc.,
	1.000%, 05/15/24(a)	627,952	568,258
250,000	Q2 Holdings Inc.,
	0.750%, 02/15/23	274,956	367,344
	0.750%, 06/01/26(a)	396,441	415,800
200,000	SailPoint Technologies Holding Inc.,
	0.125%, 09/15/24(a)	200,000	191,050
400,000	Splunk Inc.,
	1.125%, 09/15/25	407,467	439,250
800,000	Vocera Communications Inc.,
	1.500%, 05/15/23	856,512	840,651
500,000	Workiva Inc.,
	1.125%, 08/15/26(a)	495,522	458,635

		10,844,726	11,490,248

	Consumer Services — 0.8%
300,000	Extra Space Storage LP,
	3.125%, 10/01/35(a)	306,786	383,463

	Diversified Industrial — 1.9%
300,000	Chart Industries Inc.,
	1.000%, 11/15/24(a)	363,128	376,872
500,000	KBR Inc.,
	2.500%, 11/01/23(a)	507,978	580,345

		871,106	957,217

	Energy and Utilities: Integrated — 1.3%
750,000	SunPower Corp.,
	4.000%, 01/15/23	650,049	682,192

	Energy and Utilities: Services — 2.2%
1,100,000	Cheniere Energy Inc.,
	4.250%, 03/15/45	821,997	853,875
250,000	Tesla Energy Operations Inc.,
	1.625%, 11/01/19	248,612	247,686

		1,070,609	1,101,561

	Financial Services — 1.2%
300,000	Encore Capital Europe Finance Ltd.,
	4.500%, 09/01/23	314,665	310,190
199,000	LendingTree Inc.,
	0.625%, 06/01/22	219,919	319,256

		534,584	629,446

	Health Care — 15.1%
495,000	Aerie Pharmaceuticals Inc.,
	1.500%, 10/01/24(a)	544,001	498,968
235,000	Clovis Oncology Inc.,
	4.500%, 08/01/24(a)	235,000	177,470
350,000	CONMED Corp.,
	2.625%, 02/01/24(a)	364,210	434,910
195,000	DexCom Inc.,
	0.750%, 12/01/23(a)	201,585	229,071
500,000	Exact Sciences Corp.,
	0.375%, 03/15/27	514,099	541,900

See accompanying notes to financial statements.

TETON Convertible Securities Fund

Schedule of Investments (Continued) — September 30, 2019

Principal Amount		Cost	Market Value

	CONVERTIBLE CORPORATE BONDS (Continued)
	Health Care (Continued)
$404,000	Insulet Corp.,
	1.375%, 11/15/24	$446,844	$744,250
	0.375%, 09/01/26(a)	300,000	305,673
300,000	Intercept Pharmaceuticals Inc.,
	2.000%, 05/15/26	280,163	271,125
400,000	Invacare Corp.,
	4.500%, 06/01/22	384,616	336,089
495,000	Invitae Corp.,
	2.000%, 09/01/24(a)	514,280	494,134
337,000	Neurocrine Biosciences Inc.,
	2.250%, 05/15/24	371,541	462,266
500,000	Pacira BioSciences Inc.,
	2.375%, 04/01/22	507,436	494,235
400,000	Paratek Pharmaceuticals Inc.,
	4.750%, 05/01/24	395,524	293,187
100,000	Repligen Corp.,
	0.375%, 07/15/24	100,000	99,375
350,000	Retrophin Inc.,
	2.500%, 09/15/25	324,348	260,824
708,000	Supernus Pharmaceuticals Inc.,
	0.625%, 04/01/23	721,089	659,218
770,000	Tabula Rasa HealthCare Inc.,
	1.750%, 02/15/26(a)	778,906	835,795
300,000	Teladoc Health Inc.,
	3.000%, 12/15/22	308,641	513,469

		7,292,283	7,651,959

	Publishing — 1.1%
500,000	Gannett Co. Inc.,
	4.750%, 04/15/24	534,757	541,600

	Semiconductors — 6.8%
250,000	Adesto Technologies Corp.,
	4.250%, 09/15/24(a)	250,000	253,809
250,000	Cypress Semiconductor Corp.,
	4.500%, 01/15/22	273,428	436,532
500,000	Inphi Corp.,
	1.125%, 12/01/20	528,023	781,270
500,000	Knowles Corp.,
	3.250%, 11/01/21	525,889	643,028
758,000	Rambus Inc.,
	1.375%, 02/01/23	742,572	754,782
300,000	Teradyne Inc.,
	1.250%, 12/15/23	359,557	571,140

		2,679,469	3,440,561

	Telecommunications — 4.3%
305,000	8x8 Inc.,
	0.500%, 02/01/24(a)	325,527	321,048
1,000,000	Infinera Corp.,
	2.125%, 09/01/24	874,402	872,570
500,000	Liberty Latin America Ltd.,
	2.000%, 07/15/24(a)	499,516	500,567
300,000	Twilio Inc.,
	0.250%, 06/01/23	300,591	501,381

		2,000,036	2,195,566

	Transportation — 2.1%
500,000	Atlas Air Worldwide Holdings Inc.,
	1.875%, 06/01/24	442,671	415,937

Principal Amount		Cost	Market Value

$590,000	GOL Equity Finance SA,
	3.750%, 07/15/24(a)	$600,504	$622,819

		1,043,175	1,038,756

	TOTAL CONVERTIBLE CORPORATE BONDS	33,700,936	36,129,612

Shares

	CONVERTIBLE PREFERRED STOCKS — 2.3%
	Agriculture — 0.2%
1,000	Bunge Ltd., 4.875%	94,950	101,630

	Financial Services — 2.1%
600	Bank of America Corp., 7.250%, Ser. L	804,556	899,526
117	Wells Fargo & Co., 7.500%, Ser. L	149,190	178,131

		953,746	1,077,657

	TOTAL CONVERTIBLE PREFERRED STOCKS	1,048,696	1,179,287

	MANDATORY CONVERTIBLE SECURITIES (b) — 23.0%
	Consumer Products — 1.0%
5,150	Energizer Holdings Inc., Ser. A
	7.500%, 01/15/22	521,484	487,602

	Diversified Industrial — 1.0%
4,000	Colfax Corp.,
	5.750%, 01/15/22	416,600	522,160

	Energy and Utilities: Integrated — 6.1%
20,200	CenterPoint Energy Inc., Ser. B
	7.000%, 09/01/21	1,034,043	1,055,652
5,000	DTE Energy Co.,
	6.500%, 10/01/19	266,172	290,050
14,000	NextEra Energy Inc.,
	4.872%, 09/01/22	680,031	702,380
	Sempra Energy,
3,535	Ser. A, 6.000%, 01/15/21	360,105	417,837
1,970	Ser. B, 6.750%, 07/15/21	207,963	231,790
7,500	The Southern Co.,
	6.750%, 08/01/22	376,645	401,325

		2,924,959	3,099,034

	Energy and Utilities: Services — 3.7%
10,180	American Electric Power Co. Inc.,
	6.125%, 03/15/22	516,072	560,714
5,000	Dominion Energy Inc., Ser. A
	7.250%, 06/01/22	508,795	528,750
14,705	South Jersey Industries Inc.,
	7.250%, 04/15/21	779,922	759,807

		1,804,789	1,849,271

	Energy and Utilities: Water — 1.2%
9,720	Aqua America Inc.,
	6.000%, 04/30/22	545,865	589,032

	Equipment and Supplies — 1.1%
500	Danaher Corp., Ser. A
	4.750%, 04/15/22	515,260	570,025

	Financial Services — 1.2%
2,538	Assurant Inc., Ser. D
	6.500%, 03/15/21	260,201	317,301
6,000	New York Community Capital Trust V,
	6.000%, 11/01/51	300,700	300,000

		560,901	617,301

See accompanying notes to financial statements.

TETON Convertible Securities Fund

Schedule of Investments (Continued) — September 30, 2019

Shares		Cost	Market Value
	MANDATORY CONVERTIBLE SECURITIES (b) (Continued)
	Health Care — 1.3%
2,730	Avantor Inc., Ser. A
	6.250%, 05/15/22	$154,885	$146,574
8,494	Becton Dickinson and Co., Ser. A
	6.125%, 05/01/20	463,626	525,864

		618,511	672,438

	Industrials — 1.3%
8,032	International Flavors &
	Fragrances Inc.,
	6.000%, 09/15/21	416,608	377,825
5,200	Rexnord Corp., Ser. A
	5.750%, 11/15/19	267,069	284,960

		683,677	662,785

	Real Estate Investment Trusts — 3.1%
504	Crown Castle International Corp., Ser. A
	6.875%, 08/01/20	538,469	636,134
7,500	QTS Realty Trust Inc., Ser. B
	6.500%,	781,733	911,175

		1,320,202	1,547,309

	Semiconductors — 2.0%
1,005	Broadcom Inc., Ser. A
	8.000%, 09/30/22	1,006,500	1,030,513

	TOTAL MANDATORY CONVERTIBLE SECURITIES	10,918,748	11,647,470

Shares		Cost	Market Value
	COMMON STOCKS — 0.5%
	Computer Software and Services — 0.5%
1,664	Alibaba Group Holding Ltd., ADR†	$248,934	$278,271

Principal Amount
	U.S. GOVERNMENT OBLIGATIONS — 4.2%
$2,139,000	U.S. Treasury Bills, 1.762% to 2.065%††, 10/24/19 to 12/26/19	2,130,962	2,130,933

	TOTAL INVESTMENTS — 101.4%	$48,048,276	51,365,573

	Other Assets and Liabilities (Net) — (1.4)%		(728,226)

	NET ASSETS — 100.0%		$50,637,347

(a)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b)	Mandatory convertible securities are required to be converted on the dates listed; they generally may be converted prior to these dates at the option of the holder.
†	Non-income producing security.
††	Represents annualized yields at dates of purchase.
ADR	American Depositary Receipt

See accompanying notes to financial statements.

TETON Westwood Equity Fund

Schedule of Investments — September 30, 2019

Shares		Cost	Market Value
	COMMON STOCKS — 98.6%
	Aerospace — 6.1%
6,095	General Dynamics Corp.	$923,606	$1,113,739
2,989	Northrop Grumman Corp.	957,069	1,120,247
3,127	The Boeing Co.	501,736	1,189,730

		2,382,411	3,423,716

	Banking — 11.7%
65,805	Bank of America Corp.	1,221,600	1,919,532
17,113	JPMorgan Chase & Co.	1,020,220	2,014,029
33,185	Wells Fargo & Co.	1,631,033	1,673,851
20,865	Western Alliance Bancorp	1,093,105	961,459

		4,965,958	6,568,871

	Business Services — 2.2%
8,902	Equifax Inc.	1,094,820	1,252,244

	Computer Software and Services — 8.2%
10,302	Activision Blizzard Inc.	571,183	545,182
876	Alphabet Inc., Cl. A†	728,398	1,069,719
2,995	Apple Inc.	605,526	670,790
2,514	CACI International Inc., Cl. A†	545,179	581,388
12,755	Microsoft Corp.	1,140,333	1,773,328

		3,590,619	4,640,407

	Consumer Products — 2.1%
16,083	Colgate-Palmolive Co.	939,339	1,182,261

	Diversified Industrial — 1.9%
6,294	Honeywell International Inc.	806,073	1,064,945

	Energy and Energy Services — 2.0%
15,093	EOG Resources Inc.	1,359,469	1,120,202

	Energy: Integrated — 8.0%
17,475	CMS Energy Corp.	791,822	1,117,526
8,450	DTE Energy Co.	1,005,475	1,123,512
4,854	NextEra Energy Inc.	393,231	1,130,933
11,807	WEC Energy Group Inc.	575,099	1,122,846

		2,765,627	4,494,817

	Energy: Oil — 4.9%
14,152	Chevron Corp.	1,436,499	1,678,427
18,935	ConocoPhillips	1,277,509	1,078,916

		2,714,008	2,757,343

	Entertainment — 2.7%
11,838	The Walt Disney Co.	1,434,732	1,542,728

	Financial Services — 8.5%
20,785	American International Group Inc.	1,074,177	1,157,725
8,941	Assurant Inc.	1,129,981	1,124,957
7,421	Chubb Ltd.	809,279	1,198,046
23,175	U.S. Bancorp	1,284,200	1,282,505

		4,297,637	4,763,233

Shares		Cost	Market Value
	Food and Beverage — 6.4%
21,757	General Mills Inc.	$1,099,594	$1,199,246
27,130	Hormel Foods Corp.	982,257	1,186,395
8,791	PepsiCo Inc.	767,588	1,205,246

		2,849,439	3,590,887

	Health Care — 12.1%
14,030	Abbott Laboratories	600,555	1,173,890
5,770	Becton, Dickinson and Co.	999,872	1,459,579
13,070	Johnson & Johnson	1,405,201	1,690,997
13,150	Medtronic plc	1,105,102	1,428,353
4,772	UnitedHealth Group Inc.	1,112,005	1,037,051

		5,222,735	6,789,870

	Real Estate — 5.2%
4,690	Crown Castle International Corp., REIT	526,567	651,957
4,568	Public Storage, REIT	985,751	1,120,393
30,122	STORE Capital Corp., REIT	1,079,270	1,126,864

		2,591,588	2,899,214

	Retail — 8.4%
7,969	Advance Auto Parts Inc.	1,230,325	1,318,073
33,994	CVS Health Corp.	2,553,219	2,144,002
5,441	The Home Depot Inc.	697,474	1,262,421

		4,481,018	4,724,496

	Semiconductors — 1.0%
23,415	Marvell Technology Group Ltd.	540,980	584,672

	Telecommunications — 5.5%
51,803	AT&T Inc.	2,023,429	1,960,225
6,807	Motorola Solutions Inc.	800,837	1,159,981

		2,824,266	3,120,206

	Transportation — 1.7%
5,860	Union Pacific Corp.	334,043	949,203

	TOTAL COMMON STOCKS	45,194,762	55,469,315

	SHORT TERM INVESTMENT — 1.1%
	Other Investment Companies — 1.1%
639,544	Dreyfus Treasury Securities Cash Management, 1.830%*	639,544	639,544

	TOTAL INVESTMENTS — 99.7%	$45,834,306	56,108,859

	Other Assets and Liabilities (Net) — 0.3%		164,419

	NET ASSETS — 100.0%		$56,273,278

*	1 day yield as of September 30, 2019.
†	Non-income producing security.

REIT Real Estate Investment Trust

See accompanying notes to financial statements.

TETON Westwood Balanced Fund

Schedule of Investments — September 30, 2019

Shares		Cost	Market Value
	COMMON STOCKS — 58.8%
	Aerospace — 4.0%
4,045	General Dynamics Corp.	$596,080	$739,143
2,377	Northrop Grumman Corp.	761,078	890,876
2,032	The Boeing Co.	335,763	773,115

		1,692,921	2,403,134

	Banking — 7.0%
42,064	Bank of America Corp.	585,144	1,227,007
11,050	JPMorgan Chase & Co.	644,585	1,300,475
21,466	Wells Fargo & Co.	1,058,924	1,082,745
13,168	Western Alliance Bancorp	692,414	606,781

		2,981,067	4,217,008

	Business Services — 1.2%
5,276	Equifax Inc.	650,509	742,175

	Computer Software and Services — 5.0%
6,534	Activision Blizzard Inc.	362,267	345,779
621	Alphabet Inc., Cl. A†	516,899	758,328
1,948	Apple Inc.	394,117	436,294
1,597	CACI International Inc., Cl. A†	346,268	369,322
7,624	Microsoft Corp.	512,676	1,059,965

		2,132,227	2,969,688

	Consumer Products — 1.2%
9,853	Colgate-Palmolive Co.	563,237	724,294

	Diversified Industrial — 1.1%
3,989	Honeywell International Inc.	493,926	674,939

	Energy and Energy Services — 1.2%
9,646	EOG Resources Inc.	848,186	715,926

	Energy: Integrated — 4.8%
11,169	CMS Energy Corp.	506,227	714,257
5,401	DTE Energy Co.	643,242	718,117
3,103	NextEra Energy Inc.	280,702	722,968
7,546	WEC Energy Group Inc.	373,286	717,625

		1,803,457	2,872,967

	Energy: Oil — 2.9%
9,060	Chevron Corp.	884,718	1,074,516
11,341	ConocoPhillips	782,761	646,210

		1,667,479	1,720,726

	Entertainment — 1.6%
7,309	The Walt Disney Co.	890,783	952,509

	Financial Services — 5.1%
13,470	American International Group Inc.	697,264	750,279
5,662	Assurant Inc.	715,567	712,393
4,714	Chubb Ltd.	521,203	761,028
14,701	U.S. Bancorp	814,784	813,553

		2,748,818	3,037,253

	Food and Beverage — 3.7%
13,341	General Mills Inc.	673,221	735,356
17,622	Hormel Foods Corp.	639,407	770,610
5,367	PepsiCo Inc.	489,021	735,816

		1,801,649	2,241,782

	Health Care — 7.2%
9,100	Abbott Laboratories	342,946	761,397
3,570	Becton, Dickinson and Co.	628,159	903,067
8,367	Johnson & Johnson	872,925	1,082,522
8,404	Medtronic plc	704,329	912,842
3,058	UnitedHealth Group Inc.	712,728	664,565

		3,261,087	4,324,393

Shares		Cost	Market Value
	Real Estate — 3.0%
2,573	Crown Castle International Corp., REIT	$288,652	$357,673
2,920	Public Storage, REIT	621,821	716,188
19,800	STORE Capital Corp., REIT	710,086	740,718

		1,620,559	1,814,579

	Retail — 4.9%
4,399	Advance Auto Parts Inc.	687,926	727,595
22,206	CVS Health Corp.	1,642,376	1,400,532
3,490	The Home Depot Inc.	491,211	809,750

		2,821,513	2,937,877

	Semiconductors — 0.6%
15,232	Marvell Technology Group Ltd.	351,794	380,343

	Telecommunications — 3.3%
32,950	AT&T Inc.	1,289,478	1,246,828
4,315	Motorola Solutions Inc.	505,603	735,319

		1,795,081	1,982,147

	Transportation — 1.0%
3,755	Union Pacific Corp.	244,004	608,235

	TOTAL COMMON STOCKS	28,368,297	35,319,975

Principal Amount
	CORPORATE BONDS — 17.8%
	Aerospace — 1.0%
$595,000	Northrop Grumman Corp.,
	2.550%, 10/15/22	598,387	603,172

	Banking — 2.1%
600,000	The Goldman Sachs Group Inc., MTN,
	3.850%, 07/08/24	600,203	635,545
600,000	Wells Fargo & Co., MTN,
	3.500%, 03/08/22	605,632	619,332

		1,205,835	1,254,877

	Computer Software and Services — 0.5%
300,000	Apple Inc.,
	3.450%, 02/09/45	320,139	318,524

	Consumer Products — 2.2%
500,000	Colgate-Palmolive Co., MTN,
	2.100%, 05/01/23	497,603	502,819
800,000	Costco Wholesale Corp.,
	1.700%, 12/15/19	799,599	799,491

		1,297,202	1,302,310

	Diversified Industrial — 0.9%
510,000	Cabot Corp.,
	4.000%, 07/01/29	508,525	535,247

	Financial Services — 5.4%
600,000	Capital One Financial Corp.,
	3.750%, 04/24/24	605,849	630,854
600,000	Ford Motor Credit Co. LLC,
	3.470%, 04/05/21	603,876	603,187
525,000	KKR Group Finance Co. VI LLC,
	3.750%, 07/01/29	523,555	553,946
800,000	Morgan Stanley,
	3.591%, (3 Month USD LIBOR plus 1.34%) 07/22/28(a)	852,477	844,001

See accompanying notes to financial statements.

TETON Westwood Balanced Fund

Schedule of Investments (Continued) — September 30, 2019

Principal Amount		Cost	Market Value
	CORPORATE BONDS (Continued)
	Financial Services (Continued)
$600,000	The PNC Financial Services Group Inc., STEP,
	2.854%, 11/09/22	$595,372	$613,202

		3,181,129	3,245,190

	Health Care — 3.2%
500,000	Abbott Laboratories,
	2.550%, 03/15/22	497,064	505,393
600,000	Aetna Inc.,
	3.500%, 11/15/24	600,620	625,566
800,000	CVS Health Corp.,
	3.250%, 08/15/29	813,061	805,323

		1,910,745	1,936,282

	Retail — 1.0%
600,000	Macy’s Retail Holdings Inc.,
	3.450%, 01/15/21	604,909	604,726

	Transportation — 1.5%
875,000	AP Moller - Maersk A/S,
	4.500%, 06/20/29	869,766	925,690

	TOTAL CORPORATE BONDS	10,496,637	10,726,018

	U.S. GOVERNMENT AGENCY OBLIGATIONS — 3.8%

	Federal Home Loan Mortgage Corp. — 1.9%
1,100,000	2.375%, 01/13/22	1,103,744	1,117,186

	Federal National Mortgage Association — 1.9%
1,100,000	2.625%, 09/06/24	1,126,714	1,153,009

	TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS	2,230,458	2,270,195

	U. S. GOVERNMENT OBLIGATIONS — 16.6%
	U. S. Treasury Bonds — 3.7%
1,100,000	2.500%, 02/15/45	990,991	1,183,939
1,000,000	2.500%, 05/15/46	981,893	1,077,226

		1,972,884	2,261,165

Principal Amount		Cost	Market Value

	U.S. Treasury Inflation Indexed Notes — 2.0%
$1,117,721	0.875%, 01/15/29	$1,160,364	$1,186,209

	U.S. Treasury Notes — 10.9%
1,000,000	2.250%, 11/15/24	1,021,516	1,032,969
500,000	2.000%, 02/15/25	497,768	510,664
800,000	1.625%, 02/15/26	802,480	800,453
950,000	2.250%, 08/15/27	903,345	993,344
950,000	2.250%, 11/15/27	901,880	993,937
1,100,000	2.625%, 02/15/29	1,129,003	1,190,728
1,000,000	2.250%, 08/15/46	1,060,505	1,025,723

		6,316,497	6,547,818
	TOTAL U.S. GOVERNMENT OBLIGATIONS	9,449,745	9,995,192

Shares
	SHORT TERM INVESTMENT — 3.3%
	Other Investment Companies — 3.3%
1,978,447	Dreyfus Treasury Securities Cash Management, 1.830%*	1,978,447	1,978,447

	TOTAL INVESTMENTS — 100.3%	$52,523,584	60,289,827

	Other Assets and Liabilities (Net) — (0.3)%		(169,540)

	NET ASSETS — 100.0%		$60,120,287

*	1 day yield as of September 30, 2019.
(a)

The interest rates for these floating rate notes, which will change periodically, are based either on the prime rate or an index of market rates. The reflected rates are in effect as of September 30, 2019. The maturity dates reflected are the final maturity dates.

†	Non-income producing security.
MTN	Medium Term Note
REIT	Real Estate Investment Trust
STEP	Step coupon security. The rate disclosed is that in effect at September 30, 2019.

See accompanying notes to financial statements.

TETON Westwood Intermediate Bond Fund

Schedule of Investments — September 30, 2019

Principal Amount		Cost	Market Value
	CORPORATE BONDS — 85.9%
	Aerospace — 1.0%
$ 50,000	Arconic Inc.,
	5.400%, 04/15/21	$51,597	$51,744

	Agriculture — 2.9%
140,000	Bunge Ltd Finance Corp.,
	4.350%, 03/15/24	138,553	147,563

	Automotive: Parts and Accessories — 1.0%
50,000	Lear Corp.,
	5.250%, 01/15/25	51,681	51,650

	Banking — 2.0%
50,000	JPMorgan Chase & Co.,
	3.207%, (3 Month USD LIBOR plus 0.70%) 04/01/23(a)	50,057	51,242
	3.513%, (3 Month USD LIBOR plus 1.23%) 10/24/23(a)	50,000	50,825

		100,057	102,067

	Business Services — 1.0%
50,000	Aramark Services Inc.,
	4.750%, 06/01/26	51,369	51,500

	Computer Hardware — 2.1%
100,000	Seagate HDD Cayman,
	4.750%, 06/01/23	104,321	104,667

	Diversified Industrial — 10.2%
50,000	Church & Dwight Co. Inc.,
	2.450%, 08/01/22	49,256	50,167
75,000	CNH Industrial Capital LLC,
	3.875%, 10/15/21	77,135	77,131
75,000	Flowserve Corp.,
	4.000%, 11/15/23	77,617	77,419
50,000	Stericycle Inc.,
	5.375%, 07/15/24	52,386	51,500
75,000	Trinity Industries Inc.,
	4.550%, 10/01/24	76,261	76,511
125,000	United Rentals North America Inc.,
	4.625%, 07/15/23	127,032	128,231
50,000	Wabtec Corp.,
	4.375%, 08/15/23	50,545	52,559

		510,232	513,518

	Energy — 13.0%
75,000	Energy Transfer Operating LP,
	4.250%, 03/15/23	78,671	78,416
50,000	EQM Midstream Partners LP,
	4.750%, 07/15/23	50,383	50,186
40,000	Kinder Morgan Energy Partners LP,
	5.300%, 09/15/20	40,841	41,151
250,000	MPLX LP,
	6.250%, 10/15/22	254,059	256,435
75,000	NRG Energy Inc.,
	3.750%, 06/15/24	77,406	77,241
75,000	Plains All American Pipeline LP/PAA Finance Corp.,
	3.650%, 06/01/22	74,922	76,951
75,000	Western Midstream Operating LP,
	5.375%, 06/01/21	76,934	77,148

		653,216	657,528

Principal Amount		Cost	Market Value
	Financial Services — 20.4%
$ 50,000	Ally Financial Inc.,
	4.125%, 03/30/20	$50,361	$50,437
200,000	Capital One Financial Corp.,
	3.750%, 04/24/24	201,949	210,285
75,000	CyrusOne LP / CyrusOne Finance Corp.,
	5.000%, 03/15/24	76,768	77,813
75,000	Equinix Inc.,
	5.750%, 01/01/25	77,488	78,238
125,000	Ford Motor Credit Co. LLC,
	3.157%, 08/04/20	124,455	125,331
	3.200%, 01/15/21	75,000	75,121
125,000	General Motors Financial Co. Inc.,
	3.700%, 11/24/20	125,594	126,594
	3.414%, (3 Month USD LIBOR plus 1.31%) 06/30/22(a)	75,276	75,067
75,000	Jefferies Financial Group Inc.,
	5.500%, 10/18/23	77,846	81,434
125,000	MPT Operating Partnership LP /MPT Finance Corp.,
	6.375%, 03/01/24	129,826	131,193

		1,014,563	1,031,513

	Food and Beverage — 6.2%
100,000	Anheuser-Busch InBev Finance Inc.,
	3.700%, 02/01/24	102,298	106,842
50,000	Conagra Brands Inc.,
	3.250%, 09/15/22	50,957	51,193
50,000	Lamb Weston Holdings Inc.,
	4.625%, 11/01/24	52,605	52,870
100,000	Mondelēz International Inc.,
	5.375%, 02/10/20	100,081	101,107

		305,941	312,012

	Health Care — 6.3%
75,000	Bausch Health Cos. Inc.,
	7.000%, 03/15/24	79,019	79,010
75,000	Becton Dickinson and Co.,
	3.363%, 06/06/24	74,407	78,282
100,000	HCA Inc.,
	5.000%, 03/15/24	103,145	109,304
50,000	Tenet Healthcare Corp.,
	4.625%, 07/15/24	51,419	51,574

		307,990	318,170

	Metals and Mining — 2.1%
100,000	Kinross Gold Corp.,
	5.125%, 09/01/21	102,283	104,000

	Real Estate — 4.6%
150,000	Service Properties Trust,
	4.350%, 10/01/24	149,824	151,947
75,000	Vornado Realty LP,
	3.500%, 01/15/25	77,497	77,485

		227,321	229,432

	Retail — 1.0%
50,000	Macy’s Retail Holdings Inc.,
	2.875%, 02/15/23	49,148	49,461

See accompanying notes to financial statements.

TETON Westwood Intermediate Bond Fund

Schedule of Investments (Continued) — September 30, 2019

Principal Amount		Cost	Market Value
	CORPORATE BONDS (Continued)
	Specialty Chemicals — 4.8%
$ 35,000	Celanese US Holdings LLC,
	5.875%, 06/15/21	$36,586	$36,962
75,000	Huntsman International LLC,
	5.125%, 11/15/22	78,003	80,015
75,000	Methanex Corp.,
	5.250%, 03/01/22	76,604	77,968
50,000	The Chemours Co.,
	6.625%, 05/15/23	51,090	49,563

		242,283	244,508

	Telecommunications — 7.3%
100,000	AT&T Inc.,
	3.900%, 03/11/24	101,794	106,104
75,000	Charter Communications Operating LLC/Charter Communications Operating Capital,
	4.464%, 07/23/22	76,821	78,987
75,000	Equinix Inc.,
	5.375%, 05/15/27	81,074	81,047
50,000	Level 3 Financing Inc.,
	5.375%, 01/15/24	50,906	51,117
50,000	T-Mobile USA Inc.,
	4.000%, 04/15/22	51,538	51,375

		362,133	368,630

	TOTAL CORPORATE BONDS	4,272,688	4,337,963
	CONVERTIBLE CORPORATE BONDS —1.8%
	Business Services — 0.9%
50,000	Macquarie Infrastructure Corp.,
	2.000%, 10/01/23	45,722	45,750

	Computer Hardware — 0.9%
50,000	Western Digital Corp.,
	1.500%, 02/01/24	44,618	48,125

	TOTAL CONVERTIBLE CORPORATE BONDS	90,340	93,875

Principal Amount		Cost	Market Value
	U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.3%
	Government National Mortgage Association — 0.3%
$ 3,305	6.000%, 12/15/33	$3,323	$3,792
10,678	5.500%, 01/15/34	10,719	12,113

		14,042	15,905

	TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS	14,042	15,905

	U. S. GOVERNMENT OBLIGATIONS — 12.2%
	U. S. Treasury Notes — 8.1%
150,000	2.625%, 06/15/21	149,875	152,323
250,000	2.000%, 02/15/25	249,280	255,332

		399,155	407,655

	U.S. Treasury Bonds — 4.1%
150,000	5.375%, 02/15/31	161,695	206,851

	TOTAL U.S. GOVERNMENT OBLIGATIONS	560,850	614,506

	TOTAL INVESTMENTS — 100.2%	$4,937,920	5,062,249

	Other Assets and Liabilities (Net) — (0.2)%		(12,354)

	NET ASSETS — 100.0%		$5,049,895

(a)

The interest rates for these floating rate notes, which will change periodically, are based either on the prime rate or an index of market rates. The reflected rates are in effect as of September 30, 2019. The maturity dates reflected are the final maturity dates.

See accompanying notes to financial statements.

TETON Westwood Funds

Statements of Assets and Liabilities

September 30, 2019

			Convertible
	Mighty	SmallCap	Securities
	Mites Fund	Equity Fund	Fund
Assets:
Investments, at value (cost $564,529,482, $34,372,064, and $48,048,276, respectively)	$917,995,251	$40,914,224	$51,365,573
Investments in affiliates, at value (cost $36,681,983)	48,626,986	—	—
Foreign currency, at value (cost $2,604)	2,590	—	—
Cash	2,659	96,481	—
Receivable for Fund shares sold	275,417	11,410	93,026
Receivable for investments sold	1,110,038	—	—
Receivable from Adviser	—	1,103	18,934
Dividends and interest receivable - unaffiliated	622,343	23,425	231,643
Dividends and interest receivable - affiliated	45,100	—	—
Prepaid expenses	33,162	24,805	30,060
Total Assets	968,713,546	41,071,448	51,739,236
Liabilities:
Payable to custodian	—	—	1,004,611
Payable for investments purchased	34,960	2,226,245	—
Payable for Fund shares redeemed	1,611,458	86,645	7,003
Payable for investment advisory fees	798,529	31,941	40,965
Payable for distribution fees.	154,550	6,044	6,288
Payable for accounting fees	7,500	—	—
Payable for custodian fees	76,269	3,605	3,748
Payable for legal and audit fees	50,644	31,318	23,742
Payable for shareholder communications expenses	101,785	8,772	7,738
Payable for shareholder services fees	154,282	4,469	4,292
Other accrued expenses	7,924	3,568	3,502
Total Liabilities	2,997,901	2,402,607	1,101,889
Net Assets	$965,715,645	$38,668,841	$50,637,347
Net Assets Consist of:
Paid-in capital	$573,346,323	$31,886,737	$47,059,341
Total distributable earnings	392,369,322	6,782,104	3,578,006
Net Assets	$965,715,645	$38,668,841	$50,637,347
Shares of Beneficial Interest, each at $0.001 par value; unlimited number of shares authorized:
Class AAA:
Net assets	$156,266,489	$7,757,876	$5,167,758
Shares of beneficial interest outstanding	6,109,031	431,603	372,827
Net Asset Value, offering, and redemption price per share	$25.58	$17.97	$13.86
Class A:
Net assets	$75,976,896	$4,439,648	$4,821,137
Shares of beneficial interest outstanding	3,102,230	261,501	336,511
Net Asset Value and redemption price per share	$24.49	$16.98	$14.33
Maximum offering price per share (NAV ÷ 0.96, based on maximum sales charge of 4.00% of the offering price)	$25.51	$17.69	$14.93
Class C:
Net assets	$108,356,182	$3,163,960	$4,245,827
Shares of beneficial interest outstanding	5,102,477	221,591	277,465
Net Asset Value and offering price per share(a)	$21.24	$14.28	$15.30
Class I:
Net assets	$625,116,078	$23,307,357	$36,402,625
Shares of beneficial interest outstanding	23,775,666	1,243,688	2,617,305
Net Asset Value, offering, and redemption price per share	$26.29	$18.74	$13.91

(a)	Redemption price varies based on the length of time held.

See accompanying notes to financial statements.

TETON Westwood Funds

Statements of Assets and Liabilities (Continued)

September 30, 2019

		Balanced	Intermediate
	Equity Fund	Fund	Bond Fund
Assets:
Investments, at value (cost $45,834,306, $52,523,584, and $ 4,937,920, respectively)	$56,108,859	$60,289,827	$5,062,249
Investments in affiliates, at value	—	—	—
Cash	—	—	—
Receivable for Fund shares sold	1,216	7,404	642
Receivable for investments sold	623,826	365,069	—
Receivable from Adviser	—	—	7,547
Dividends and interest receivable - unaffiliated	48,962	177,246	48,981
Dividends and interest receivable - affiliated	—	—	—
Prepaid expenses	22,089	27,451	18,478
Total Assets	56,804,952	60,866,997	5,137,897
Liabilities:
Payable to custodian	—	—	41,880
Payable for investments purchased	405,150	628,743	—
Payable for Fund shares redeemed	10,295	7,372	923
Payable for investment advisory fees	46,270	36,867	3,037
Payable for distribution fees	11,085	14,825	1,347
Payable for accounting fees	7,500	7,500	—
Payable for custodian fees	5,144	5,585	2,116
Payable for legal and audit fees	24,278	24,307	25,749
Payable for shareholder communications expenses	9,478	9,999	6,215
Payable for shareholder services fees	8,886	7,847	3,082
Other accrued expenses	3,588	3,665	3,653
Total Liabilities	531,674	746,710	88,002
Net Assets	$56,273,278	$60,120,287	$5,049,895
Net Assets Consist of:
Paid-in capital	$41,090,448	$48,623,390	$4,991,931
Total distributable earnings	15,182,830	11,496,897	57,964
Net Assets	$56,273,278	$60,120,287	$5,049,895
Shares of Beneficial Interest, each at $0.001 par value; unlimited number of shares authorized:
Class AAA:
Net assets	$50,848,623	$44,637,669	$3,106,060
Shares of beneficial interest outstanding	4,015,775	3,812,379	278,912
Net Asset Value, offering, and redemption price per share	$12.66	$11.71	$11.14
Class A:
Net assets	$1,366,333	$9,552,681	$932,285
Shares of beneficial interest outstanding	108,178	810,519	83,789
Net Asset Value and redemption price per share.	$12.63	$11.79	$11.13
Maximum offering price per share (NAV ÷ 0.96, based on maximum sales charge of 4.00% of the offering price)	$13.16	$12.28	$11.59
Class C:
Net assets	$104,282	$2,195,603	$550,060
Shares of beneficial interest outstanding	8,865	182,855	52,096
Net Asset Value and offering price per share(a)	$11.76	$12.01	$10.56
Class I:
Net assets	$3,954,040	$3,734,334	$461,490
Shares of beneficial interest outstanding	313,199	319,445	41,409
Net Asset Value, offering, and redemption price per share	$12.62	$11.69	$11.14

(a)	Redemption price varies based on the length of time held.

See accompanying notes to financial statements.

TETON Westwood Funds

Statements of Operations

For the Year Ended September 30, 2019

			Convertible
	Mighty	SmallCap	Securities
	Mites Fund	Equity Fund	Fund
Investment Income:
Dividends - unaffiliated (net of foreign withholding taxes of $97,219, $2,257,and $0, respectively)	$ 10,774,692	$ 592,509	$ 430,094
Dividends - affiliated	1,060,364	—	—
Interest	2,877,362	45,519	359,347
Total Investment Income	14,712,418	638,028	789,441
Expenses:
Investment advisory fees	11,285,565	400,003	359,124
Distribution fees - Class AAA	447,901	20,265	11,407
Distribution fees - Class A	443,512	21,795	20,007
Distribution fees - Class C	1,302,254	30,662	32,649
Accounting fees	45,000	—	—
Custodian fees	184,215	11,755	10,065
Interest expense	77	131	110
Legal and audit fees	67,400	32,580	25,164
Registration expenses	77,580	57,133	56,872
Shareholder communications expenses	275,243	25,565	23,341
Shareholder services fees	1,011,772	15,206	17,576
Trustees’ fees	129,162	4,333	3,579
Miscellaneous expenses	43,285	11,090	12,271
Total Expenses	15,312,966	630,518	572,165
Less:
Fees waived or expenses reimbursed by Adviser (See Note 3)	—	(155,872)	(183,238)
Advisory fee reduction on unsupervised assets (See Note 3)	(60,653)	—	—
Custodian fee credits	(2,660)	(330)	(447)
Expenses paid by broker (See Note 6)	(4,446)	(1,461)	(1,094)
Total Reimbursements, Waivers, Reductions, and Credits	(67,759)	(157,663)	(184,779)
Net Expenses.	15,245,207	472,855	387,386
Net Investment Income/(Loss)	(532,789)	165,173	402,055
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments - unaffiliated	36,131,567	1,189,102	800,895
Net realized loss on investments - affiliated	(223,106)	—	—
Net realized gain/(loss) on foreign currency transactions	3,770	(24)	—
Net realized gain on investments and foreign currency transactions	35,912,231	1,189,078	800,895
Net change in unrealized appreciation/depreciation:
on investments	(158,509,021)	(2,429,472)	1,016,004
on foreign currency translations	(3,384)	—	—
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(158,512,405)	(2,429,472)	1,016,004
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	(122,600,174)	(1,240,394)	1,816,899
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(123,132,963)	$(1,075,221)	$2,218,954

See accompanying notes to financial statements.

TETON Westwood Funds

Statements of Operations (Continued)

For the Year Ended September 30, 2019

	Equity Fund	Balanced Fund	Intermediate Bond Fund
Investment Income:
Dividends - unaffiliated (net of foreign withholding taxes of $ 0, $0, and $0, respectively)	$1,345,721	$918,634	—
Dividends - affiliated	—	—	—
Interest	15,346	583,945	$215,025
Total Investment Income	1,361,067	1,502,579	215,025
Expenses:
Investment advisory fees	555,605	447,549	42,543
Distribution fees - Class AAA	124,520	109,423	8,514
Distribution fees - Class A	6,559	44,626	2,427
Distribution fees - Class C	2,310	33,052	6,873
Accounting fees	45,000	45,000	—
Custodian fees	12,174	12,983	5,127
Interest expense	—	—	863
Legal and audit fees	25,966	26,091	26,714
Registration expenses	56,963	57,379	42,673
Shareholder communications expenses	27,428	28,348	18,585
Shareholder services fees	35,412	37,665	10,949
Trustees’ fees	6,180	2,891	790
Miscellaneous expenses	11,712	11,817	9,098
Total Expenses	909,829	856,824	175,156
Less:
Fees waived or expenses reimbursed by Adviser (See Note 3)	—	—	(103,301)
Advisory fee reduction on unsupervised assets (See Note 3)	—	—	—
Custodian fee credits	—	—	—
Expenses paid by broker (See Note 6)	(1,542)	(1,498)	—
Total Reimbursements, Waivers, Reductions, and Credits	(1,542)	(1,498)	(103,301)
Net Expenses	908,287	855,326	71,855
Net Investment Income	452,780	647,253	143,170
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments - unaffiliated	4,834,985	3,898,057	28,897
Net realized loss on investments - affiliated	—	—	—
Net realized gain/(loss) on foreign currency transactions	—	—	—
Net realized gain on investments and foreign currency transactions	4,834,985	3,898,057	28,897
Net change in unrealized appreciation/depreciation: on investments	(2,435,331)	(1,085,484)	167,373
Net change in unrealized appreciation/depreciation on investments	(2,435,331)	(1,085,484)	167,373
Net Realized and Unrealized Gain on Investments and Foreign Currency	2,399,654	2,812,573	196,270
Net Increase in Net Assets Resulting from Operations	$2,852,434	$3,459,826	$339,440

See accompanying notes to financial statements.

TETON Westwood Funds

Statements of Changes in Net Assets

For the Year Ended September 30,

	Mighty Mites Fund		SmallCap Equity Fund
	2019	2018	2019	2018
Operations:
Net investment income/(loss)	$(532,789)	$(2,977,303)	$165,173	$(9,202)
Net realized gain/(loss) on investments and foreign currency transactions	35,912,231	45,140,471	1,189,078	4,343,612
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(158,512,405)	18,650,429	(2,429,472)	(1,384,607)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(123,132,963)	60,813,597	(1,075,221)	2,949,803
Distributions to Shareholders
Accumulated earnings
Class AAA	(7,361,282)	(16,091,681)	(988,127)	(799,266)
Class A	(3,810,847)	(8,606,993)	(503,509)	(335,705)
Class C	(6,494,377)	(12,671,430)	(375,663)	(226,732)
Class I	(29,681,828)	(47,329,053)	(2,141,704)	(1,361,990)
Class T*	—	(659)	—	(93)
	(47,348,334)	(84,699,816)	(4,009,003)	(2,723,786)
Return of capital
Class AAA	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—
	—	—	—	—
Distributions to Shareholders	(47,348,334)	(84,699,816)	(4,009,003)	(2,723,786)
Shares of Beneficial Interest Transactions:
Proceeds from shares issued
Class AAA	10,468,795	32,706,439	1,119,732	2,106,780
Class A	14,953,915	21,168,410	891,774	1,565,274
Class C	6,646,050	22,014,819	1,696,887	967,543
Class I	118,030,977	310,712,422	11,711,478	7,976,771
	150,099,737	386,602,090	15,419,871	12,616,368
Proceeds from reinvestment of distributions
Class AAA	7,212,093	15,814,254	983,405	789,372
Class A	3,441,845	7,945,275	502,766	333,554
Class C	5,725,757	10,953,006	357,015	200,988
Class I	19,854,881	30,327,154	2,133,536	1,335,363
Class T*	—	660	—	93
	36,234,576	65,040,349	3,976,722	2,659,370
Cost of shares redeemed
Class AAA	(61,793,617)	(90,591,578)	(2,044,177)	(2,969,647)
Class A	(40,281,984)	(83,818,036)	(1,164,895)	(457,749)
Class C	(49,090,524)	(40,163,303)	(1,345,840)	(483,289)
Class I	(335,035,651)	(129,221,594)	(9,981,231)	(5,321,296)
Class T*	—	(11,417)	—	(1,199)
	(486,201,776)	(343,805,928)	(14,536,143)	(9,233,180)
Net Increase/(Decrease) in Net Assets from Shares of Beneficial Interest Transactions	(299,867,463)	107,836,511	4,860,450	6,042,558
Redemption Fees	1,291	972	2	—
Net Increase/(Decrease) in Net Assets	(470,347,469)	83,951,264	(223,772)	6,268,575
Net Assets:
Beginning of year	1,436,063,114	1,352,111,850	38,892,613	32,624,038
End of year	$965,715,645	$1,436,063,114	$38,668,841	$38,892,613

*	Class T Shares were liquidated on August 31, 2018.

See accompanying notes to financial statements.

TETON Westwood Funds

Statements of Changes in Net Assets (Continued)

For the Year Ended September 30,

Convertible Securities Fund		Equity Fund		Balanced Fund		Intermediate Bond Fund
2019	2018	2019	2018	2019	2018	2019	2018

$402,055	$68,502	$452,780	$368,498	$647,253	$605,530	$143,170	$118,467
800,895	1,234,059	4,834,985	7,812,617	3,898,057	6,409,044	28,897	(91,525)
1,016,004	1,169,874	(2,435,331)	72,520	(1,085,484)	(1,288,447)	167,373	(94,183)
2,218,954	2,472,435	2,852,434	8,253,635	3,459,826	5,726,127	339,440	(67,241)
(249,390)	(66,250)	(7,382,923)	(5,968,512)	(5,372,476)	(3,431,212)	(68,846)	(116,646)
(200,657)	(37,108)	(193,992)	(269,080)	(956,205)	(538,815)	(13,451)	(11,813)
(139,526)	(10,436)	(62,356)	(73,250)	(461,298)	(275,807)	(8,702)	(28,098)
(1,206,229)	(189,216)	(693,652)	(569,904)	(435,231)	(217,833)	(52,198)	(95,203)
—	—	—	—	—	—	—	—
(1,795,802)	(303,010)	(8,332,923)	(6,880,746)	(7,225,210)	(4,463,667)	(143,197)	(251,760)
—	—	—	—	—	—	—	(28)
—	—	—	—	—	—	—	(3)
—	—	—	—	—	—	—	(9)
—	—	—	—	—	—	—	(21)
—	—	—	—	—	—	—	(61)
(1,795,802)	(303,010)	(8,332,923)	(6,880,746)	(7,225,210)	(4,463,667)	(143,197)	(251,821)
1,224,687	910,760	425,605	485,651	8,157,431	1,658,895	514,330	591,965
1,587,810	1,906,290	69,261	10,444	3,417,235	2,483,948	1,085,817	1,209,949
1,949,173	2,049,285	59,376	4,655	466,783	296,276	128,417	115,342
24,516,359	11,790,310	225,838	902,820	366,124	3,251,539	67,414	278,911
29,278,029	16,656,645	780,080	1,403,570	12,407,573	7,690,658	1,795,978	2,196,167
242,035	64,447	7,101,811	5,773,371	5,219,980	3,348,972	66,869	113,042
197,189	36,464	193,971	269,063	933,418	524,840	13,385	9,857
139,286	10,398	58,166	69,569	456,569	272,907	8,694	27,825
1,205,642	189,122	687,138	519,472	413,205	197,338	50,257	94,841
—	—	—	—	—	—	—	—
1,784,152	300,431	8,041,086	6,631,475	7,023,172	4,344,057	139,205	245,565
(806,900)	(1,104,825)	(6,493,308)	(7,112,237)	(11,122,683)	(11,680,874)	(1,002,190)	(809,987)
(677,142)	(1,257,996)	(203,757)	(1,352,885)	(3,128,537)	(2,643,723)	(498,327)	(1,379,664)
(817,524)	(565,784)	(377,696)	(310,799)	(2,905,019)	(714,072)	(410,095)	(395,612)
(7,837,496)	(1,657,866)	(1,341,652)	(1,609,894)	(758,150)	(1,562,514)	(2,012,886)	(865,754)
—	—	—	—	—	—	—	—
(10,139,062)	(4,586,471)	(8,416,413)	(10,385,815)	(17,914,389)	(16,601,183)	(3,923,498)	(3,451,017)
20,923,119	12,370,605	404,753	(2,350,770)	1,516,356	(4,566,468)	(1,988,315)	(1,009,285)
—	—	—	—	—	—	—	—
21,346,271	14,540,030	(5,075,736)	(977,881)	(2,249,028)	(3,304,008)	(1,792,072)	(1,328,347)
29,291,076	14,751,046	61,349,014	62,326,895	62,369,315	65,673,323	6,841,967	8,170,314
$50,637,347	$29,291,076	$56,273,278	$61,349,014	$60,120,287	$62,369,315	$5,049,895	$6,841,967

See accompanying notes to financial statements.

TETON Westwood Funds

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year:

Year Ended September 30	Net Asset Value, Beginning of Year	Income (Loss) from Investment Operations				Distributions to Shareholders					Ratios to Average Net Assets/Supplemental Data
						Net Realized Gain on Investments	Total Distributions	Redemption Fees(a)(c)	Net Asset Value, End of Year	Total Return†	Net Assets, End of Year (in 000’s)	Net Investment Income (Loss)	Operating Expenses Net of Waivers/Credits/ Reimbursements/ Reductions(d)	Operating Expenses Before Waivers/Credits/ Reimbursements/ Reductions(e)	Portfolio Turnover Rate
		Net Investment Income (Loss)(a)(b)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations
Mighty Mites Fund
Class AAA
2019	$28.86	$(0.03)		$(2.28)	$(2.31)	$(0.97)	$(0.97)	$0.00	$25.58	(8.0)%	$156,267	(0.11)%	1.41%	1.41%	8%
2018	29.42	(0.07)		1.32	1.25	(1.81)	(1.81)	0.00	28.86	4.4	226,938	(0.25)	1.40	1.40	9
2017	24.76	(0.12)		5.97	5.85	(1.19)	(1.19)	0.00	29.42	24.4	274,161	(0.46)	1.41	1.42	8
2016	22.02	(0.15)		3.41	3.26	(0.52)	(0.52)	0.00	24.76	15.0	256,488	(0.67)	1.41	1.41	6
2015	23.01	(0.06)		(0.50)	(0.56)	(0.43)	(0.43)	0.00	22.02	(2.6)	265,145	(0.27)	1.40	1.41	13
Class A
2019	$27.75	$(0.09)		$(2.20)	$(2.29)	$(0.97)	$(0.97)	$0.00	$24.49	(8.3)%	$75,977	(0.35)%	1.66%	1.66%	8%
2018	28.42	(0.14)		1.28	1.14	(1.81)	(1.81)	0.00	27.75	4.1	111,572	(0.50)	1.65	1.65	9
2017	24.01	(0.18)		5.78	5.60	(1.19)	(1.19)	0.00	28.42	24.1	169,017	(0.72)	1.66	1.67	8
2016	21.43	(0.20)		3.30	3.10	(0.52)	(0.52)	0.00	24.01	14.6	141,893	(0.92)	1.66	1.66	6
2015	22.45	(0.12)		(0.47)	(0.59)	(0.43)	(0.43)	0.00	21.43	(2.8)	154,000	(0.51)	1.65	1.66	13
Class C
2019	$24.32	$(0.18)		$(1.93)	$(2.11)	$(0.97)	$(0.97)	$0.00	$21.24	(8.7)%	$108,356	(0.85)%	2.16%	2.16%	8%
2018	25.24	(0.24)		1.13	0.89	(1.81)	(1.81)	0.00	24.32	3.6	166,600	(1.00)	2.15	2.15	9
2017	21.55	(0.27)		5.15	4.88	(1.19)	(1.19)	0.00	25.24	23.5	180,282	(1.21)	2.16	2.17	8
2016	19.38	(0.28)		2.97	2.69	(0.52)	(0.52)	0.00	21.55	14.1	175,241	(1.41)	2.16	2.16	6
2015	20.44	(0.21)		(0.42)	(0.63)	(0.43)	(0.43)	0.00	19.38	(3.2)	187,216	(1.01)	2.15	2.16	13
Class I
2019	$29.57	$0.04		$(2.35)	$(2.31)	$(0.97)	$(0.97)	$0.00	$26.29	(7.8)%	$625,116	0.15%	1.16%	1.16%	8%
2018	30.02	0.00	(c)	1.36	1.36	(1.81)	(1.81)	0.00	29.57	4.7	930,953	0.00 (f)	1.15	1.15	9
2017	25.18	(0.06)		6.09	6.03	(1.19)	(1.19)	0.00	30.02	24.7	728,641	(0.22)	1.16	1.17	8
2016	22.34	(0.10)		3.46	3.36	(0.52)	(0.52)	0.00	25.18	15.2	476,493	(0.44)	1.16	1.16	6
2015	23.27	(0.00	)(c)	(0.50)	(0.50)	(0.43)	(0.43)	0.00	22.34	(2.3)	488,846	(0.01)	1.15	1.16	13

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

(a)	Per share data are calculated using the average shares outstanding method.
(b)	Due to capital share activity, net investment income/(loss) per share and the ratio to average net assets are not necessarily correlated among the different classes of shares.
(c)	Amount represents less than $0.005 per share.
(d)

The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the years ended September 30, 2019, 2018, 2017, 2016, and 2015, there was no impact on the expense ratios.

(e)

Before advisory fee reduction on unsupervised assets totaling 0.01% and 0.01% of net assets for the years ended September 30, 2017 and 2015, respectively. For the years ended September 30, 2019, 2018, and 2016 there was no impact on the expense ratios.

(f)	Amount represents less than 0.005%.

See accompanying notes to financial statements.

TETON Westwood Funds

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year:

Year Ended September 30	Net Asset Value, Beginning of Year	Income (Loss) from Investment Operations			Distributions to Shareholders			Redemption Fees(b)	Net Asset Value, End of Year	Total Return†	Ratios to Average Net Assets/Supplemental Data
		Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions				Net Assets, End of Year (in 000’s)	Net Investment Income (Loss)	Operating Expenses Net of Waivers/ Reimbursements(c)	Operating Expenses Before Waivers/ Reimbursements	Portfolio Turnover Rate
SmallCap Equity Fund
Class AAA
2019	$21.49	$0.06	$(1.28)	$(1.22)	—	$(2.30)	$(2.30)	$0.00	$17.97	(5.6)%	$7,758	0.33%	1.25%	1.64%	35%
2018	21.37	(0.02)	2.00	1.98	—	(1.86)	(1.86)	—	21.49	9.7	9,286	(0.08)	1.25	1.72	32
2017	19.03	(0.04)	4.17	4.13	—	(1.79)	(1.79)	0.00	21.37	23.1	9,295	(0.22)	1.36	1.74	38
2016	18.54	(0.04)	3.57	3.53	—	(3.04)	(3.04)	0.00	19.03	21.1	10,855	(0.25)	1.50	1.79	18
2015	20.52	(0.09)	(0.29)	(0.38)	—	(1.60)	(1.60)	—	18.54	(2.4)	7,721	(0.47)	1.50	1.66	23
Class A
2019	$20.48	$0.01	$(1.21)	$(1.20)	—	$(2.30)	$(2.30)	$0.00	$16.98	(5.8)%	$4,440	0.08%	1.50%	1.89%	35%
2018	20.50	(0.07)	1.91	1.84	—	(1.86)	(1.86)	—	20.48	9.4	5,024	(0.33)	1.50	1.97	32
2017	18.37	(0.09)	4.01	3.92	—	(1.79)	(1.79)	0.00	20.50	22.8	3,580	(0.47)	1.60	1.99	38
2016	18.02	(0.08)	3.47	3.39	—	(3.04)	(3.04)	0.00	18.37	20.9	2,871	(0.49)	1.75	2.04	18
2015	20.05	(0.14)	(0.29)	(0.43)	—	(1.60)	(1.60)	—	18.02	(2.7)	3,258	(0.71)	1.75	1.91	23
Class C
2019	$17.69	$(0.06)	$(1.05)	$(1.11)	—	$(2.30)	$(2.30)	$0.00	$14.28	(6.2)%	$3,164	(0.41)%	2.00%	2.39%	35%
2018	18.04	(0.15)	1.66	1.51	—	(1.86)	(1.86)	—	17.69	8.8	2,895	(0.83)	2.00	2.47	32
2017	16.43	(0.16)	3.56	3.40	—	(1.79)	(1.79)	0.00	18.04	22.2	2,247	(0.97)	2.11	2.49	38
2016	16.49	(0.15)	3.13	2.98	—	(3.04)	(3.04)	0.00	16.43	20.2	2,268	(0.99)	2.25	2.54	18
2015	18.56	(0.22)	(0.25)	(0.47)	—	(1.60)	(1.60)	—	16.49	(3.2)	3,081	(1.21)	2.25	2.41	23
Class I
2019	$22.27	$0.11	$(1.32)	$(1.21)	$(0.02)	$(2.30)	$(2.32)	$0.00	$18.74	(5.3)%	$23,307	0.60%	1.00%	1.39%	35%
2018	22.04	0.04	2.05	2.09	—	(1.86)	(1.86)	—	22.27	9.9	21,688	0.17	1.00	1.47	32
2017	19.53	0.01	4.29	4.30	—	(1.79)	(1.79)	0.00	22.04	23.4	17,501	0.03	1.09	1.49	38
2016	18.90	0.00 (b)	3.67	3.67	—	(3.04)	(3.04)	0.00	19.53	21.5	10,883	0.00	1.25	1.54	18
2015	20.85	(0.04)	(0.31)	(0.35)	—	(1.60)	(1.60)	—	18.90	(2.2)	9,778	(0.21)	1.25	1.41	23

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

(a)	Per share data are calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)

The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. Had such payments not been received during the year ended September 30, 2016, the expense ratios would have been 1.51%, 1.76%, 2.26%, and 1.26% for Class AAA, Class A, Class C, and Class I, respectively. For the years ended September 30, 2019, 2018, 2017, and 2015, these credits had no material impact on the expense ratios.

See accompanying notes to financial statements.

TETON Westwood Funds

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year:

Year Ended September 30	Net Asset Value, Beginning of Year	Income (Loss) from Investment Operations			Distributions to Shareholders							Ratios to Average Net Assets/Supplemental Data
		Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Net Investment Income		Net Realized Gain on Investments	Total Distributions		Net Asset Value, End of Year	Total Return†	Net Assets, End of Year (in 000’s)	Net Investment Income (Loss)	Operating Expenses Net of Waivers/ Reimbursements		Operating Expenses Before Waivers/ Reimbursements	Portfolio Turnover Rate
Convertible Securities Fund
Class AAA
2019	$13.98	$ 0.13	$ 0.51	$ 0.64	$(0.23)		$(0.53)	$(0.76)		$13.86	5.1%	$ 5,168	1.00%	1.15	%(b)	1.66%	28%
2018	12.41	0.04	1.73	1.77	(0.20)		—	(0.20)		13.98	14.4	4,523	0.34	1.15	(b)	2.03	35
2017	11.59	0.07	1.49	1.56	(0.21)		(0.53)	(0.74)		12.41	14.1	4,138	0.57	1.15		2.47	40
2016	10.53	0.04	1.05	1.09	(0.03)		—	(0.03)		11.59	10.4	4,240	0.38	2.00	(b)	2.74	20
2015	11.79	0.04	(1.27)	(1.23)	(0.03)		—	(0.03)		10.53	(10.5)	5,525	0.31	2.00	(b)	2.40	19
Class A
2019	$14.43	$ 0.10	$ 0.53	$ 0.63	$(0.20)		$(0.53)	$(0.73)		$14.33	4.8%	$ 4,821	0.76%	1.40	%(b)	1.91%	28%
2018	12.79	0.01	1.80	1.81	(0.17)		—	(0.17)		14.43	14.2	3,711	0.09	1.40	(b)	2.28	35
2017	11.94	0.05	1.52	1.57	(0.19)		(0.53)	(0.72)		12.79	13.8	2,670	0.42	1.40		2.72	40
2016	10.87	0.01	1.08	1.09	(0.02)		—	(0.02)		11.94	10.1	1,191	0.10	2.25	(b)	2.99	20
2015	12.18	0.01	(1.30)	(1.29)	(0.02)		—	(0.02)		10.87	(10.6)	1,081	0.06	2.25	(b)	2.65	19
Class C
2019	$15.36	$ 0.04	$ 0.56	$ 0.60	$(0.13)		$(0.53)	$(0.66)		$15.30	4.3%	$ 4,246	0.26%	1.90	%(b)	2.41%	28%
2018	13.62	(0.06)	1.90	1.84	(0.10)		—	(0.10)		15.36	13.6	2,960	(0.40)	1.90	(b)	2.78	35
2017	12.69	(0.02)	1.63	1.61	(0.15)		(0.53)	(0.68)		13.62	13.3	1,307	(0.19)	1.90		3.22	40
2016	11.59	(0.04)	1.14	1.10	(0.00	)(c)	—	(0.00	)(c)	12.69	9.6	873	(0.37)	2.75	(b)	3.49	20
2015	13.04	(0.06)	(1.39)	(1.45)	(0.00	)(c)	—	(0.00	)(c)	11.59	(11.1)	943	(0.44)	2.75	(b)	3.15	19
Class I
2019	$14.03	$ 0.18	$ 0.49	$ 0.67	$(0.26)		$(0.53)	$(0.79)		$13.91	5.3%	$36,402	1.32%	0.90	%(b)	1.41%	28%
2018	12.44	0.08	1.75	1.83	(0.24)		—	(0.24)		14.03	14.8	18,097	0.56	0.90	(b)	1.78	35
2017	11.61	0.12	1.48	1.60	(0.24)		(0.53)	(0.77)		12.44	14.5	6,636	1.00	0.90		2.22	40
2016	10.56	0.07	1.04	1.11	(0.06)		—	(0.06)		11.61	10.6	394	0.61	1.75	(b)	2.49	20
2015	11.80	0.07	(1.27)	(1.20)	(0.04)		—	(0.04)		10.56	(10.2)	251	0.56	1.75	(b)	2.15	19

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

(a)	Per share data are calculated using the average shares outstanding method.
(b)

The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. Had such payments not been received, the expense ratios for the years ended September 30, 2016 and 2015 would have been 2.01% and 2.02% (Class AAA), 2.26% and 2.27% (Class A), 2.76% and 2.77% (Class C), and 1.76% and 1.77% (Class I), respectively. For the years ended September 30, 2019 and 2018, these credits had no impact on the expense ratios.

(c)	Amount represents less than $0.005 per share.

See accompanying notes to financial statements.

TETON Westwood Funds

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year:

Year Ended September 30		Income (Loss) from Investment Operations			Distributions to Shareholders					Ratios to Average Net Assets/Supplemental Data
	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Net Asset Value, End of Year	Total Return†	Net Assets, End of Year (in 000’s)	Net Investment Income (Loss)	Operating Expenses(b)	Portfolio Turnover Rate
Equity Fund
Class AAA
2019	$13.94	$0.10	$ 0.54	$ 0.64	$(0.09)	$(1.83)	$(1.92)	$12.66	5.8%	$50,849	0.80%	1.64%	28%
2018	13.69	0.08	1.71	1.79	(0.06)	(1.48)	(1.54)	13.94	14.1	54,595	0.59	1.60	33
2017	12.59	0.06	1.91	1.97	(0.07)	(0.80)	(0.87)	13.69	16.6	54,159	0.50	1.62	28
2016	12.22	0.07	1.30	1.37	(0.05)	(0.95)	(1.00)	12.59	11.4	53,063	0.54	1.63	31
2015	13.65	0.05	(0.09)	(0.04)	(0.06)	(1.33)	(1.39)	12.22	(0.9)	53,238	0.37	1.59	28
Class A
2019	$13.90	$0.07	$ 0.54	$ 0.61	$(0.05)	$(1.83)	$(1.88)	$12.63	5.6%	$ 1,366	0.56%	1.89%	28%
2018	13.64	0.05	1.71	1.76	(0.02)	(1.48)	(1.50)	13.90	13.9	1,435	0.35	1.85	33
2017	12.55	0.04	1.89	1.93	(0.04)	(0.80)	(0.84)	13.64	16.3	2,502	0.28	1.87	28
2016	12.19	0.03	1.31	1.34	(0.03)	(0.95)	(0.98)	12.55	11.2	3,719	0.29	1.88	31
2015	13.61	0.02	(0.09)	(0.07)	(0.02)	(1.33)	(1.35)	12.19	(1.1)	3,125	0.12	1.84	28
Class C
2019	$13.09	$0.00	$ 0.50	$ 0.50	—	$(1.83)	$(1.83)	$11.76	5.0%	$ 104	0.04%	2.39%	28%
2018	12.97	(0.02)	1.62	1.60	—	(1.48)	(1.48)	13.09	13.3	449	(0.17)	2.35	33
2017	11.99	(0.03)	1.81	1.78	—	(0.80)	(0.80)	12.97	15.7	685	(0.25)	2.37	28
2016	11.72	(0.03)	1.25	1.22	—	(0.95)	(0.95)	11.99	10.6	843	(0.23)	2.38	31
2015	13.18	(0.05)	(0.08)	(0.13)	—	(1.33)	(1.33)	11.72	(1.6)	684	(0.37)	2.34	28
Class I
2019	$13.91	$0.13	$ 0.53	$ 0.66	$(0.12)	$(1.83)	$(1.95)	$12.62	6.1%	$ 3,954	1.06%	1.39%	28%
2018	13.66	0.11	1.72	1.83	(0.10)	(1.48)	(1.58)	13.91	14.5	4,870	0.84	1.35	33
2017	12.57	0.10	1.89	1.99	(0.10)	(0.80)	(0.90)	13.66	16.9	4,981	0.75	1.37	28
2016	12.21	0.09	1.30	1.39	(0.08)	(0.95)	(1.03)	12.57	11.7	4,258	0.77	1.38	31
2015	13.64	0.08	(0.09)	(0.01)	(0.09)	(1.33)	(1.42)	12.21	(0.6)	4,340	0.61	1.34	28

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

(a)	Per share data are calculated using the average shares outstanding method.
(b)

The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the years ended September 30, 2019, 2018, 2017, 2016, and 2015, there was no impact on the expense ratios.

See accompanying notes to financial statements.

TETON Westwood Funds

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions to Shareholders					Ratios to Average Net Assets/Supplemental Data
Year Ended September 30	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Net Asset Value, End of Year	Total Return†	Net Assets, End of Year (in 000’s)	Net Investment Income	Operating Expenses††(b)	Portfolio Turnover Rate

Balanced Fund
Class AAA
2019	$12.39	$0.13	$0.55	$0.68	$(0.13)	$(1.23)	$(1.36)	$11.71	6.4%	$44,638	1.15%	1.37%	44%
2018	12.16	0.12	0.96	1.08	(0.12)	(0.73)	(0.85)	12.39	9.3	45,181	1.00	1.34	27
2017	11.75	0.11	1.04	1.15	(0.11)	(0.63)	(0.74)	12.16	10.3	50,934	0.93	1.33	23
2016	11.72	0.12	0.85	0.97	(0.12)	(0.82)	(0.94)	11.75	8.6	50,105	1.06	1.35	23
2015	12.91	0.13	(0.08)	0.05	(0.13)	(1.11)	(1.24)	11.72	0.0	53,989	1.01	1.31	27
Class A
2019	$12.47	$0.10	$0.55	$0.65	$(0.10)	$(1.23)	$(1.33)	$11.79	6.1%	$ 9,553	0.89%	1.62%	44%
2018	12.23	0.09	0.97	1.06	(0.09)	(0.73)	(0.82)	12.47	9.1	8,719	0.75	1.59	27
2017	11.81	0.08	1.05	1.13	(0.08)	(0.63)	(0.71)	12.23	10.1	8,165	0.68	1.58	23
2016	11.78	0.10	0.85	0.95	(0.10)	(0.82)	(0.92)	11.81	8.2	7,040	0.81	1.60	23
2015	12.97	0.09	(0.07)	0.02	(0.10)	(1.11)	(1.21)	11.78	(0.2)	6,577	0.76	1.56	27
Class C
2019	$12.67	$0.05	$0.56	$0.61	$(0.04)	$(1.23)	$(1.27)	$12.01	5.6%	$ 2,195	0.40%	2.12%	44%
2018	12.41	0.03	0.99	1.02	(0.03)	(0.73)	(0.76)	12.67	8.5	4,544	0.25	2.09	27
2017	11.97	0.02	1.06	1.08	(0.01)	(0.63)	(0.64)	12.41	9.6	4,585	0.18	2.08	23
2016	11.92	0.04	0.87	0.91	(0.04)	(0.82)	(0.86)	11.97	7.8	5,575	0.30	2.10	23
2015	13.12	0.03	(0.08)	(0.05)	(0.04)	(1.11)	(1.15)	11.92	(0.8)	5,260	0.26	2.06	27
Class I
2019	$12.38	$0.16	$0.54	$0.70	$(0.16)	$(1.23)	$(1.39)	$11.69	6.6%	$ 3,734	1.40%	1.12%	44%
2018	12.15	0.15	0.97	1.12	(0.16)	(0.73)	(0.89)	12.38	9.6	3,925	1.24	1.09	27
2017	11.73	0.14	1.05	1.19	(0.14)	(0.63)	(0.77)	12.15	10.7	1,989	1.18	1.08	23
2016	11.70	0.15	0.85	1.00	(0.15)	(0.82)	(0.97)	11.73	8.8	1,896	1.30	1.10	23
2015	12.90	0.16	(0.09)	0.07	(0.16)	(1.11)	(1.27)	11.70	0.2	1,856	1.26	1.06	27

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

††

The ratios include a reduction for custodian fee credits on cash balances maintained with the custodian (Custodian Fee Credits). Excluding such Custodian Fee Credits, the ratios for the year ended September 30, 2015 would have been 1.32% (Class AAA), 1.57% (Class A), 2.07% (Class C), and 1.07% (Class I), respectively. For the years ended September 30, 2019, 2018, 2017, and 2016, there were no Custodian Fee Credits.

(a)	Per share data are calculated using the average shares outstanding method.
(b)

The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the years ended September 30, 2019, 2018, 2017, 2016, and 2015, there was no impact on the expense ratios.

See accompanying notes to financial statements.

TETON Westwood Funds

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year:

	Income (Loss) from Investment Operations				Distributions to Shareholders							Ratios to Average Net Assets/Supplemental Data
Year Ended September 30	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Net Investment Income	Net Realized Gain on Investments	Return of Capital		Total Distributions	Net Asset Value, End of Year	Total Return†	Net Assets, End of Year (in 000’s)	Net Investment Income	Operating Expenses Net of Waivers/ Reimbursements	Operating Expenses Before Waivers/ Reimbursements	Portfolio Turnover Rate
Intermediate Bond Fund
Class AAA
2019	$10.83	$0.22	$0.31	$0.53	$(0.22)	—	—		$(0.22)	$11.14	5.0%	$3,106	2.02%	1.00%	2.47%	64%
2018	11.28	0.17	(0.26)	(0.09)	(0.18)	$(0.18)	$0.00	(b)	(0.36)	10.83	(0.8)	3,434	1.59	1.00	2.22	32
2017	11.64	0.14	(0.28)	(0.14)	(0.14)	(0.08)	—		(0.22)	11.28	(1.2)	3,683	1.23	1.00	1.52	36
2016	11.56	0.15	0.30	0.45	(0.15)	(0.22)	—		(0.37)	11.64	4.1	4,170	1.32	1.00	1.42	48
2015	11.59	0.18	(0.03)	0.15	(0.18)	—	—		(0.18)	11.56	1.3	5,045	1.58	1.00	1.36	65
Class A
2019	$10.82	$0.21	$0.31	$0.52	$(0.21)	—	—		$(0.21)	$11.13	4.9%	$932	1.94%	1.10%	2.57%	64%
2018	11.26	0.16	(0.25)	(0.09)	(0.17)	$(0.18)	$0.00	(b)	(0.35)	10.82	(0.8)	308	1.46	1.10	2.32	32
2017	11.63	0.13	(0.29)	(0.16)	(0.13)	(0.08)	—		(0.21)	11.26	(1.4)	485	1.13	1.10	1.62	36
2016	11.55	0.14	0.30	0.44	(0.14)	(0.22)	—		(0.36)	11.63	3.9	807	1.21	1.10	1.52	48
2015	11.58	0.17	(0.03)	0.14	(0.17)	—	—		(0.17)	11.55	1.2	809	1.48	1.10	1.46	65
Class C
2019	$10.27	$0.13	$0.29	$0.42	$(0.13)	—	—		$(0.13)	$10.56	4.2%	$550	1.27%	1.75%	3.22%	64%
2018	10.70	0.09	(0.25)	(0.16)	(0.09)	$(0.18)	$0.00	(b)	(0.27)	10.27	(1.5)	805	0.83	1.75	2.97	32
2017	11.05	0.05	(0.27)	(0.22)	(0.05)	(0.08)	—		(0.13)	10.70	(2.0)	1,102	0.49	1.75	2.27	36
2016	10.99	0.06	0.28	0.34	(0.06)	(0.22)	—		(0.28)	11.05	3.2	1,144	0.51	1.75	2.17	48
2015	11.01	0.09	(0.02)	0.07	(0.09)	—	—		(0.09)	10.99	0.7	398	0.82	1.75	2.11	65
Class I
2019	$10.84	$0.25	$0.30	$0.55	$(0.25)	—	—		$(0.25)	$11.14	5.1%	$462	2.27%	0.75%	2.22%	64%
2018	11.28	0.20	(0.25)	(0.05)	(0.21)	$(0.18)	$0.00	(b)	(0.39)	10.84	(0.5)	2,295	1.83	0.75	1.97	32
2017	11.65	0.17	(0.29)	(0.12)	(0.17)	(0.08)	—		(0.25)	11.28	(1.0)	2,900	1.47	0.75	1.27	36
2016	11.57	0.18	0.30	0.48	(0.18)	(0.22)	—		(0.40)	11.65	4.3	14,111	1.56	0.75	1.17	48
2015	11.60	0.21	(0.03)	0.18	(0.21)	—	—		(0.21)	11.57	1.6	13,022	1.82	0.75	1.11	65

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

(a)	Per share data are calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.

See accompanying notes to financial statements.

TETON Westwood Funds

Notes to Financial Statements

1. Organization. The TETON Westwood Funds (the Trust) was organized as a Massachusetts business trust on June 12, 1986. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified open-end management investment company and currently consists of six active separate investment portfolios: TETON Westwood Mighty Mites Fund (Mighty Mites Fund), TETON Westwood SmallCap Equity Fund (SmallCap Equity Fund), TETON Convertible Securities Fund (Convertible Securities Fund), TETON Westwood Equity Fund (Equity Fund), TETON Westwood Balanced Fund (Balanced Fund), and TETON Westwood Intermediate Bond Fund (Intermediate Bond Fund), individually, a “Fund” and collectively, the “Funds.” Each class of shares outstanding bears the same voting, dividend, liquidation, and other rights and conditions, except that the expenses incurred in the distribution and marketing of such shares are different for each class. Class T Shares were first issued on July 5, 2017 for Mighty Mites Fund and SmallCap Equity Fund. Class T shares were liquidated on August 31, 2018.

The investment objectives of each Fund are as follows:

●	Mighty Mites Fund seeks to provide long term capital appreciation by investing primarily in micro-capitalization equity securities.

●	SmallCap Equity Fund seeks to provide long term capital appreciation by investing primarily in smaller capitalization equity securities.

●	Convertible Securities Fund seeks to provide a high level of current income as well as long term capital appreciation.

●	Equity Fund seeks to provide capital appreciation. The Equity Fund’s secondary goal is to produce current income.

●	Balanced Fund seeks to provide capital appreciation and current income resulting in a high total investment return consistent with prudent investment risk and a balanced investment approach.

●	Intermediate Bond Fund seeks to maximize total return, while maintaining a level of current income consistent with the maintenance of principal and liquidity.

2. Significant Accounting Policies. As an investment company, the Trust follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

New Accounting Pronouncements. To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required, even if early adoption is elected for the removals under ASU 2018-13. Management has early adopted the removals set forth in ASU 2018-13 in these financial statements and has not early adopted the additions set forth in ASU 2018-13.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Teton Advisors, Inc. (the Adviser). Investments in open-end investment companies are valued at each underlying Fund’s NAV per share as of the report date.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the securities are valued using the closing bid price, unless the Board determines such amount does not reflect the securities fair value, in which case these securities will be fair value as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing

TETON Westwood Funds

Notes to Financial Statements (Continued)

settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Funds’ investments in securities by inputs used to value the Funds’ investments as of September 30, 2019 is as follows:

	Valuation Inputs
	Level 1	Level 2 Other Significant	Level 3 Significant	Total Market Value
	Quoted Prices	Observable Inputs	Unobservable Inputs	at 9/30/19
MIGHTY MITES FUND
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Airlines	$1,078,800	$40,500	—	$1,119,300
Automotive: Parts and Accessories	15,533,239	2,380	—	15,535,619
Business Services	28,841,648	1,077,412	$14,756	29,933,816
Computer Software and Services	20,346,189	357,061	—	20,703,250
Consumer Products	28,727,698	126,636	—	28,854,334
Consumer Services	7,674,173	187,770	—	7,861,943
Diversified Industrial	110,240,684	4,043,696	—	114,284,380
Electronics	33,907,558	1,599,500	0	35,507,058
Energy and Utilities: Natural Gas	4,906,300	2,325,537	—	7,231,837
Financial Services	86,509,220	1,409,769	75,000	87,993,989
Food and Beverage	31,061,666	145,921	—	31,207,587
Health Care	83,974,684	—	0	83,974,684
Real Estate	32,842,283	790,622	255	33,633,160
Specialty Chemicals	21,418,891	2,138	—	21,421,029
Telecommunications	20,492,157	250,000	—	20,742,157
Other Industries (a)	414,951,181	—	—	414,951,181
Total Common Stocks	942,506,371	12,358,942	90,011	954,955,324
Closed-End Funds	1,137,420	—	—	1,137,420
Convertible Corporate Bonds (a)	—	215,308	—	215,308
Preferred Stocks (a)	5,930,805	—	—	5,930,805
Convertible Preferred Stocks (a)	—	347,680	—	347,680
Rights (a)	228,000	2,000	15,691	245,691
Warrants (a)	—	5,889	21	5,910
U.S. Government Obligations	—	3,784,099	—	3,784,099
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$949,802,596	$16,713,918	$105,723 (b)	$966,622,237

TETON Westwood Funds

Notes to Financial Statements (Continued)

	Valuation Inputs
	Level 1	Level 2 Other Significant	Level 3 Significant	Total Market Value
	Quoted Prices	Observable Inputs	Unobservable Inputs	at 09/30/19
SMALLCAP EQUITY FUND
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (c)	$38,122,367	—	—	$38,122,367
Rights (c)	—	—	$11,611	11,611
U.S. Government Obligations	—	$2,780,246	—	2,780,246
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$38,122,367	$2,780,246	$11,611 (d)	$40,914,224

CONVERTIBLE SECURITIES FUND
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (c)	$278,271	—	—	$278,271
Convertible Corporate Bonds (c)	—	$36,129,612	—	36,129,612
Convertible Preferred Stocks (c)	1,179,287	—	—	1,179,287
Mandatory Convertible Securities (c)	10,945,090	702,380	—	11,647,470
U.S. Government Obligations	—	2,130,933	—	2,130,933
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$12,402,648	$38,962,925	—	$51,365,573

EQUITY FUND
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (c)	$55,469,315	—	—	$55,469,315
Short Term Investment	639,544	—	—	639,544
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$56,108,859	—	—	$56,108,859

BALANCED FUND
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (c)	$35,319,975	—	—	$35,319,975
Corporate Bonds (c)	—	$10,726,018	—	10,726,018
U.S. Government Agency Obligations	—	2,270,195	—	2,270,195
U.S. Government Obligations	—	9,995,192	—	9,995,192
Short Term Investment	1,978,447	—	—	1,978,447
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$37,298,422	$22,991,405	—	$60,289,827

INTERMEDIATE BOND FUND
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Corporate Bonds (c)	—	$4,337,963	—	$4,337,963
Convertible Corporate Bonds (c)	—	93,875	—	93,875
U.S. Government Agency Obligations	—	15,905	—	15,905
U.S. Government Obligations	—	614,506	—	614,506
TOTAL INVESTMENTS IN SECURITIES – ASSETS	—	$5,062,249	—	$5,062,249

(a)	Please refer to the Summary Schedule of Investments for the industry classifications of these portfolio holdings.
(b)

Level 3 securities are valued by brokers and pricing services, or recent transactions. At September 30, 2019, the value of these securities was $105,723. The inputs for these securities are not readily available or cannot be reasonably estimated.

(c)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.
(d)

Level 3 securities are valued by brokers and pricing services, or recent transactions. At September 30, 2019, the value of these securities was $11,611. The inputs for these securities are not readily available or cannot be reasonably estimated.

During the fiscal year ended September 30, 2019, the Mighty Mites Fund did not have material transfers into or out of Level 3. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

During the fiscal year ended September 30, 2019, the SmallCap Equity Fund did not have transfers into or out of Level 3.

There were no Level 3 investments held at September 30, 2019 or September 30, 2018 for the Convertible Securities Fund, Equity Fund, Balanced Fund, and Intermediate Bond Fund.

TETON Westwood Funds

Notes to Financial Statements (Continued)

The following table reconciles Level 3 investments for Mighty Mites Fund and SmallCap Equity Fund:

										Net change in
										unrealized
										appreciation/
										depreciation
				Change in						on Level 3
	Balance	Accrued		unrealized			Transfers	Transfers	Balance	investments
MIGHTY MITES	as of	discounts/	Realized	appreciation/			into	out of	as of	still held
FUND	9/30/18	(premiums)	gain	depreciation†	Purchases	Sales	Level 3	Level 3	9/30/19	at 9/30/19†
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks(a)	$6,262,966	—	$1,051,823	$(398,567)	—	$(6,530,000)	—	$(310,967)	$75,255	$15,000
Rights(a)	60,001	—	—	—	—	(44,310)	—	—	15,691	—
Warrants(a)	58	—	—	(37)	—	—	—	—	21	(37)
TOTAL INVESTMENTS IN SECURITIES	$6,323,025	—	$1,051,823	$(398,604)	—	$(6,574,310)	—	$(310,967)	$90,967	$14,963

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.
†	Net change in unrealized appreciation/depreciation on investments is included in the related amounts in the Statement of Operations.

										Net change
										in unrealized
										appreciation/
										depreciation
										during the
										period on
				Change in						Level 3
	Balance	Accrued	Realized	unrealized			Transfers	Transfers	Balance	investments
SMALLCAP EQUITY	as of	discounts/	gain/	appreciation/		Proceeds	into	out of	as of	still held at
FUND	09/30/18	(premiums)	(loss)	depreciation†	Purchases	received	Level 3	Level 3	09/30/19	09/30/19†
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Rights (a)	$44,400	—	—	—	—	$(32,789)	—	—	$11,611	—
TOTAL INVESTMENTS IN SECURITIES	$44,400	—	—	—	—	$(32,789)	—	—	$11,611	—

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.
†	Net change in unrealized appreciation/depreciation on investments is included in the related amounts in the Statement of Operations.

Additional Information to Evaluate Qualitative Information.

General. The Funds use recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of their securities, and use broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Securities Sold Short. The Funds may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Funds

TETON Westwood Funds

Notes to Financial Statements (Continued)

record an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Funds record a realized gain or loss when the short position is closed out. By entering into a short sale, the Funds bear the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Funds on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. During the fiscal year ended September 30, 2019, there were no short sales.

Foreign Currency Translations. The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Funds may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Restricted Securities. Each Fund may invest up to 10% (except for the Mighty Mites Fund, SmallCap Equity Fund, and Convertible Securities Fund which may invest up to 15%) of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. Securities deemed as liquid are not included in the limitations described above. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted securities the Funds held as of September 30, 2019, refer to the Schedules of Investments.

Investments in other Investment Companies. All Funds may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the Acquired Funds) in accordance with the 1940 Act and related rules. Shareholders in these Funds would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. For the fiscal year ended September 30, 2019, the Mighty Mites Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was less than two basis points, the Equity Fund’s and Balanced Fund’s was each less than one basis point and SmallCap Equity Fund’s was less than one half of 1%.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as a Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

TETON Westwood Funds

Notes to Financial Statements (Continued)

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Custodian Fee Credits and Interest Expense. When cash balances are maintained in a Fund’s custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under each custody arrangement are included in custodian fees in the Statements of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, a Fund is charged an overdraft fee equal to 90% of the current Treasury Bill rate on outstanding balances. These amounts, if any, would be included in the Statements of Operations.

Distributions to Shareholders. Distributions from net investment income are declared and paid annually for the Mighty Mites Fund, SmallCap Equity Fund, and Equity Fund, and quarterly for the Convertible Securities Fund and Balanced Fund. The Intermediate Bond Fund declares dividends daily and pays those dividends monthly. Distributions of net realized gain on investments are normally declared and paid at least annually by each Fund. Distributions to shareholders are recorded on the ex-dividend date. The characterization of distributions to shareholders is based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Funds, timing differences, net operating loss write off, and differing characterizations of distributions made by the Funds. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Funds.

For the fiscal year ended September 30, 2019, the following reclassifications were made to increase/decrease such amounts with offsetting adjustments to paid-in capital:

	Accumulated	Paid-in
	Earnings	Capital
Mighty Mites Fund.	$2,478,410	$(2,478,410)
SmallCap Equity Fund	(35)	35
Intermediate Bond Fund	17	(17)

The tax character of distributions paid during the fiscal years ended September 30, 2019 and 2018 was as follows:

	Year Ended		Year Ended		Year Ended
	September 30,		September 30,		September 30,
	2019	2018	2019	2018	2019	2018
	Mighty Mites Fund		SmallCap Equity Fund		Convertible Securities Fund
Ordinary income (inclusive of short term capital gains)	—	—	$518,900	$155,315	$1,334,142	$303,010
Net long term capital gains	$47,348,334	$84,699,816	3,490,103	2,568,471	461,660	—

Total distributions paid	$47,348,334	$84,699,816	$4,009,003	$2,723,786	$1,795,802	$303,010

						Intermediate
	Equity Fund		Balanced Fund		Bond Fund
Ordinary income (inclusive of short term capital gains)	$391,760	$935,325	$647,718	$1,014,660	$143,197	$146,250
Net long term capital gains	7,941,163	5,945,421	6,577,492	3,449,007	—	105,510
Return of capital	—	—	—	—	—	61

Total distributions paid	$8,332,923	$6,880,746	$7,225,210	$4,463,667	$143,197	$251,821

Provision for Income Taxes. The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Funds to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of the Funds’ net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

TETON Westwood Funds

Notes to Financial Statements (Continued)

At September 30, 2019, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Mighty	SmallCap	Convertible
	Mites	Equity	Securities	Equity	Balanced	Intermediate
	Fund	Fund	Fund	Fund	Fund	Bond Fund
Undistributed ordinary income (inclusive of short term capital gains)	—	$142,071	$43,571	$373,487	$3,327	—
Undistributed long term capital gains	$34,500,816	177,135	593,019	4,549,624	3,795,001	—
Accumulated capital loss carryforward	—	—	—	—	—	$(66,364)
Unrealized appreciation/(depreciation)	358,998,121	6,462,898	2,941,416	10,259,719	7,698,569	124,328
Other temporary differences	(1,129,615)	—	—	—	—	—

Total accumulated earnings	$392,369,322	$6,782,104	$3,578,006	$15,182,830	$11,496,897	$57,964

*

Qualified late year losses related to passive foreign investment companies, ordinary losses, and losses on sales of securities and foreign currency realized after October 31 (certain ordinary losses incurred after December 31) and prior to the Funds’ year end may be elected as occurring on the first day of the following year.

At September 30, 2019, the temporary differences between book basis and tax basis unrealized appreciation/depreciation on investments was primarily due to deferral of losses from wash sales for tax purposes, investments in REITs, mark-to-market adjustments on investments in passive foreign investment companies, premium amortization, and basis adjustments in partnerships.

The following summarizes the tax cost of investments and the related net unrealized appreciation at September 30, 2019:

	Mighty	SmallCap	Convertible
	Mites	Equity	Securities	Equity	Balanced	Intermediate
	Fund	Fund	Fund	Fund	Fund	Bond Fund

Aggregate cost of investments	$607,621,718	$34,451,326	$48,424,157	$45,849,140	$52,591,258	$4,937,921

Gross unrealized appreciation	$443,288,865	$8,814,946	$4,895,703	$11,424,154	$8,529,858	$148,456
Gross unrealized depreciation	(84,288,346)	(2,352,048)	(1,954,287)	(1,164,435)	(831,289)	(24,128)

Net unrealized appreciation	$359,000,519	$6,462,898	$2,941,416	$10,259,719	$7,698,569	$124,328

The Funds are required to evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Funds as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the fiscal year ended September 30, 2019, the Funds did not incur any income tax, interest, or penalties. As of September 30, 2019, the Adviser has reviewed all open tax years and concluded that there was no impact to the Funds’ net assets or results of operations. The Funds’ federal and state tax returns for the prior three fiscal years remain open, subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Funds’ tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreements and Other Transactions. The Funds have entered into investment advisory agreements (the Advisory Agreements) with the Adviser which provide that the Funds will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% for the Mighty Mites Fund, SmallCap Equity Fund, Convertible Securities Fund, and Equity Fund, 0.75% for the Balanced Fund, and 0.60% for the Intermediate Bond Fund, of the value of a Fund’s average daily net assets. In accordance with the Advisory Agreements, the Adviser provides a continuous investment program for the Funds’ portfolios, oversees the administration of all aspects of the Funds’ business and affairs, and pays the compensation of all Officers and Trustees of the Funds who are affiliated persons of the Adviser.

There was a reduction in the advisory fee paid to the Adviser relating to certain portfolio holdings, i.e., unsupervised assets, of the Mighty Mites Fund with respect to which the Adviser transferred dispositive and voting control to the Funds’ Proxy Voting Committee. During the fiscal year ended September 30, 2019, the Funds’ Proxy Voting Committee exercised control and discretion over all rights to vote or consent with respect to such securities, and the Adviser reduced its fee with respect to such securities by $60,653.

The Adviser has contractually agreed to waive investment advisory fees and/or to reimburse expenses to the SmallCap Equity Fund, Convertible Securities Fund, and Intermediate Bond Fund in the event annual expenses of such Funds exceed certain prescribed limits. Such fee waiver/reimbursement arrangements continue at least until January 31, 2021. For the fiscal year ended September 30, 2019, the Adviser waived fees or reimbursed expenses in the amounts of $155,872, $183,238, and $103,301 for the SmallCap Equity Fund, Convertible Securities Fund, and Intermediate Bond Fund, respectively.

TETON Westwood Funds

Notes to Financial Statements (Continued)

In addition, the SmallCap Equity Fund, the Convertible Securities Fund, and the Intermediate Bond Fund are obliged to repay the Adviser for a period of two fiscal years following the fiscal year in which the Adviser reimbursed the Funds only to the extent that the operating expenses of these Funds fall below the following expense limitations based on average net assets for the SmallCap Equity Fund, the Convertible Securities Fund, and the Intermediate Bond Fund for Class AAA Shares 1.25%, 1.15%, and 1.00%, respectively, for Class A Shares 1.50%, 1.40%, and 1.10%, respectively, for Class C Shares 2.00%, 1.90%, and 1.75%, respectively, and for Class I Shares 1.00%, 0.90%, and 0.75%, respectively. As of September 30, 2019, the cumulative unreimbursed amounts which may be recovered by the Adviser within the next two fiscal years are as follows:

	For the year ended September 30, 2018, expiring September 30, 2020	For the year ended September 30, 2019, expiring September 30, 2021	Total
SmallCap Equity Fund.	$163,050	$155,872	$318,922
Convertible Securities Fund	164,831	183,238	348,069
Intermediate Bond Fund	92,897	103,301	196,198

Gabelli Funds, LLC is a subadviser to the Adviser for the Mighty Mites Fund and the Convertible Securities Fund. The Adviser pays Gabelli Funds, LLC out of its advisory fees a subadvisory fee, computed daily and payable monthly, based on an annual rate of 0.32% of the average net assets of these two funds.

In addition, the Adviser has a Subadvisory Agreement with Westwood Management Corp. for the Equity Fund and Balanced Fund. The Adviser pays Westwood Management Corp. out of its advisory fees with respect to these latter two funds a subadvisory fee, computed daily and payable monthly, in an amount equal on an annualized basis to the greater of (i) $150,000 per year on an aggregate basis for these Funds or (ii) 35% of the net revenues to the Adviser from these Funds.

The Adviser has a sub-administration agreement for each of the Funds with Gabelli Funds, LLC. Gabelli Funds, LLC has entered into an agreement with BNY Mellon Investment Servicing (US) Inc. to provide certain administrative services to the Funds.

The Trust pays each Trustee who is not considered an affiliated person an annual retainer of $9,000 plus $2,000 for each Board meeting attended, and they are reimbursed by the Trust for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended, the Chairman of the Audit Committee receives a $3,000 annual fee, and the Lead Trustee receives an annual fee of $2,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for attending certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Trust.

4. Distribution Plan. The Trust’s Board has adopted a distribution plan (the Plan) for each class of shares, except Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the Distributor), an affiliate of the Adviser, at annual rates of 0.25%, 0.50% (for the Intermediate Bond Fund’s Class A Shares at an annual rate of 0.35%), and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales (including maturities) of securities during the fiscal year ended September 30, 2019, other than short term securities, are as follows:

	Purchases (excluding U.S. Government Securities)	Sales (excluding U.S. Government Securities)	Purchases of U.S. Government Securities	Sales of U.S. Government Securities
Mighty Mites Fund	$83,309,042	$149,686,275	—	—
SmallCap Equity Fund	16,804,394	13,299,686	—	—
Convertible Securities Fund	30,096,308	9,470,129	—	—
Equity Fund	15,470,776	22,975,006	—	—
Balanced Fund.	17,048,158	27,761,716	$8,394,692	$3,692,456
Intermediate Bond Fund	3,677,789	2,848,618	—	1,624,674

6. Transactions with Affiliates and Other Arrangements. During the fiscal year ended September 30, 2019, the Mighty Mites Fund and the Convertible Securities Fund paid $236,934 and $9, respectively, in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser. Additionally, the Distributor retained a total of $32,361 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

During the fiscal year ended September 30, 2019, the Mighty Mites Fund, SmallCap Equity Fund, Convertible Securities Fund, Equity Fund, and Balanced Fund received credits from a designated broker who agreed to pay certain Fund operating expenses.

TETON Westwood Funds

Notes to Financial Statements (Continued)

The amount of such expenses paid through this directed brokerage arrangement during this period was $4,446, $1,461, $1,094, $1,542, and $1,498, respectively.

The cost of calculating each Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the fiscal year ended September 30, 2019, the Mighty Mites Fund, Equity Fund, and Balanced Fund each accrued $45,000 in connection with the cost of computing these Funds’ NAVs. This expense was not charged during the fiscal year ended September 30, 2019 for the SmallCap Equity Fund, Convertible Securities Fund, and Intermediate Bond Fund.

7. Significant Shareholder. As of September 30, 2019, 11.3% of the Convertible Securities Fund was beneficially owned by the Adviser and its affiliates, including managed accounts for which the affiliates of the Adviser have voting control but disclaim pecuniary interest.

8. Shares of Beneficial Interest. The Funds offer four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA Shares and Class I Shares are offered without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 4.00%. Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase. Class T Shares were liquidated on August 31, 2018.

The Mighty Mites Fund, SmallCap Equity Fund, and Convertible Securities Fund impose a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the respective Fund as an increase in paid-in capital. The redemption fees, if any, retained by the Fund during the fiscal year ended September 30, 2019 and September 30, 2018 can be found in the Statements of Changes in Net Assets under Redemption Fees.

Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2019	Year Ended September 30, 2018
	Mighty Mites Fund		SmallCap Equity Fund		Convertible Securities Fund
Class AAA
Shares sold	410,520	1,143,746	61,782	98,106	92,200	68,178
Shares issued upon reinvestment of distributions	282,053	560,590	55,403	38,375	18,828	4,862
Shares redeemed	(2,446,173)	(3,160,420)	(117,789)	(139,152)	(61,680)	(83,138)

Net increase/(decrease) in Class AAA Shares	(1,753,600)	(1,456,084)	(604)	(2,671)	49,348	(10,098)

Class A
Shares sold	605,833	772,830	50,966	76,175	113,762	137,957
Shares issued upon reinvestment of distributions	140,312	292,320	29,927	16,975	14,859	2,662
Shares redeemed	(1,665,189)	(2,991,223)	(64,736)	(22,441)	(49,374)	(92,023)

Net increase/(decrease) in Class A Shares	(919,044)	(1,926,073)	16,157	70,709	79,247	48,596

Class C
Shares sold	312,594	915,856	126,284	54,393	130,560	136,720
Shares issued upon reinvestment of distributions	268,060	457,902	25,160	11,795	9,874	703
Shares redeemed	(2,329,790)	(1,664,454)	(93,482)	(27,138)	(55,614)	(40,750)

Net increase/(decrease) in Class C Shares	(1,749,136)	(290,696)	57,962	39,050	84,820	96,673

Class I
Shares sold	4,540,036	10,607,226	697,664	357,650	1,830,022	868,258
Shares issued upon reinvestment of distributions	757,242	1,051,566	115,514	62,752	92,646	14,082
Shares redeemed	(13,009,360)	(4,441,243)	(543,276)	(240,725)	(595,550)	(125,418)

Net increase/(decrease) in Class I Shares	(7,712,082)	7,217,549	269,902	179,677	1,327,118	756,922

Class T *
Shares issued upon reinvestment of distributions	—	23	—	5	—	—
Shares redeemed	—	(388)	—	(55)	—	—

Net decrease in Class T Shares	—	(365)	—	(50)	—	—

*	Class T Shares were liquidated on August 31, 2018.

TETON Westwood Funds

Notes to Financial Statements (Continued)

Transactions in shares of beneficial interest (continued):

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	2019	2018	2019	2018	2019	2018
					Intermediate
	Equity Fund		Balanced Fund		Bond Fund
Class AAA
Shares sold	35,978	36,247	705,719	137,074	47,051	53,773
Shares issued upon reinvestment of distributions	613,282	453,525	479,379	284,434	6,093	10,289
Shares redeemed	(548,911)	(531,459)	(1,018,422)	(963,903)	(91,204)	(73,711)

Net increase/(decrease) in Class AAA Shares	100,349	(41,687)	166,676	(542,395)	(38,060)	(9,649)

Class A
Shares sold	5,690	788	308,884	205,822	99,206	110,675
Shares issued upon reinvestment of distributions	16,765	21,153	85,110	44,314	1,218	897
Shares redeemed	(17,470)	(102,192)	(282,916)	(218,389)	(45,119)	(126,171)

Net increase/(decrease) in Class A Shares	4,985	(80,251)	111,078	31,747	55,305	(14,599)

Class C
Shares sold	5,883	382	40,314	24,212	12,345	10,932
Shares issued upon reinvestment of distributions	5,371	5,783	40,971	22,689	836	2,667
Shares redeemed	(36,678)	(24,686)	(257,175)	(57,658)	(39,448)	(38,241)

Net decrease in Class C Shares	(25,424)	(18,521)	(175,890)	(10,757)	(26,267)	(24,642)

Class I
Shares sold	18,031	67,552	32,773	267,185	6,278	25,437
Shares issued upon reinvestment of distributions	59,647	40,968	37,989	16,765	4,579	8,626
Shares redeemed	(114,473)	(123,082)	(68,440)	(130,604)	(181,202)	(79,383)

Net increase/(decrease) in Class I Shares	(36,795)	(14,562)	2,322	153,346	(170,345)	(45,320)

9. Transactions in Securities of Affiliated Issuers. The 1940 Act defines affiliated issuers as those in which a Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Mighty Mites Fund’s transactions in the securities of these issuers during the fiscal year ended September 30, 2019 is set forth below:

								Change in	Percent
						Realized	Market	Unrealized	Owned of
	Beginning	Shares	Shares	Ending	Dividend	Gain/	Value at	Appreciation/	Shares
	Shares	Purchased	Sold	Shares	Income	(Loss)	September 30, 2019	(Depreciation)	Outstanding
Beasley Broadcast Group Inc.,
Cl. A	850,000	52,000	—	902,000	$ 175,450	—	$ 2,796,200	$(3,262,141)	8.04%
Bel Fuse Inc., Cl. A	175,999	—	(6,000)	169,999	42,240	$(71,458)	2,330,686	(1,227,135)	7.93%
Burnham Holdings Inc., Cl. A	264,001	5,999	—	270,000	236,280	—	3,847,500	(200,646)	8.91%
General Chemical Group Inc.†	267,226	—	—	267,226	—	—	2,138	134	8.60%
Griffin Industrial Realty Inc.	275,000	7,508	(1,058)	281,450	123,750	13,853	10,681,028	(266,575)	5.55%
Nathan’s Famous Inc.	222,634	—	(400)	222,234	322,679	31,252	15,967,513	(2,320,329)	5.26%
Schmitt Industries Inc.†	701,029	—	(1,029)	700,000	—	422	1,599,500	(367,952)	17.36%
The Eastern Co.	355,131	5,300	—	360,431	157,787	—	8,945,897	(1,284,913)	5.78%
The L.S. Starrett Co., Cl. A†	353,183	4,900	(20,263)	337,820	—	(197,175)	1,959,356	113,128	5.44%
Trans-Lux Corp.†	411,792	558,292	—	970,084	—	—	497,168	(244,416)	7.22%
Trans-Lux Pfd. 6.000%*	363	—	(363)	—	2,178	—	—	—	—

Total					$1,060,364	$(223,106)	$48,626,986	$(9,060,845)

†	Non-income producing security.
*	Security is no longer held at September 30, 2019.

10. Indemnifications. The Funds enter into contracts that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of loss to be remote.

11. Subsequent Events. Management has evaluated the impact on the Funds of all other subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of TETON Westwood Funds and Shareholders of TETON Westwood Mighty MitesSM Fund, TETON Westwood SmallCap Equity Fund, TETON Convertible Securities Fund, TETON Westwood Equity Fund, TETON Westwood Balanced Fund, and TETON Westwood Intermediate Bond Fund

Opinions on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the summary schedule of investments, of TETON Westwood Mighty MitesSM Fund and the accompanying statements of assets and liabilities, including the schedules of investments, of TETON Westwood SmallCap Equity Fund, TETON Convertible Securities Fund, TETON Westwood Equity Fund, TETON Westwood Balanced Fund and TETON Westwood Intermediate Bond Fund (six of the funds constituting TETON Westwood Funds, hereafter collectively referred to as the “Funds”) as of September 30, 2019, the related statements of operations for the year ended September 30, 2019, the statements of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2019 and each of the financial highlights for each of the five years in the period ended September 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

November 26, 2019

We have served as the auditor of one or more investment companies in Gabelli/GAMCO Fund Complex since 1986.

2019 Tax Notice to Shareholders (Unaudited)

U.S. Government Income: – The percentage of the ordinary income dividend paid by the SmallCap Equity Fund, the Convertible Securities Fund, the Balanced Fund, and the Intermediate Bond Fund, (the “Funds”) during the year ended September 30, 2019 which was derived from U.S. Treasury securities was 0.41%, 1.32%, 11.59%, and 31.71%, respectively. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Funds did not meet this strict requirement during the fiscal year ended September 30, 2019. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser for the applicability of the information provided as to your specific situation.

Mighty Mites Fund – During the fiscal year ended September 30, 2019, the Fund paid to shareholders long term capital gains totaling $47,348,334. The distributions of long term capital gains have been designated as a capital gain dividend by the Fund’s Board of Trustees.

SmallCap Equity Fund – During the fiscal year ended September 30, 2019, the Fund paid to shareholders ordinary income dividends (comprised of short term capital gains) totaling $0.2862 per share for all Classes of Shares, ordinary income dividends (comprised of net investment income) totaling $0.0242 per share for Class I Shares, and long term capital gains totaling $3,490,103. The distributions of long term capital gains have been designated as a capital gain dividend by the Fund’s Board of Trustees. For the fiscal year ended September 30, 2019, 59.79% of the ordinary income dividend qualifies for the dividends received deduction available to corporations. The Fund designates 60.68% of the ordinary income distributions as qualified dividend income, pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 100% of the ordinary income distributions as qualified short term capital gain. The Fund designates 6.92% of the ordinary income distributions as qualified interest income, pursuant to the American Jobs Creation Act of 2004.

Convertible Securities Fund – During the fiscal year ended September 30, 2019, the Fund paid to shareholders ordinary income dividends (comprised of net investment income) totaling $0.2290, $0.1950, $0.1278, and $0.2620 per share for Class AAA, Class A, Class C, and Class I Shares, respectively, and long term capital gains totaling $461,660. The distributions of long term capital gains have been designated as a capital gain dividend by the Fund’s Board of Trustees. For the fiscal year ended September 30, 2019, 35.70% of the ordinary income dividend qualifies for the dividends received deduction available to corporations. The Fund designates 35.04% of the ordinary income distributions as qualified dividend income, pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 33.76% of the ordinary income distributions as qualified interest income, pursuant to the American Jobs Creation Act of 2004. The Fund designates 100% of the ordinary income distributions as qualified short term capital gain.

Equity Fund – During the fiscal year ended September 30, 2019, the Fund paid to shareholders ordinary income dividends (comprised of net investment income and short term capital gains) totaling $0.0889, $0.0490, and $0.1236 per share for Class AAA, Class A, and Class I Shares, respectively, and long term capital gains totaling $7,941,163. For the fiscal year ended September 30, 2019, 100% of the ordinary income dividend qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income, pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.78% of the ordinary income distribution as qualified interest income, pursuant to the American Jobs Creation Act of 2004.

Balanced Fund – During the fiscal year ended September 30, 2019, the Fund paid to shareholders ordinary income dividends (comprised of net investment income) totaling $0.1316, $0.1030, $0.0350, and $0.1603 per share for Class AAA, Class A, Class C, and Class I Shares, respectively, and long term capital gains totaling $6,577,492. The distributions of long term capital gains have been designated as a capital gain dividend by the Fund’s Board of Trustees. For the fiscal year ended September 30, 2019, 100% of the ordinary income dividend qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distributions as qualified dividend income, pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 38.76% of the ordinary income distributions as qualified interest income, pursuant to the American Jobs Creation Act of 2004.

Intermediate Bond Fund – During the fiscal year ended September 30, 2019, the Fund paid to shareholders ordinary income dividends (comprised of net investment income) totaling $0.2381, $0.2263, $0.1427, and $0.2675 per share for Class AAA, Class A, Class C, and Class I Shares, respectively. The Fund designates 97.95% of the ordinary income distributions as qualified interest income, pursuant to the American Jobs Creation Act of 2004.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

TETON Westwood Funds

Board Consideration and Re-Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

In determining whether to approve the continuance of the Investment Advisory Agreement and Subadvisory Agreement (together, the Agreements), the Board, including a majority of the Trustees who have no direct or indirect interest in the Agreements and are not interested persons of the Funds, as defined in the 1940 Act (the Independent Board Members), considered the following information at a meeting on August 20, 2019:

1) The nature, extent, and quality of services provided by the Adviser and the Subadvisers.

The Board reviewed in detail the nature and extent of the services provided by the Adviser and the Subadvisers under the Agreements and the quality of those services over the past year. The Board noted that these services included managing the investment program of the Funds, including the purchase and sale of portfolio securities, as well as the provision of general corporate services. The Board considered that the Adviser also provided, at its expense, office facilities for use by the Funds and supervisory personnel responsible for supervising the performance of administrative, accounting, and related services including, for each Fund, monitoring to assure compliance with stated investment policies and restrictions under the 1940 Act and related securities regulations. The Board noted that, in addition to managing the investment program for the Funds, the Adviser provided certain non-advisory and compliance services, including services under the Funds’ Rule 38a-1 compliance program.

The Board also considered that the Adviser paid for all compensation of officers and Board Members of the Funds who are affiliated with the Adviser and that the Adviser further provided services to shareholders of the Funds who had invested through various programs offered by third party financial intermediaries. The Board evaluated these factors based on its direct experience with the Adviser and Subadvisers and in consultation with Fund Counsel. The Board noted that the Adviser had engaged, at its expense, BNY, to assist it in performing certain of its administrative functions. The Board concluded that the nature and extent of the services provided was reasonable and appropriate in relation to the advisory fee, that the level of services provided by the Adviser, either directly or through BNY, and by the Subadvisers, had not diminished over the past year and that the quality of service continued to be high.

The Board reviewed the personnel responsible for providing services to the Funds and concluded, based on their experience and interaction with the Adviser and Subadvisers, that (i) the Adviser and Subadvisers were able to retain quality personnel, (ii) the Adviser, Subadvisers, and their agents exhibited a high level of diligence and attention to detail in carrying out their advisory and administrative responsibilities under the Agreements, (iii) the Adviser and Subadvisers were responsive to requests of the Board, (iv) the scope and depth of the Adviser’s and Subadvisers’ resources were adequate, and (v) the Adviser and Subadvisers had kept the Board apprised of developments relating to each Fund and the industry in general. The Board also focused on the Adviser’s reputation and long standing relationship with the Funds. The Board also believed that the Adviser had devoted substantial resources and made substantial commitments to address new regulatory compliance requirements applicable to the Funds.

2) The performance of the Funds, the Adviser, and the Subadvisers.

The Board reviewed the investment performance of each Fund, on an absolute basis, as compared with Broadridge peer group of other SEC registered funds, and against each Fund’s broad based securities market benchmarks as reflected in each Fund’s prospectuses and annual report. The Board also considered rankings and ratings of the Funds issued by Broadridge over the short, intermediate, and long term. The Board considered each Fund’s one, three, five, and ten year average annual total return for the periods ended June 30, 2019, but placed greatest emphasis on a Fund’s longer term performance. The peer groups considered by the Board were developed by Broadridge and were comprised of funds within the same Broadridge peer group category (the “Performance Peer Group”), regardless of asset size or primary channel of distribution. Each Fund’s performance against the Performance Peer Group was considered by the Board as providing an objective comparative benchmark against which each Fund’s performance could be assessed. In general, the Board considered these comparisons helpful in their assessment as to whether the Adviser was obtaining for the Funds’ shareholders the total return performance that was available in the marketplace, given each Fund’s investment objectives, strategies, limitations, and restrictions. In reviewing the Funds’ performance, the Board noted that the Equity Fund’s performance was below the median for the one year, three year, five year, and ten year periods; the Balanced Fund’s performance was above the median for the one year, three year, five year, and ten year periods; the SmallCap Equity Fund’s performance was above the median for the one year, three year, five year, and ten year periods; the Mighty Mites Fund’s performance was below the median for the one year, three year, five year, and ten year periods; the Convertible Securities Fund’s performance was above the median for the three year and ten year periods, and below the median for the one year and five year periods; and the Intermediate Bond Fund’s performance was below the median for the one year, three year, five year, and ten year periods. The Board Members concluded that the Funds’ performance was reasonable in comparison with that of the Performance Peer Groups.

In connection with its assessment of the performance of the Adviser and the Subadvisers, the Board considered the Adviser’s and Subadvisers’ financial condition and whether they had the resources necessary to continue to carry out their responsibilities under the Agreements. The Board concluded that the Adviser and Subadvisers had the financial resources necessary to continue to perform their obligations under the Agreements and to continue to provide the high quality services that they have provided to the Funds to date.

3) The cost of the advisory services and the profits to the Adviser and Subadviser and their affiliates from the relationship with the Funds.

In connection with the Board’s consideration of the cost of the advisory and subadvisory services and the profits to the Adviser, Subadvisers and their affiliates from their relationships with the Fund, the Board considered a number of factors. First, the Board compared the level of the advisory fee for each Fund against comparative Broadridge expense peer groups (“Expense Peer Group”). The Board also considered comparative non-advisory fee expenses and comparative total fund expenses of the Funds and each Expense Peer Group. The Board considered this information as useful in assessing whether the Adviser and Subadvisers were providing services at a cost that was competitive with other similar funds. In assessing this information, the Board considered both the comparative contract rates as well as the level of the advisory fees after waivers and/or reimbursements. The Board noted that the SmallCap Equity Fund, the Convertible Securities Fund, and the Intermediate Bond Fund operated pursuant to a Fee Waiver and Expense Deferral Agreement with the Adviser wherein the Adviser had agreed to waive a portion of its fee or reimburse a Fund for a portion of its expenses necessary to limit the Fund’s total operating expenses to the level set forth in the respective Fund’s prospectus. The Board noted that the Convertible Securities Fund operated pursuant to an Expense Limitation Agreement with the Adviser wherein the Adviser had agreed to limit a portion of its fee or reimburse a Fund for a portion of its expenses necessary to limit the Fund’s total operating expenses to the level set forth in the Funds’ prospectus. The Board noted that the advisory fees and total expense ratios for all Funds were higher than the median when compared with those of their Expense Peer Groups. Finally, the Board noted that although the SmallCap Equity Fund, Intermediate Bond Fund, and Convertible Securities Fund had agreements in place to limit advisory fees and expenses, the total expense ratios for the SmallCap Equity, Convertible Securities, and Intermediate Bond Funds were above the median when compared with their Expense Peer Groups. The Board also reviewed the fees charged by the Adviser and Subadvisers to provide similar advisory services to other RICs with similar investment objectives and to separate accounts, noting that in some cases the fees charged by the Adviser or Subadvisers were higher and, in other cases lower, than the fees charged to the Funds. In evaluating this information, the Board considered the difference in services provided by the Adviser and Subadvisers to these other accounts. In particular, the Board considered the differences in risks involved in managing separate accounts and the Funds from a compliance and regulatory perspective.

The Board also considered an analysis prepared by the Adviser of the estimated profitability to the Adviser of its relationship with the Funds and reviewed with the Adviser its cost allocation methodology in connection with its profitability. In this regard, the Board reviewed Pro-forma Income Statements of the Adviser for the year ended December 31, 2018. The Board considered one analysis for the Adviser as a whole, and a second analysis for the Adviser with respect to each of the Funds. With respect to the Fund analysis, the Board received an analysis based on each Fund’s average net assets during the period as well as a pro-forma analysis of profitability at higher and lower asset levels. The Board concluded that the profitability of the Funds to the Adviser under either analysis was not excessive.

4) The extent to which economies of scale will be realized as the Funds grow and whether fee levels reflect those economies of scale.

With respect to the Board’s consideration of economies of scale, the Board discussed whether economies of scale would be realized by the Funds at higher asset levels. The Board also reviewed data from the Expense Peer Groups to assess whether the Expense Peer Group funds had advisory fee breakpoints and, if so, at what asset levels. The Board also assessed whether certain of the Adviser’s costs would increase if asset levels rise. The Board concluded that under foreseeable conditions, they were unable to assess at this time whether economies of scale would be realized if the Funds were to experience significant asset growth. In the event there was to be significant asset growth in the Funds, the Board determined to reassess whether the advisory fee appropriately took into account any economies of scale that had been realized as a result of that growth.

5) Other Factors.

In addition to the above factors, the Board also discussed other benefits received by the Adviser and Subadvisers from their management of the Funds. The Board considered that the Adviser and Subadvisers do use soft dollars in connection with their management of the Funds. Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that each Fund’s advisory fee and, with respect to the Equity Fund, the Balanced Fund, and the Intermediate Bond Fund, the subadvisory fee, was fair and reasonable with respect to the quality of services provided and in light of the other factors described above that the Board deemed relevant. Accordingly, the Board Members determined to approve the continuation of each Fund’s Advisory Agreement and, with respect to the Equity Fund, Balanced Fund, Mighty Mites Fund, and Convertible Securities Fund, the Subadvisory agreements. The Board based its decision on evaluations of all these factors as a whole and did not consider any one factor as all important or controlling.

TETON Westwood Funds

Additional Fund Information (Unaudited)

The business and affairs of the Trust are managed under the direction of its Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. The Trust’s Statement of Additional Information includes additional information about the TETON Westwood Funds’ Trustees and is available, without charge, upon request, by calling 800-WESTWOOD (800-937-8966) or by writing to the TETON Westwood Funds at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s), Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[3]
INTERESTED TRUSTEE[4] :

Nicholas F. Galluccio Trustee and Portfolio Manager Age: 69	Since 2017	9	President and Chief Executive Officer of Teton Advisors, Inc. (since 2008); Group Managing Director U.S. Equities (2004-2008), Managing Director U.S. Equities (1994-2004), Senior Vice President (1990-2004) and Vice President (1990-1994) and Vice President (1982-1990) of Trust Company of the West (TCW)	—

INDEPENDENT TRUSTEES[5] :
Anthony S. Colavita[6] Trustee Age: 58	Since 2017	18	Attorney, Anthony S. Colavita, P.C.	—

James P. Conn Trustee Age: 81	Since 1994	24	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings, Ltd. (1992-1998)	—

Leslie F. Foley[6] Trustee Age: 51	Since 2017	9	Attorney on the boards of the Boys and Girls Club of Greenwich, Addison Gallery of American Art at Phillips Academy Andover, and National Humanities Center; Vice President, Global Ethics & Compliance and Associate General Counsel for News Corporation (2008-2010)	—

Mary E. Hauck Trustee Age: 77	Since 2017	10	Retired Senior Manager of the Gabelli-O’Connor Fixed Income Mutual Funds Management Company	—

Michael J. Melarkey Trustee Age: 69	Since 2017	21	Owner in Pioneer Crossing Casino Group; Of Counsel in the law firm of McDonald Carano Wilson LLP; previously partner in the law firm of Avansino, Melarkey, Knobel, Mulligan & McKenzie (1980-2015)	Director of Southwest Gas Corporation (natural gas utility)

Kuni Nakamura Trustee Age: 51	Since 2017	33	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate)	—

Werner J. Roeder Trustee Age: 79	Since 1994	21	Retired physician; Former Vice President of Medical Affairs (Medical Director) of New York Presbyterian/Lawrence Hospital (1999-2014)	—

Salvatore J. Zizza[6,7] Trustee Age: 73	Since 2004	31	President of Zizza & Associates Corp. (private holding company); Chairman of Bergen Cove Realty Inc. Chairman of Harbor Diversified, Inc. (pharmaceuticals) (2009-2018); Chairman of BAM (semiconductor and aerospace manufacturing) (2000-2018); Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)	Director and Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals) (2009-2018)

Name, Position(s), Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years
OFFICERS:

Bruce N. Alpert President Age: 67	Since 1994	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008

John C. Ball Treasurer Age: 43	Since 2017	Treasurer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017; Vice President of State Street Corporation, 2007-2014

Agnes Mullady Vice President Age: 61	Since 2006	Officer of the registered investment companies within the Gabelli/GAMCO Fund Complex since 2006; President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2015; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Executive Vice President of Associated Capital Group, Inc. since 2016

Andrea R. Mango Secretary Age: 47	Since 2013	Vice President of GAMCO Investors, Inc. since 2016; Counsel of Gabelli Funds, LLC since 2013; Secretary of registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of closed-end funds within the Gabelli/GAMCO Fund Complex since 2014

Richard J. Walz Chief Compliance Officer Age: 60	Since 2013	Chief Compliance Officer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2013

1	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

2

Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Amended By-Laws and Amended and Restated Declaration of Trust. For officers, includes time served in prior officer positions with the Trust. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

3

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, i.e., public companies, or other investment companies registered under the Investment Company Act of 1940.

4

“Interested person” of the Funds as defined in the 1940 Act. Mr. Galluccio is considered an “interested person” because of his affiliation with Teton Advisors, Inc. that acts as the Funds’ investment adviser.

5	Trustees who are not interested persons are considered “Independent” Trustees.

6

Mr. Colavita’s father, Anthony J. Colavita, and Ms. Foley’s father, Frank J. Fahrenkopf, Jr., serve as directors of other funds in the Fund Complex. Mr. Zizza is an independent director of Gabelli International Ltd., which may be deemed to be under common control with the Adviser.

7

On September 9, 2015, Mr. Zizza entered into a settlement with the SEC to resolve an inquiry relating to an alleged violation regarding the making of false statements or omissions to the accountants of a company concerning a related party transaction. The company in question is not an affiliate of, nor has any connection to, the Fund. Under the terms of the settlement, Mr. Zizza, without admitting or denying the SEC’s findings and allegation, paid $150,000 and agreed to cease and desist committing or causing any future violations of Rule 13b2-2 of the Securities Exchange Act of 1934, as amended (the 1934 Act). The Board has discussed this matter and has determined that it does not disqualify Mr. Zizza from serving as an Independent Trustee.

TETON WESTWOOD FUNDS

TETON Westwood Mighty MitesSM Fund

TETON Westwood SmallCap Equity Fund

TETON Convertible Securities Fund

TETON Westwood Equity Fund

TETON Westwood Balanced Fund

TETON Westwood Intermediate Bond Fund

One Corporate Center
Rye, New York 10580-1422
General and Account Information:
800-WESTWOOD [800-937-8966]
fax: 914-921-5118
website: www.tetonadv.com
e-mail: info@tetonadv.com

Board of Trustees

ANTHONY S. COLAVITA	NICHOLAS F. GALLUCCIO*	KUNI NAKAMURA
Attorney, Anthony S. Colavita, P.C.	President and Chief Executive Officer,	President of Advanced Polymer, Inc.
Teton Advisors, Inc.

JAMES P. CONN	MARY E. HAUCK	WERNER J. ROEDER
Former Managing Director and Chief	Former Senior Portfolio Manager,	Former Medical Director,
Investment Officer, Financial Security	Gabelli-O’Connor Fixed Income Mutual	Lawrence Hospital
Assurance Holdings Ltd.	Fund Management Company

LESLIE F. FOLEY	MICHAEL J. MELARKEY	SALVATORE J. ZIZZA
Attorney	Of Counsel,	Chairman,
	McDonald Carano Wilson LLP	Zizza & Associates Corp.
*Interested Trustee

Officers

BRUCE N. ALPERT		ANDREA R. MANGO
President		Secretary

JOHN C. BALL		RICHARD J. WALZ
Treasurer		Chief Compliance Officer

AGNES MULLADY
Vice President

Investment Adviser		Distributor
Teton Advisors, Inc.		G.distributors, LLC

Custodian		Legal Counsel
The Bank of New York Mellon		Paul Hastings LLP

We have separated the portfolio managers’ commentaries from the financial statements and investment portfolios due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentaries is unrestricted. Both the commentaries and the financial statements, including the portfolio of investments, will be available on our website at www.tetonadv.com.

This report is submitted for the information of the shareholders of the TETON Westwood Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GABWWQ319AR

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Kuni Nakamura is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent.”

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $174,075 in 2018 and $141,908 in 2019.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 in 2018 and $0 in 2019.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $29,410 in 2018 and $30,260 in 2019. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2018 and $0 in 2019.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Advisers, Inc., and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 0%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $29,410 in 2018 and $30,260 in 2019.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

TETON Westwood Mighty Mites Fund

Schedule of Investments — September 30, 2019

Shares		Cost	Market Value

	COMMON STOCKS — 98.8%
	Aerospace and Defense — 6.6%
1,108,900	Aerojet Rocketdyne Holdings Inc.†	$5,098,958	$56,010,539
98,040	Allied Motion Technologies Inc.	3,571,398	3,461,792
82,000	Avio SpA	1,152,319	1,063,577
123,000	Innovative Solutions & Support Inc.†	472,250	578,100
7,000	Kratos Defense & Security Solutions Inc.†	42,963	130,165
128,000	Park Aerospace Corp.	1,994,131	2,247,680

		12,332,019	63,491,853

	Agriculture — 0.6%
225	J.G. Boswell Co.	144,676	153,675
218,465	Limoneira Co.	4,187,987	4,011,017
510,000	S&W Seed Co.†	1,759,513	1,213,800

		6,092,176	5,378,492

	Airlines — 0.1%
40,000	American Airlines Group Inc.	15,642	1,078,800
225,000	American Airlines Group Inc., Escrow†	173	40,500

		15,815	1,119,300

	Automotive — 1.2%
26,250	Lithia Motors Inc., Cl. A	465,325	3,474,975
20,000	Navistar International Corp.†	152,109	562,200
29,605	Rush Enterprises Inc., Cl. A	545,615	1,142,161
104,005	Rush Enterprises Inc., Cl. B	1,800,199	4,152,920
47,930	Sonic Automotive Inc., Cl. A	611,334	1,505,481
70,000	Wabash National Corp.	132,194	1,015,700

		3,706,776	11,853,437

	Automotive: Parts and Accessories — 1.6%
105,000	Dana Inc.	624,231	1,516,200
12,190	Gentherm Inc.†	177,000	500,826
400,000	Modine Manufacturing Co.†	4,333,538	4,548,000
24,000	Motorcar Parts of America Inc.†	315,465	405,600
80,000	Puradyn Filter Technologies Inc.†	13,774	2,380
52,028	Standard Motor Products Inc.	570,100	2,525,959
186,339	Strattec Security Corp.	4,702,192	3,723,053
329,000	Superior Industries International Inc.	5,964,343	950,810
31,200	Tenneco Inc., Cl. A	96,359	390,624
36,000	Titan International Inc.	288,537	97,200
105,000	Uni-Select Inc.	1,600,857	874,967

		18,686,396	15,535,619

	Aviation: Parts and Services — 2.2%
13,500	Astronics Corp.†	83,521	396,630
23,896	Astronics Corp., Cl. B†	144,647	700,392
188,040	Ducommun Inc.†	4,760,004	7,972,896
196,200	Kaman Corp.	4,994,792	11,666,052

		9,982,964	20,735,970

	Broadcasting — 1.2%
902,000	Beasley Broadcast Group Inc., Cl. A(a)	4,965,303	2,796,200
336,455	Dish TV India Ltd., GDR	265,892	78,730
199,160	Entercom Communications Corp., Cl. A	871,395	665,194
248,120	Gray Television Inc.†	268,430	4,049,318
86,293	Gray Television Inc., Cl. A†	620,246	1,437,969
270,000	Salem Media Group Inc.	624,073	413,100
33,000	Sinclair Broadcast Group Inc., Cl. A	53,667	1,410,420

Shares		Cost	Market Value

159,000	Townsquare Media Inc., Cl. A	$1,313,188	$1,117,770

		8,982,194	11,968,701

	Building and Construction — 2.1%
290,000	Armstrong Flooring Inc.†	4,324,208	1,853,100
133,000	Gibraltar Industries Inc.†	3,133,522	6,110,020
18,000	Granite Construction Inc.	456,539	578,340
13,000	Herc Holdings Inc.†	495,236	604,630
670,000	Huttig Building Products Inc.†	756,766	1,407,000
107,074	MYR Group Inc.†	2,422,367	3,350,345
98,400	The Monarch Cement Co.	2,612,568	6,051,600

		14,201,206	19,955,035

	Business Services — 3.1%
400,701	Diebold Nixdorf Inc.†	1,822,374	4,487,851
3,500	Du-Art Film Labs Inc.†	610,534	595,000
173,172	GP Strategies Corp.†	2,072,457	2,223,528
32,029	IAA Inc.†	274,789	1,336,570
23,300	ICF International Inc.	558,939	1,968,151
32,029	KAR Auction Services Inc.	168,870	786,312
16,000	Macquarie Infrastructure Corp.	25,800	631,520
1,920	Matthews International Corp., Cl. A	84,461	67,949
20,000	McGrath RentCorp	535,869	1,391,800
85,000	MDC Partners Inc., Cl. A†	530,388	239,700
624,000	MoneyGram International Inc.†	3,026,474	2,483,520
294,330	PFSweb Inc.†	1,422,682	744,655
3,000	Pollard Banknote Ltd.	48,308	44,428
44,549	PRGX Global Inc.†	248,254	229,427
17,230	Safeguard Scientifics Inc.†	212,793	195,388
500	Stamps.com Inc.†	6,278	37,225
402,451	Team Inc.†	6,327,227	7,264,241
28,792	Trans-Lux Corp.†(a)(b)(c)	25,123	14,756
941,292	Trans-Lux Corp.†(a)	821,332	482,412
37,132	Viad Corp.	989,754	2,493,414
63,169	Willdan Group Inc.†	2,059,102	2,215,969

		21,871,808	29,933,816

	Communications Equipment — 0.4%
444,000	Communications Systems Inc.	3,667,582	2,029,080
275,000	Extreme Networks Inc.†	946,476	2,000,625

		4,614,058	4,029,705

	Computer Software and Services — 2.1%
851,636	Alithya Group Inc., Cl. A†	2,277,577	2,554,908
227,380	American Software Inc., Cl. A	2,192,962	3,415,248
252,642	Avid Technology Inc.†	1,609,249	1,563,854
54,630	Carbonite Inc.†	569,078	846,219
114,000	Cardlytics Inc.†	1,818,459	3,821,280
45,000	DHI Group Inc.†	81,549	173,250
159,620	Digi International Inc.†	1,911,197	2,174,024
20,000	Genius Brands International Inc.†	48,789	12,840
144,267	iGO Inc.†	484,473	357,061
553,000	Internap Corp.†	3,600,496	1,426,740
10,000	Materialise NV, ADR†	58,532	184,800
26,000	Mercury Systems Inc.†	232,548	2,110,420
89,500	Mitek Systems Inc.†	433,851	863,675
10,000	MiX Telematics Ltd., ADR	180,072	139,500
2,607	Monitronics International Inc.†	28,743	19,553
2,310	MTS Systems Corp.	118,662	127,628
25,000	RumbleON Inc., Cl. B†	119,547	72,250
3,200	Tyler Technologies Inc.†	34,168	840,000

		15,799,952	20,703,250

	Consumer Products — 3.0%
127,200	Acme United Corp.	2,271,327	2,546,887
249,000	Bassett Furniture Industries Inc.	5,078,963	3,809,700

See accompanying notes to financial statements.

1

TETON Westwood Mighty Mites Fund

Schedule of Investments (Continued) — September 30, 2019

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Consumer Products (Continued)
96,387	Callaway Golf Co.	$833,454	$1,870,872
900,000	Goodbaby International Holdings Ltd.†	414,410	135,499
6,000	Johnson Outdoors Inc., Cl. A	175,431	351,360
36,000	Lakeland Industries Inc.†	403,780	437,760
237,175	Lifetime Brands Inc.	2,608,722	2,098,999
800,000	Marine Products Corp.	5,766,933	11,328,000
60,000	MarineMax Inc.†	866,511	928,800
114,000	Oil-Dri Corp. of America	2,077,082	3,882,840
5,700	PC Group Inc.†	3,465	36
4,000,000	Playmates Holdings Ltd.	481,613	520,561
1,090	Standard Diversified Inc.†	12,872	12,481
8,440	Standard Diversified Opportunities Inc., Cl. B†	101,648	126,600
128,220	ZAGG Inc.†	885,641	803,939

		21,981,852	28,854,334

	Consumer Services — 0.8%
445,320	1-800-Flowers.com Inc., Cl. A†	1,653,925	6,588,509
66,000	Bowlin Travel Centers Inc.†	90,387	187,770
52,000	Carriage Services Inc.	1,013,525	1,062,880
800	Collectors Universe Inc.	0	22,784

		2,757,837	7,861,943

	Diversified Industrial — 11.8%
458,000	Ampco-Pittsburgh Corp.†	7,671,234	1,685,440
66,666	ArborGen Holdings Ltd.†	37,762	7,890
270,000	Burnham Holdings Inc., Cl. A(a)	4,323,837	3,847,500
84,673	Chase Corp.	1,320,157	9,262,379
111,360	Columbus McKinnon Corp.	1,825,756	4,056,845
77,480	FormFactor Inc.†	546,020	1,444,615
34,600	Graham Corp.	563,893	687,156
516,579	Griffon Corp.	5,735,883	10,832,662
21,350	Haulotte Group SA	114,721	137,994
500	Hyster-Yale Materials Handling Inc.	25,045	27,365
7,000	Innophos Holdings Inc.	207,318	227,220
22,397	Insignia Systems Inc.†	55,134	21,725
235,930	Intevac Inc.†	1,094,812	1,236,273
65,120	John Bean Technologies Corp.	1,905,047	6,474,882
109,036	L.B. Foster Co., Cl. A†	1,738,545	2,362,810
287,170	Lawson Products Inc.†	4,302,426	11,122,094
102,309	Lydall Inc.†	1,004,152	2,548,517
9,000	MSA Safety Inc.	291,844	981,990
1,022,900	Myers Industries Inc.	15,911,250	18,054,185
116,600	Napco Security Technologies Inc.†	659,730	2,975,632
215,431	Park-Ohio Holdings Corp.	4,957,445	6,432,770
25,080	Raven Industries Inc.	497,955	839,177
19,600	RWC Inc.†	315,159	196,196
29,400	Standex International Corp.	1,024,250	2,144,436
1,630,000	Steel Connect Inc.†	5,626,241	2,819,900
640,000	Steel Partners Holdings LP†	10,328,342	8,192,000
519,000	Tredegar Corp.	8,837,769	10,130,880
522,554	Twin Disc Inc.†	9,615,851	5,533,847

		90,537,578	114,284,380

	Educational Services — 0.1%
125,000	Universal Technical Institute Inc.†	615,524	680,000

	Electronics — 3.7%
28,000	Badger Meter Inc.	477,554	1,503,600
169,999	Bel Fuse Inc., Cl. A(a)	3,107,228	2,330,686
339,500	CTS Corp.	2,824,101	10,986,220
70,000	Daktronics Inc.	686,143	516,950
63,771	EMRISE Corp.†(d)	0	0
31,000	IMAX Corp.†	132,791	680,450

Shares		Cost	Market Value

20,000	Iteris Inc.†	$32,200	$114,900
110,000	Kimball Electronics Inc.†	662,907	1,596,100
155,000	Kopin Corp.†	463,116	105,137
6,304	Littelfuse Inc.	991,018	1,117,762
19,000	Mesa Laboratories Inc.	491,269	4,517,630
24,800	Methode Electronics Inc.	149,501	834,272
700,000	Schmitt Industries Inc.†(a)	1,612,360	1,599,500
188,038	Stoneridge Inc.†	1,977,743	5,823,537
16,000	Stratasys Ltd.†	274,798	340,880
150,870	Ultra Clean Holdings†	426,878	2,207,982
142,200	Ultralife Corp.†	1,019,913	1,231,452

		15,329,520	35,507,058

	Energy and Utilities: Integrated — 0.2%
29,000	MGE Energy Inc.	683,833	2,316,230

	Energy and Utilities: Natural Gas — 0.8%
650,000	Alvopetro Energy Ltd.†	285,405	336,076
31,250	Chesapeake Utilities Corp.	563,141	2,978,750
5,000	CONSOL Energy Inc.†	116,589	78,150
108,684	Corning Natural Gas Holding Corp.	1,015,904	1,989,461
380,000	Gulf Coast Ultra Deep Royalty Trust	235,531	11,666
62,850	RGC Resources Inc.	555,810	1,837,734

		2,772,380	7,231,837

	Energy and Utilities: Oil — 0.0%
71,830	Callon Petroleum Co.†	468,742	311,742

	Energy and Utilities: Services — 0.2%
70,000	Dawson Geophysical Co.†	303,753	149,800
412,000	Independence Contract Drilling Inc.†	1,498,498	494,400
129,000	KLX Energy Services Holdings Inc.†	2,802,522	1,115,205
23,000	Nabors Industries Ltd.	129,030	43,010
70,450	RPC Inc.	127,744	395,225
7,100	Subsea 7 SA, ADR	25,056	73,343
1,050,000	Weatherford International plc†.	211,595	29,190

		5,098,198	2,300,173

	Energy and Utilities: Water — 1.5%
36,426	Artesian Resources Corp., Cl. A	925,588	1,347,762
25,090	Cadiz Inc.†	277,949	313,374
24,800	California Water Service Group	478,223	1,312,664
4,000	Connecticut Water Service Inc.	135,142	280,240
66,000	Consolidated Water Co. Ltd.	717,506	1,088,340
68,000	Energy Recovery Inc.†	280,443	630,020
28,533	Middlesex Water Co.	554,994	1,853,504
35,000	Mueller Water Products Inc., Cl. A	403,644	393,400
81,304	SJW Group	2,054,236	5,552,250
45,307	The York Water Co.	760,243	1,978,104

		6,587,968	14,749,658

	Entertainment — 0.7%
178,377	Canterbury Park Holding Corp.	1,878,902	2,177,983
689,533	Dover Motorsports Inc.	1,660,517	1,365,275
243,470	Entravision Communications Corp., Cl. A	545,693	774,235
56,000	National CineMedia Inc.	304,243	459,200
319,750	Sportech plc†	343,218	120,106
32,000	World Wrestling Entertainment Inc., Cl. A	475,035	2,276,800

		5,207,608	7,173,599

See accompanying notes to financial statements.

2

TETON Westwood Mighty Mites Fund

Schedule of Investments (Continued) — September 30, 2019

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Environmental Control — 1.9%
32,500	AquaVenture Holdings Ltd.†	$530,065	$631,475
407,853	Casella Waste Systems Inc., Cl. A†	2,022,942	17,513,208
13,121	Primo Water Corp.†	159,063	161,126

		2,712,070	18,305,809

	Equipment and Supplies — 6.9%
10,000	Amtech Systems Inc.†	93,151	53,000
20,000	AZZ Inc.	716,820	871,200
5,500	Berry Global Group Inc.†	137,770	215,985
192,766	CIRCOR International Inc.†	6,300,943	7,238,363
404,500	Core Molding Technologies Inc.†	3,294,107	2,592,845
571,000	Federal Signal Corp.	3,734,986	18,694,540
210,000	Interpump Group SpA	1,523,486	6,637,819
490,000	Kimball International Inc., Cl. B	5,071,210	9,457,000
17,550	Maezawa Kyuso Industries Co. Ltd.	95,017	324,137
200,000	Mitcham Industries Inc.†	749,308	650,000
20,593	Powell Industries Inc.	767,781	806,216
360,431	The Eastern Co.(a)	6,673,582	8,945,897
136,000	The Gorman-Rupp Co.	3,176,032	4,731,440
337,820	The L.S. Starrett Co., Cl. A†(a)	3,705,434	1,959,356
153,435	Titan Machinery Inc.†	2,579,104	2,200,258
116,100	TransAct Technologies Inc.	495,218	1,414,098
8,500	Vicor Corp.†	70,948	250,920

		39,184,897	67,043,074

	Financial Services — 9.1%
67,000	Allegiance Bancshares Inc.†	2,691,982	2,150,030
8,000	Ameris Bancorp	87,070	321,920
22,000	Atlantic American Corp.	80,717	58,960
302,158	Atlantic Capital Bancshares Inc.†	5,339,986	5,239,420
45,778	Atlantic Union Bankshares Corp.	1,390,989	1,705,002
17,000	Berkshire Bancorp Inc.†	219,944	219,725
12,275	Berkshire Hills Bancorp Inc.	226,297	359,535
5,953	BKF Capital Group Inc.†	48,280	72,954
10,090	BOK Financial Corp.	660,421	798,624
15,000	Boston Private Financial Holdings Inc.	169,709	174,825
75	Burke & Herbert Bank and Trust Co.	95,726	171,000
50,558	Cadence BanCorp.	1,012,238	886,787
96,976	Capital City Bank Group Inc.	2,369,192	2,661,991
8,000	Capitol Federal Financial Inc.	91,259	110,240
13,000	Carolina Financial Corp.	497,443	462,020
34,000	CenterState Bank Corp.	915,054	815,490
18,200	Citizens & Northern Corp.	357,816	478,296
7,000	ConnectOne Bancorp Inc.	165,900	155,400
28,800	Crazy Woman Creek Bancorp Inc.	497,983	508,032
32,580	Dime Community Bancshares Inc.	522,755	697,538
1,120	Farmers & Merchants Bank of Long Beach	6,157,165	8,904,000
40,000	Farmers National Banc Corp.	333,870	579,200
10,000	First Community Bankshares Inc.	336,365	323,700
36,440	First Internet Bancorp	763,839	780,180
657,872	Flushing Financial Corp.	11,253,397	13,292,304
75,600	FNB Corp.	736,188	871,668
3,000	Franklin Financial Network Inc.	98,132	90,630
17,858	FS Bancorp Inc.	684,399	937,545

Shares		Cost	Market Value

482,000	GTY Technology Holdings Inc.†	$4,574,212	$3,022,140
10	Guaranty Corp., Cl. A†(d)	137,500	75,000
195,270	Hallmark Financial Services Inc.†	1,740,608	3,735,515
14,000	Hancock Whitney Corp.	180,637	536,130
5,800	Heritage Commerce Corp.	47,931	68,179
30,000	HomeStreet Inc.†	300,000	819,600
79,570	Hope Bancorp Inc.	844,878	1,141,034
102,100	I3 Verticals Inc., Cl. A†	1,629,137	2,054,252
34,400	ICC Holdings Inc.†	394,036	473,172
90,843	KKR & Co. Inc., Cl. A	13,187	2,439,135
52,700	Legacy Housing Corp.†	619,100	853,740
6,440	LendingTree Inc.†	187,547	1,999,169
170,000	Medallion Financial Corp.†	915,281	1,088,000
4,197	Northrim BanCorp Inc.	91,497	166,495
19,390	OceanFirst Financial Corp.	359,396	457,604
36,739	Old Line Bancshares Inc.	1,121,407	1,065,798
14,000	Opus Bank	362,164	304,780
36,020	Oritani Financial Corp.	375,298	637,374
18,681	People’s United Financial Inc.	289,187	292,077
148,000	Pzena Investment Management Inc., Cl. A	1,200,873	1,320,160
36,971	Renasant Corp.	414,186	1,294,355
2,989	Salisbury Bancorp Inc.	129,412	117,199
30,000	Sandy Spring Bancorp Inc.	1,026,309	1,011,300
3,000	Seacoast Banking Corp. of Florida†	92,978	75,930
4,540	Security National Corp.	412,718	670,785
80,000	Silvercrest Asset Management Group Inc., Cl. A	1,098,684	984,000
6,750	Simmons First National Corp., Cl. A	152,916	168,075
4,000	South State Corp.	302,651	301,200
56,480	Southern First Bancshares Inc.†	2,454,280	2,250,728
64,000	Southern National Bancorp of Virginia Inc.	1,071,005	984,960
4,500	Southside Bancshares Inc.	153,548	153,495
660,000	Sprott Inc.	1,818,646	1,554,289
118,143	Sterling Bancorp	1,177,409	2,369,949
6,000	Thomasville Bancshares Inc.	225,946	264,120
6,000	Towne Bank/Portsmouth VA	178,312	166,830
4,200	TriState Capital Holdings Inc.†	41,237	88,368
50,050	TrustCo Bank Corp NY	230,230	407,908
119,660	United Financial Bancorp Inc.	1,639,660	1,630,966
33,089	Value Line Inc.	326,193	752,775
72,620	Veritex Holdings Inc.	2,072,720	1,762,124
45,900	Washington Trust Bancorp Inc.	1,029,683	2,217,429
82,200	Waterstone Financial Inc.	876,303	1,412,196
89,760	Western New England Bancorp Inc.	774,589	855,413
265,000	Wright Investors’ Service Holdings Inc.†	157,925	123,225

		71,045,532	87,993,989

	Food and Beverage — 3.2%
84,600	Andrew Peller Ltd., Cl. A	357,330	903,566
1,900	Bridgford Foods Corp.†	32,687	57,323
55,000	Calavo Growers Inc.	1,687,084	5,234,900
133,000	Corby Spirit and Wine Ltd.	1,998,640	1,726,686
110,000	Cott Corp.	748,495	1,371,700
540,000	Crimson Wine Group Ltd.†	4,911,613	4,077,000
377,021	Farmer Brothers Co.†	7,868,496	4,882,422
1,550	Hanover Foods Corp., Cl. A†	148,789	121,171
300	Hanover Foods Corp., Cl. B†	28,206	24,750
75,000	Iwatsuka Confectionery Co. Ltd.	3,467,326	2,712,139
1,500	J & J Snack Foods Corp.	21,623	288,000

See accompanying notes to financial statements.

3

TETON Westwood Mighty Mites Fund

Schedule of Investments (Continued) — September 30, 2019

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Food and Beverage (Continued)
21,490	John B Sanfilippo & Son Inc.	$1,010,180	$2,075,934
30,000	Lifeway Foods Inc.†	265,425	65,700
210,661	Massimo Zanetti Beverage Group SpA	1,902,168	1,354,704
10,000	MGP Ingredients Inc.	260,897	496,800
13,840	Rock Field Co. Ltd.	110,886	184,832
5,500	Scheid Vineyards Inc., Cl. A†	75,618	258,500
7,100	T. Hasegawa Co. Ltd.	148,541	131,001
6,500	The Boston Beer Co. Inc., Cl. A†	241,317	2,366,520
63,000	The Hain Celestial Group Inc.†	671,082	1,352,925
235,200	Tingyi (Cayman Islands) Holding Corp.	345,177	331,297
254,400	Vitasoy International Holdings Ltd.	135,186	1,030,557
23,000	Willamette Valley Vineyards Inc.†	88,087	159,160

		26,524,853	31,207,587

	Health Care — 8.7%
32,960	Accuray Inc.†	244,893	91,299
10,000	Anika Therapeutics Inc.†	309,129	548,900
22,000	Biolase Inc.†	50,160	20,902
130,000	BioTelemetry Inc.†	908,156	5,294,900
6,970	Boiron SA	118,049	246,902
46,500	Cantel Medical Corp.	593,901	3,478,200
106,660	Cardiovascular Systems Inc.†	1,844,922	5,068,483
14,000	CareDx Inc.†	80,937	316,540
43,400	Collegium Pharmaceutical Inc.†	738,494	498,232
384,940	Cutera Inc.†	5,778,772	11,251,796
166,843	Electromed Inc.†	638,785	1,102,832
175,000	Exelixis Inc.†	333,375	3,094,875
25,000	Genesis Healthcare Inc.†	38,387	27,750
11,000	Heska Corp.†	162,663	779,570
4,000	ICU Medical Inc.†	208,306	638,400
612,448	InfuSystems Holdings Inc.†	1,609,196	3,239,850
23,000	Integer Holdings Corp.†	479,237	1,737,880
173,724	IntriCon Corp.†	1,696,872	3,377,195
60,000	Invitae Corp.†	484,527	1,156,200
36,000	Kindred Biosciences Inc.†	364,531	246,600
3,000	LeMaitre Vascular Inc.	73,153	102,540
95,000	Meridian Bioscience Inc.	1,727,179	901,550
160,000	Motif Bio plc†	70,834	1,672
154,000	Neogen Corp.†	476,321	10,488,940
109,780	NeoGenomics Inc.†	438,086	2,098,994
7,000	Nuvectra Corp.†	64,246	9,520
41,323	Omnicell Inc.†	680,307	2,986,413
230,000	OPKO Health Inc.†	545,778	480,700
153,911	Option Care Health Inc.†	289,584	492,515
45,200	Orthofix Medical Inc.†	965,181	2,396,504
45,000	Paratek Pharmaceuticals Inc.†	280,970	194,400
8,000	Progenics Pharmaceuticals Inc.†	51,552	40,440
114,000	Quidel Corp.†	1,394,874	6,993,900
66,000	RTI Surgical Holdings Inc.†	334,123	188,100
117,934	SurModics Inc.†	2,409,935	5,394,301
2,000	Targanta Therapeutics Corp., Escrow†(d)	0	0
500	Tetraphase Pharmaceuticals Inc.†	28,535	2,660
1,000	Titan Medical Inc.†	2,224	1,080
78,101	United-Guardian Inc.	725,485	1,464,394
4,600	Utah Medical Products Inc	126,267	440,864
278,000	Zealand Pharma A/S†	3,494,481	7,077,891

		30,862,407	83,974,684

Shares		Cost	Market Value

	Hotels and Gaming — 4.6%
50,000	Ainsworth Game Technology Ltd.	$44,995	$26,154
71,800	Boyd Gaming Corp.	416,103	1,719,610
78,000	Braemar Hotels & Resorts Inc., REIT	766,264	732,420
66,620	Churchill Downs Inc.	1,086,907	8,224,572
75,000	Eldorado Resorts Inc.†	341,799	2,990,250
6,000	Empire Resorts Inc.†	79,617	57,780
30,000	Everi Holdings Inc.†	218,321	253,800
1,117,725	Full House Resorts Inc.†	2,695,209	2,414,286
121,000	Gamenet Group SpA	1,197,934	1,434,903
641,210	Golden Entertainment Inc.†	6,807,644	8,521,681
352,254	Inspired Entertainment Inc.†	2,251,124	2,532,706
36,000	PlayAGS Inc.†	431,212	370,080
6,000	Ryman Hospitality Properties Inc., REIT	232,186	490,860
353,812	The Marcus Corp.	4,455,756	13,094,582
75,461	Twin River Worldwide Holdings Inc.	2,178,270	1,722,775

		23,203,341	44,586,459

	Machinery — 2.8%
326,000	Astec Industries Inc.	11,457,875	10,138,600
5,000	DMG Mori AG	28,402	231,615
5,120	DXP Enterprises Inc.†	133,810	177,766
559,000	Gencor Industries Inc.†	3,819,715	6,489,990
15,164	Lindsay Corp.	1,014,039	1,407,977
44,650	Tennant Co.	978,398	3,156,755
43,400	The Middleby Corp.†	454,690	5,073,460
38,000	Williams Industrial Services Group Inc.†	124,236	74,100

		18,011,165	26,750,263

	Manufactured Housing and Recreational Vehicles — 2.1%
55,555	Cavco Industries Inc.†	3,142,786	10,671,560
175,250	Nobility Homes Inc.	2,031,484	4,128,890
102,500	Skyline Champion Corp.†	821,735	3,084,225
61,000	Winnebago Industries Inc.	626,036	2,339,350

		6,622,041	20,224,025

	Metals and Mining — 1.2%
60,000	5N Plus Inc.†	215,087	99,181
10,000	Alkane Resources Ltd.†	3,333	4,927
61,540	Materion Corp.	1,371,814	3,776,094
717,000	Osisko Gold Royalties Ltd.	10,420,098	6,662,090
900,000	Tanami Gold NL†	210,755	29,158
71,300	TimkenSteel Corp.†	813,371	448,477
700	United States Lime & Minerals Inc.	55,159	53,550

		13,089,617	11,073,477

	Paper and Forest Products — 0.2%
26,800	Keweenaw Land Association Ltd.†	2,281,278	1,876,000

	Publishing — 1.3%
136,000	AH Belo Corp., Cl. A	703,510	510,000
116,000	ARC Document Solutions Inc.†	219,107	157,760
852,600	The E.W. Scripps Co., Cl. A	5,156,637	11,322,528
27,057	Tribune Publishing Co.	264,673	232,149

		6,343,927	12,222,437

	Real Estate — 3.5%
226,000	Ambase Corp.†	321,495	84,750
8,000	Bresler & Reiner Inc.†	4,912	1,160
113,300	Capital Properties Inc., Cl. A	1,205,957	1,824,130
92,000	Cohen & Steers Inc.	2,107,686	5,053,560
60,000	DREAM Unlimited Corp., Cl. A	331,539	432,955

See accompanying notes to financial statements.

4

TETON Westwood Mighty Mites Fund

Schedule of Investments (Continued) — September 30, 2019

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Real Estate (Continued)
24,400	FRP Holdings Inc.†	$802,280	$1,171,688
281,450	Griffin Industrial Realty Inc.(a)	8,150,899	10,681,028
14,138	Gyrodyne LLC†	394,093	283,820
8,231	Holobeam Inc.†	161,746	420,892
32,356	New Senior Investment Group Inc., REIT	196,101	216,138
527,269	Reading International Inc., Cl. A†	4,919,287	6,306,137
74,459	Reading International Inc., Cl. B†	672,330	1,861,475
2,508	Royalty LLC†(d)	0	255
164,000	Tejon Ranch Co.†	4,030,303	2,783,080
628,023	Trinity Place Holdings Inc.†	3,406,008	2,512,092

		26,704,636	33,633,160

	Restaurants — 2.1%
1,639	Biglari Holdings Inc., Cl. A†	1,464,491	919,774
58,000	Denny’s Corp.†	178,031	1,320,370
222,234	Nathan’s Famous Inc.(a)	3,237,026	15,967,513
50,000	The Cheesecake Factory Inc.	1,504,518	2,084,000

		6,384,066	20,291,657

	Retail — 1.8%
90,000	Big 5 Sporting Goods Corp.	711,837	187,200
69,710	Ethan Allen Interiors Inc.	1,463,160	1,331,461
70,000	GNC Holdings Inc., Cl. A†	227,128	149,800
215,000	iMedia Brands Inc.†	261,779	120,400
172,240	Ingles Markets Inc., Cl. A	2,977,603	6,693,246
113,000	Lands’ End Inc.†	1,906,893	1,281,985
41,000	La-Z-Boy Inc.	918,461	1,377,190
93,000	Movado Group Inc.	2,029,299	2,311,980
300	PetIQ Inc.†	7,511	8,178
3,000	SpartanNash Co.	43,945	35,490
91,000	Tuesday Morning Corp.†	270,457	142,870
121,174	Village Super Market Inc., Cl. A	3,305,193	3,205,052
400	Winmark Corp.	26,768	70,556

		14,150,034	16,915,408

	Semiconductors — 0.8%
162,740	Entegris Inc.	1,088,226	7,658,544
2,000	Veeco Instruments Inc.†	23,663	23,360

		1,111,889	7,681,904

	Specialty Chemicals — 2.2%
1,086,593	Ferro Corp.†	5,209,733	12,886,993
267,226	General Chemical Group Inc.†(a)	59,859	2,138
69,000	Hawkins Inc.	2,486,115	2,932,500
4,100	Minerals Technologies Inc.	121,383	217,669
156,000	Navigator Holdings Ltd.†	1,910,919	1,666,080
239,027	OMNOVA Solutions Inc.†	1,919,920	2,407,002
6,000	Takasago International Corp.	160,690	145,110
50,000	Teraoka Seisakusho Co. Ltd.	368,433	219,191
189,174	Treatt plc	1,017,380	944,346

		13,254,432	21,421,029

	Telecommunications — 2.2%
26,000	A10 Networks Inc.†	163,417	180,440
38,980	ATN International Inc.	1,514,869	2,275,263
468,000	Cincinnati Bell Inc.†	5,214,310	2,372,760
28,100	Consolidated Communications Holdings Inc.	164,113	133,756
20,808	Frequency Electronics Inc.†	233,086	252,817
65,000	Gogo Inc.†	322,463	391,950
590,000	HC2 Holdings Inc.†	2,109,027	1,386,500
5,000	IDT Corp., Cl. B†	37,666	52,650
20,000	Iridium Communications Inc.†	160,025	425,600

Shares		Cost	Market Value

4,000	North State Telecommunications Corp., Cl. A	$341,561	$250,000
57,500	Nuvera Communications Inc.	528,202	1,187,375
512,315	ORBCOMM Inc.†	2,965,873	2,438,619
5,788	Preformed Line Products Co.	246,195	315,967
278,000	Shenandoah Telecommunications Co.	1,472,162	8,832,060
40,000	WideOpenWest Inc.†	396,754	246,400

		15,869,723	20,742,157

	Transportation — 0.0%
17,000	Patriot Transportation Holding Inc.†	374,911	323,000

	Wireless Communications — 0.2%
1,100,000	NII Holdings Inc.†	1,366,361	2,156,000

	TOTAL COMMON STOCKS	587,423,584	954,398,251

	CLOSED-END FUNDS — 0.1%
127,800	MVC Capital Inc.	1,152,872	1,137,420

	PREFERRED STOCKS — 0.6%
	Automotive: Parts and Accessories — 0.1%
46,300	Jungheinrich AG	186,816	998,195

	Financial Services — 0.5%
233,000	Steel Partners Holdings LP Ser. A, 6.000%	7,323,349	4,932,610

	TOTAL PREFERRED STOCKS	7,510,165	5,930,805

	CONVERTIBLE PREFERRED STOCKS (e) — 0.1%
	Energy and Utilities — 0.1%
15,095	Corning Natural Gas Holding Corp.,
	4.800%, Ser. B	313,221	332,090

	Food and Beverage — 0.0%
500	Seneca Foods Corp., Ser. 2003	7,625	15,590

	TOTAL CONVERTIBLE PREFERRED STOCKS	320,846	347,680

	RIGHTS — 0.0%
	Entertainment — 0.0%
550,000	Media General Inc., CVR†(d)	1	1

	Health Care — 0.0%
400,000	Sanofi, CVR†	137,800	228,000
200,000	Teva Pharmaceutical Industries Ltd., CCCP, expire 02/20/23†(d)	103,591	0

		241,391	228,000

	Specialty Chemicals — 0.0%
30,000	A. Schulman Inc., CVR†(d)	15,690	15,690

	TOTAL RIGHTS	257,082	243,691

	WARRANTS — 0.0%
	Energy and Utilities — 0.0%
86	Key Energy Services Inc., expire 12/15/21†(d)	0	17
86	Key Energy Services Inc., expire 12/15/20†(d)	0	4

		0	21

	Environmental Control — 0.0%
200	Primo Water Corp., expire 12/31/21†	58	43

See accompanying notes to financial statements.

5

TETON Westwood Mighty Mites Fund

Schedule of Investments (Continued) — September 30, 2019

Shares		Cost	Market Value
	WARRANTS (Continued)
	Health Care — 0.0%
8,737	Option Care Health Inc., Cl. A, expire 07/27/25†	$7,979	$3,199
8,737	Option Care Health Inc., Cl. B, expire 07/27/25†	7,554	2,647

		15,533	5,846

	TOTAL WARRANTS	15,591	5,910

Principal Amount		Cost	Market Value

	CONVERTIBLE CORPORATE BONDS — 0.0%
	Telecommunications — 0.0%
$ 180,000	Gogo Inc., 6.000%, 05/15/22(b)	180,000	215,308

	U.S. GOVERNMENT OBLIGATIONS — 0.4%
3,796,000	U.S. Treasury Bills,
	1.877% to 1.950%††, 11/21/19 to 12/19/19	3,783,123	3,784,099

	TOTAL MISCELLANEOUS INVESTMENTS — 0.1%(f)	568,202	559,073

	TOTAL INVESTMENTS — 100.1%	$601,211,465	966,622,237

	Other Assets and Liabilities (Net) — (0.1)%		(906,592)

	NET ASSETS — 100.0%		$965,715,645

(a)	Security considered an affiliated holding because the Fund owns at least 5% of its outstanding shares.
(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(c)

At September 30, 2019, the Fund held an investment in a restricted and illiquid security amounting to $14,756 or 0.00% of net assets., which was valued under methods approved by the Board of Trustees as follows:

Acquisition Shares	Issuer	Acquisition Date	Acquisition Cost	09/30/19 Carrying Value Per Share
28,792	Trans-Lux Corp.	06/01/09- 09/25/18	$25,123	0.5125

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Securities are perpetual and have no stated maturity date.
(f)	Represents previously undisclosed, unrestricted securities which the Fund has held for less than one year.
†	Non-income producing security.
††	Represents annualized yields at dates of purchase.
ADR	American Depositary Receipt
CCCP	Contingent Cash Consideration Payment
CVR	Contingent Value Right
GDR	Global Depositary Receipt
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

6

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of TETON Westwood Funds and Shareholders of TETON Westwood Mighty MitesSM Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the summary schedule of investments, of TETON Westwood Mighty MitesSM Fund (one of the funds constituting TETON Westwood Funds, referred to hereafter as the “Fund”) as of September 30, 2019, the related statement of operations for the year ended September 30, 2019, the statement of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2019 (included in Item 1 of this Form N-CSR) and the schedule of investments (included in Item 6 of this Form N-CSR) as of September 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2019 and the financial highlights for each of the five years in the period ended September 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

November 26, 2019

We have served as the auditor of one or more investment companies in Gabelli/GAMCO Fund Complex since 1986.

7

(b)	Not applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    The TETON Westwood Funds

By (Signature and Title)*        /s/ Bruce N. Alpert

 Bruce N. Alpert, Principal Executive Officer

Date     12/04/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*      /s/ Bruce N. Alpert

 Bruce N. Alpert, Principal Executive Officer

Date     12/04/2019

By (Signature and Title)*      /s/ John C. Ball

 John C. Ball, Principal Financial Officer and Treasurer

Date     12/04/2019

* Print the name and title of each signing officer under his or her signature.